As filed with the Securities and Exchange Commission on May 2, 2013

Registration Nos. 333-89822; 811-21114

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 87	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 96	☒

ProShares Trust

(Exact name of Registrant as Specified in Trust Instrument)

7501 Wisconsin Avenue,

Suite 1000 Bethesda, MD 20814

(Address of Principal Executive Office) (Zip Code)

(240) 497-6400

(Area Code and Telephone Number)

Michael L. Sapir, CEO

ProShare Advisors LLC

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814

(Name and Address of Agent for Service)

with copies to:
John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Amy R. Doberman ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on ………. pursuant to paragraph (b)(1)(iii) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This post-effective amendment relates only to ProShares High Yield—Interest Rate Hedged, a series of ProShares Trust. No information relating to any other series or class of series of ProShares Trust is amended or superseded hereby.

Prospectus May 13, 2013

Global Fixed Income ProShares

HYHG	ProShares High Yield—Interest Rate Hedged

PROSHARES TRUST	Distributor: SEI Investments Distribution Co.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section

4	ProShares High Yield—Interest Rate Hedged

9	Investment Objective, Principal Investment Strategies and Related Risks

17	Management of ProShares Trust

18	Determination of NAV

18	Distributions

19	Dividend Reinvestment Services

19	Taxes

3

Summary Section

4	:: High Yield—Interest Rate Hedged	Global Fixed Income ProShares :: ProShares.com

Investment Objective

ProShares High Yield—Interest Rate Hedged (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Citi High Yield (Treasury Rate-Hedged) Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.50%
Other Expenses*	0.50%

Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements	1.00%
Fee Waiver/Reimbursement**	-0.50%

Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements	0.50%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.50% through September 30, 2014. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example – This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$51	$269

The Fund pays transaction and financing costs associated with transacting in securities and derivatives. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Index (Bloomberg Ticker: CFIIHYHG) is comprised of (a) long positions in USD-denominated high yield corporate bonds (“high yield bonds”) and (b) short positions in U.S. Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds.

By taking these short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.

The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that are: fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Financial Services, LLC (“S&P”); and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria. Pay-in-kind and zero-coupon bonds are excluded. No more than two issues from each issuer are allowed, and no more than two percent (2%) of the Index is allocated to any single issuer. The Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.

Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index may be more volatile than a long-only position in the same high yield bonds.

As of May 1, 2013, the Index was composed of approximately 130 bonds from approximately 90 different issuers.

ProShares.com :: Global Fixed Income ProShares	High Yield—Interest Rate Hedged ::	5

For a further description of the Index, please see “Description of the Index” in the Fund’s full prospectus.

The Fund invests in a combination of debt securities and derivatives that ProShare Advisors believes should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in high yield bonds.

The types of debt securities and derivatives that the Fund will principally invest in are set forth below. Cash balances will typically be held in money market instruments.

•

Debt Securities — The Fund will invest in debt securities, primarily high yield bonds, that are issued by corporate issuers that are rated below “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. Those issuers with a greater risk of default — not paying interest or principal in a timely manner — are rated below investment grade. Such debt securities may include Rule 144A securities, which generally are restricted securities that are only available to ”qualified” investors.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including exchange-traded funds (“ETFs”)), interest rate or index. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities but may also do so to a limited extent to obtain high yield bond exposure or for other purposes. These derivatives principally include:

¡

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will primarily utilize short futures contracts on Treasury Securities.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index or may invest in securities not contained in the Index, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index, including the general credit profile of the Index. ProShare Advisors does not invest the assets of the Fund in securities or derivatives based on ProShare Advisors’ view of the investment merit of a particular security or instrument, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s and S&P. To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected.

The Fund seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide exposure to the Index without regard to market conditions, trends, direction or the financial condition of a particular high yield bond issuer. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

•

Hedging Risk — The Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of high yield bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions.

In addition, when interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Performance of the Fund could be particularly poor in risk-averse,

6	:: High Yield—Interest Rate Hedged	Global Fixed Income ProShares :: ProShares.com

flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall.

The Index may contain a significant allocation to callable high yield bonds, which are subject to call risk (see Debt Instrument Risk below); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury position relative to the gains in the long high yield bond position attributable to falling interest rates. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.

•

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk, liquidity risk and increased correlation risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Index on such day. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index. The factors that may adversely affect the Fund’s correlation with the Index include fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. As a result, developments regarding the performance of those securities in which the Fund invests could result in a greater decline in NAV than would be the case if the Fund’s holdings precisely replicated the securities and weights of the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions or other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•	Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest at lower interest rates. Such factors may cause the value of an investment in the Fund to change.

•

Credit Risk — Due to its investments in high yield bonds, the Fund will be subject to the risk that an issuer is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the high yield bonds that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the bonds decreases, the level of the Index (and the value of the Fund) will typically increase. The hedging methodology of the Index does not seek to mitigate credit risk.

•

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. The Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the high yield bond positions of the Fund arising from changing Treasury interest rates. When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Index is designed to hedge the interest rate exposure of the long high yield bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•

Long/Short Risk — The Fund seeks long exposure to high yield bonds and duration-adjusted equivalent short exposure to Treasury Securities, with a goal of mitigating the price sensitivity of high yield bonds to fluctuations in Treasury interest rates. There is no guarantee that such interest rate risk will be eliminated, or that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. For example, if the Index’s high yield bonds enter into a period of declining credit quality at the same time that Treasury interest rates fall, the Fund may experience greater losses than if the Fund pursued a long–only, high yield bond strategy.

ProShares.com :: Global Fixed Income ProShares	High Yield—Interest Rate Hedged ::	7
•

Restricted Securities Risk — Rule 144A securities are restricted securities. They may be less liquid than other investments because, at times, such securities cannot be readily sold and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

•

Counterparty Risk — The Fund will also be subject to credit risk with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of your investment in the Fund may decline.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

•

Market Price Variance Risk — The Fund’s shares are listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at their NAV. Because of the nature of high yield bonds, shares may typically trade at a larger premium or discount to NAV than shares of many other ETFs. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•	Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact from credit risk relating to that counterparty than a diversified fund might be.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Such activity may have a particularly significant impact on funds (like the Fund) that seek long exposure to high yield bonds.

•

Short Sale Exposure Risk — The Fund may seek short exposure through financial instruments such as futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of a counterparty or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure through these instruments may be considered an aggressive investment technique.

•

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full prospectus for additional details.

Investment Results

Performance history will be available for the Fund after it has been in operation for a full calendar year. After a full year, performance

8	:: High Yield—Interest Rate Hedged	Global Fixed Income ProShares :: ProShares.com

information will be shown on an annual basis. Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Stephen Sachs, Head of Capital Markets, and Jeffrey Ploshnick, Senior Portfolio Manager, have managed the Fund since May 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be higher than those of most exchange-traded funds.

9

Investment Objective, Principal Investment Strategies and Related Risks

10	:: ProShares.com :: Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional details regarding ProShares High Yield—Interest Rate Hedged (the “Fund”), including the Fund’s investment objective, principal investment strategies and related risks.

Investment Objective

The Fund seeks investment results, before fees and expenses, that track the Citi High Yield (Treasury Rate-Hedged) Index (the “Index”). The Fund seeks to achieve its stated investment objective both on a single day and over time. The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of ProShares Trust (the “Trust”), without the approval of Fund shareholders. The Fund reserves the right to substitute a different index or security for the Index.

Principal Investment Strategies

In seeking to achieve the Fund’s investment objective, ProShare Advisors LLC (“ProShare Advisors”) uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund employs various investment techniques that ProShare Advisors believes should, in the aggregate, simulate the movement of the Index.

The investment techniques utilized to simulate the movement of the Index are intended to enhance liquidity, maintain a tax-efficient portfolio and reduce transaction costs while, at the same time, seeking to maintain high correlation with, and similar aggregate characteristics to, the Index. For example, the Fund may gain exposure to only a representative sample of the securities in the Index or may invest in securities not contained in the Index with the intent of obtaining exposure with aggregate characteristics similar to the Index, including the general credit profile of the Index. ProShare Advisors does not invest the assets of the Fund in securities or financial instruments based on ProShare Advisors’ view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or financial instruments that ProShare Advisors believes, in combination, should have similar return characteristics to the Index without regard to market conditions, trends, direction or the financial condition of a particular USD-denominated high yield corporate bond (“high yield bond”) issuer. In seeking to match the general credit profile of the Index, ProShare Advisors will rely solely on credit ratings provided by Moody’s Investors Service, Inc. (“Moody’s) and Standard & Poor’s Financial Services, LLC (“S&P”). To the extent the Fund is overweight in a security that is perceived by the markets to have increased credit risk, the Fund’s performance will be adversely affected. The Fund does not take temporary defensive positions.

Principal Investment Strategies Specific to ProShares High Yield—Interest Rate Hedged

Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index) and invest at least 80% of its total assets in high yield bonds.

The Fund will invest in a combination of debt securities and derivatives that ProShare Advisors believes should track the performance of the Index. Cash balances will typically be held in money market instruments.

•

Debt Securities — The Fund will invest in debt securities, primarily high yield bonds, that are issued by corporate issuers that are rated below “investment-grade” by both Moody’s and S&P. Credit rating agencies evaluate issuers and assign ratings based on their opinions of the issuer’s ability to pay interest and principal as scheduled. Those issuers with a greater risk of default — not paying interest or principal in a timely manner — are rated below investment grade. Such debt securities may include Rule 144A securities, which generally are restricted securities that are only available to “qualified” investors.

•

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including exchange-traded funds (“ETFs”)), interest rate or index. The Fund primarily invests in derivatives as a substitute for obtaining short exposure in U.S. Treasury notes or bonds (“Treasury Securities”) but may also do so to a limited extent to obtain high yield bond exposure or for other purposes. These derivatives principally include:

¡

Futures Contracts — A standardized contract traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The Fund will primarily utilize short futures contracts on Treasury Securities.

Principal Risks

Like all investments, investing in the Fund entails risks. The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Fund’s Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Fund may be subject, is provided below. The Statement of Additional Information (“SAI”) contains additional information about the Fund, its investment strategies and related risks. The Fund may be subject to other risks in addition to those identified as principal risks.

•

High Yield Risk — Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation

Investment Objective, Principal Investment Strategies and Related Risks :: ProShares.com ::	11

difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

•

Hedging Risk: The Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long high yield bond positions. In addition, when interest rates fall, investors would be better off in a long–only, high yield investment than investing in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value. Furthermore, the Index may be more volatile than a long-only investment in high yield bonds. The Index may contain a significant allocation to callable high yield bonds, which are subject to call risk (see Debt Instrument Risk below); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury position as compared to gains in the long high yield bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises.

In addition, hedging may limit potential gains from the exposure to the high yield bonds if interest rates decline.

•

Risks Associated with the Use of Derivatives — The Fund uses investment techniques, such as investing in derivatives (including investing in futures contracts and similar instruments), that may be considered aggressive. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the Fund from achieving its investment objective. The use of derivatives also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount the Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 5) the risks that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust the Fund’s position in a particular instrument when desired.

•

Correlation Risk — There can be no guarantee that the Fund will achieve a high degree of correlation with the Index. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The percentage change of the Fund’s NAV each day may differ, perhaps significantly, from the percentage change of the Index on such day. This may be due, in many cases, to the impact of a limited trading market in the component Index bonds on the calculation of the Index. A number of factors may adversely affect the Fund’s correlation with the Index, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying the Index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may not have investment exposure to all securities in the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. As a result, developments regarding the performance of those securities in which the Fund invests could result in a greater decline in NAV than would be the case if the Fund’s holdings precisely replicated the bonds and weights of the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•

Debt Instrument Risk — The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the price of outstanding debt instruments are negatively impacted when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer

12	:: ProShares.com :: Investment Objective, Principal Investment Strategies and Related Risks

of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury position as compared to gains in the long high yield bond position attributable to interest rate changes. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to change. High yield bonds are considered to be speculative and may have a greater risk of default than other types of debt instruments.

•

Credit Risk — Due to its investments in high yield bonds, the Fund will be subject to the risk that an issuer is unwilling or unable to make timely payments to meet its contractual obligations. At times when credit risk increases, the price of the high yield bonds that comprise the Index (and therefore the value of the Fund) will typically decrease. Conversely, when credit risk of the bonds decreases, the level of the Index (and the value of the Fund) will typically increase. In using sampling techniques, the Fund may be overweight in certain securities that would adversely affect the Fund upon the markets’ perceived view of increased credit risk or upon a downgrade or default of such securities. The hedging methodology of the Index does not seek to mitigate credit risk.

•

Interest Rate Risk —  Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities. The Index (and therefore the Fund) seeks to mitigate this risk by taking short positions in Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the high yield bond positions of the Fund arising from changing Treasury interest rates. The Index does not attempt to mitigate credit risk or other factors which commonly have a greater influence on high yield bonds than interest rate risk. Such other factors often impact high yield bond prices in an opposite way than interest rates making it difficult to directly observe the impact of changes in interest rates on high yield bonds. When interest rates fall, an unhedged investment in the same high yield bonds will outperform the Fund. Callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury position as compared to gains in the long high yield bond position attributable to interest rate changes. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Index is designed to hedge the interest rate exposure of the long high yield bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.

•

Long/Short Risk — The Fund seeks long exposure to certain high yield bonds and short exposure to Treasury securities, with a goal of mitigating price sensitivity of high yield bonds to fluctuations in Treasury interest rates. There is no guarantee that such interest rate risk will be eliminated, or that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. For example, if the Index’s high yield bonds enter into a period of declining credit quality at the same time that Treasury interest rates fall, the Fund may experience greater losses than if the Fund pursued a long-only or short-only strategy.

•

Restricted Securities Risk — Rule 144A securities are restricted securities. They may be less liquid than other investments because, at times, such securities cannot be readily sold and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid. An Authorized Participant that is not a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act of 1933 will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

•

Counterparty Risk — The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund structures the agreements such that either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality. These are usually only major, global financial institutions. The Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

Investment Objective, Principal Investment Strategies and Related Risks :: ProShares.com ::	13
•

Market Price Variance Risk — Individual shares of the Fund will be listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in net asset value (“NAV”) and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for shares may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities or instruments held by the Fund at a particular time. Because of the nature of high yield bonds, shares may typically trade at a larger premium or discount to NAV than shares of many other ETFs. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the NAV. The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Short Sale Exposure Risk — The Fund may seek short exposure, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain short exposure through financial instruments such as futures contracts or requiring the Fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly-traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining short exposure may be considered an aggressive investment technique.

•

Trading Risk — Although the shares are listed for trading on the BATS Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than such exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules. Short selling of shares is also limited pursuant to Securities and Exchange Commission (“SEC”) rules if the trading price of shares varies by more than 10% from the previous day’s closing price on the exchange. There can be no assurance that the requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all, on any stock exchange.

Additional Securities, Instruments and Strategies

This section describes additional securities, instruments and strategies that may be utilized by the Fund and are not principal investment strategies of the Fund unless otherwise noted in the Fund’s description of principal strategies.

Investments in Other Investment Companies — The Fund may invest in the securities of other investment companies, including exchange-traded funds (ETFs), to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

•

Exchange-Traded Funds (ETFs) — The Fund may invest in shares of other ETFs, which are registered investment companies that are traded on stock exchanges and hold assets such as stocks or bonds. The Fund may invest in shares of other ETFs to gain limited exposure to high yield bonds.

Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset (including exchange-traded funds (ETFs)), interest rate or index. The Fund may invest in derivatives to a limited extent to obtain high yield bond exposure (or manage the practical difficulties of acquiring specific high yield bonds) or for other purposes. The derivatives that the Fund may invest into a limited extent include:

•

Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a

14	:: ProShares.com :: Investment Objective, Principal Investment Strategies and Related Risks
particular index. The Fund may use swaps to obtain high yield bond exposure and for other purposes.

Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the United States.

•

Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

Cash balances arising from the use of derivatives will typically be held in money market instruments.

Precautionary Notes

A Precautionary Note to Retail Investors — The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your ownership of shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the shares. PROSHARES TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

A Precautionary Note to Purchasers of Creation Units — You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new shares from the Fund may be issued on an ongoing basis, a “distribution” of the Fund’s shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an under-writer. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A Precautionary Note to Investment Companies — For purposes of the Investment Company Act of 1940 Act, the Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust and the Fund have obtained an exemptive order from the SEC allowing a registered investment company to invest in the Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with ProShares Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust

A Precautionary Note Regarding Unusual Circumstances — ProShares Trust can postpone payment of redemption proceeds for any period during which: (1) the New York Stock Exchange (the “NYSE”) or The NASDAQ Stock Market is closed other than customary weekend and holiday closings; (2) trading on the NYSE or The NASDAQ Stock Market is restricted; (3) any emergency circumstances exist, as determined by the SEC; and/or (4) the SEC by order permits for the protection of shareholders of the Fund.

A Precautionary Note Regarding Regulatory Initiatives — There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retro-active implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, record-keeping, capital and margin requirements for “swap

Investment Objective, Principal Investment Strategies and Related Risks :: ProShares.com ::	15

dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing for certain swaps, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Description of the Index

The Index, published by Citigroup Index LLC (“Citigroup Index”), is comprised of (a) USD-denominated high yield corporate bonds (high yield bonds) and (b) short exposure to U.S. Treasury notes or bonds (Treasury Securities) of, in aggregate, approximate equivalent duration to the high yield bonds.

By taking these short positions, the Index seeks to mitigate the potential negative impact of rising Treasury interest rates (interest rates) on the performance of high yield bonds (conversely, limiting the potential positive impact of falling interest rates).The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds.

Relative to a long-only investment in the same high yield bonds, the Index should outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Index could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Index, and by extension the Fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Index than the impact of interest rates. As such, there is no guarantee that the Index, and accordingly, the Fund, will have positive performance even in environments of sharply rising interest rates in which the short positions might be expected to mitigate the effect of such rises. The Index may be more volatile than a long-only position in the same high yield bonds.

The long high yield bond positions included in the Index are designed to represent the more liquid universe of high yield bonds offered within the United States. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that are: fixed rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody’s Investors Service, Inc. and Standard and Poor’s Financial Services, LLC; and must have a minimum of $1 billion of face amount outstanding and must have been issued within the past five years. All eligible issues must have at least one year until maturity. Pay-in-kind (which allow the issuer the option of paying bondholders interest in additional securities or cash) and zero-coupon (which are sold at a discount to par value and on which interest payments are not made during the life of the security) bonds are excluded. No more than two issues from each issuer are allowed. In the event that an issuer has more than two issues that would be eligible for inclusion, the largest two issues by face value will be included. If there are multiple issues with the same face value outstanding, the most recently issued issues will be included. The Index is market value weighted with a two percent (2%) issuer cap. Index reconstitutions occur monthly — any bonds not meeting the stated criteria are deleted, any additional bonds meeting the criteria are added.

The short portion of the index is composed of the two-, five-, and ten-year Treasury notes that represent the current cheapest to deliver bond underlying the relevant two-, five- and ten-year futures contract; the allocation to the short positions is determined monthly and is designed to create a position that has an equal sensitivity to duration as the long high yield bond position.

Information about the Index Licensor

Citigroup Index LLC (“Citigroup Index”) is not affiliated with ProShare Advisors, the Trust or ProShares High Yield—Interest Rate Hedged (the “Fund”). The Fund is not sponsored, endorsed, sold or promoted by Citigroup Index or any of its affiliates. Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Citi High Yield (Treasury Rate-Hedged) Index or the ability of the Citi High Yield (Treasury Rate-Hedged) Index to track general bond market performance. Citigroup Index’s only relationship to ProShares Trust (“Licensee”) is the licensing of certain information, data, trademarks and trade names of Citigroup or its affiliates. The Citi High Yield (Treasury Rate-Hedged) Index is determined, composed and calculated by Citigroup Index without regard to Licensee or the Fund. Citigroup Index has no obligation to take the needs of Licensee or the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Citi High Yield (Treasury Rate-Hedged) Index. Citigroup Index is not responsible for and has not participated in the determination of

16	:: ProShares.com :: Investment Objective, Principal Investment Strategies and Related Risks

the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of the Fund.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE CITI HIGH YIELD (TREASURY RATE-HEDGED) INDEX OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CITI HIGH YIELD (TREASURY RATE-HEDGED) INDEX OR ANY DATA INCLUDED

THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CITI HIGH YIELD (TREASURY RATE-HEDGED) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP INDEX HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The top ten holdings of the Fund are posted on a daily basis to the Trust’s website at ProShares.com.

17

Management of ProShares Trust

18	:: ProShares.com :: Management of ProShares Trust

Board of Trustees and Officers

The Board is responsible for the general supervision of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund.

Investment Adviser

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to the Fund and provides investment advice and management services to the Fund. ProShare Advisors oversees the investment and reinvestment of the assets in the Fund. For its investment advisory services, the Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets, of 0.50% of average daily net assets. A discussion regarding the basis for the Board approving the investment advisory agreement for the Fund will be included in the Trust’s semi-annual or annual report to shareholders that covers the period during which the approval occurred. To the extent the Fund invests in exchange-traded funds (ETFs) sponsored by ProShare Advisors and /or common units of beneficial interest of one or more separate series of a trust sponsored by an affiliate of ProShare Advisors, ProShare Advisors has agreed to waive its investment advisory fees in an amount equal to the investment advisory fees and management services fees applicable to Fund assets invested in such ETFs and/or trust securities.

Portfolio Management

The following individuals have responsibility for the day-to-day management of the Fund, as set forth in the summary section.

Stephen Sachs, ProShare Advisors — Head of Capital Markets since November 2011. Diamond Hill Capital Management — Director of Trading from August 2009 through November 2011. Rydex Investments — Director of Trading from June 2002 through July 2009.

Jeffrey Ploshnick, ProShare Advisors — Senior Portfolio Manager since March 2011. ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 through 2007.

Mr. Sachs will be responsible for overseeing the management and development of the investment process for the Fund, while Mr. Ploshnick will be responsible for the day-to-day management and oversight of the Fund.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Determination of NAV

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by J.P. Morgan Investor Services Co. and determined ordinarily at 3:00 p.m. (Eastern Time) each business day when both the

New York Stock Exchange and the relevant bond markets are open for trading.

Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. In addition, certain derivatives linked to an index may be valued based on the performance of one or more U.S. ETFs or instruments that reflect the values of the securities in such index, when the level of the index is not computed as of the close of the U.S. securities markets.

When a market price is not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. See the SAI for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If the exchange or market on which the Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.

Bond Market Closures: On the following days in 2013 and 2014, the Securities Industry and Financial Markets Association (“SIFMA”) has recommended that the bond markets close on January 1, 2013, January 21, 2013, February 18, 2013, March 29, 2013, May 27, 2013, July 4, 2013, September 2, 2013, October 14, 2013, November 11, 2013, November 28, 2013, December 25, 2013, January 1, 2014, January 20, 2014 and February 17, 2014. SIFMA has recommended that the bond markets close early at 2:00 p.m. (Eastern Time) on March 28, 2013, May 24, 2013, November 29, 2013, December 24, 2013 and December 31, 2013. SIFMA may announce changes to this schedule or other early close dates from time to time. The Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by ProShare Advisors or its affiliates on such days, at the cut-off time.

Distributions

As a shareholder, you will earn a share of the investment income and net realized capital gains, if any, derived from the Fund’s

Management of ProShares Trust :: ProShares.com ::	19

direct security holdings and derivatives. You will receive such earnings as either an income dividend or a capital gains distribution. The Fund intends to declare and distribute net investment income, if any, to its shareholders monthly, and net realized capital gains, if any, at least annually. Subject to Board approval, some or all of any net capital gains distribution may be declared payable in either additional shares of the Fund or in cash. If such a distribution is declared payable in that fashion, holders of shares will receive additional shares of the Fund unless they elect to receive cash. Distributions may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code or for other reasons.

Dividend Reinvestment Services

As noted above under “Distributions”, the Fund may declare a distribution from net realized capital gains distribution to be payable in additional Fund shares or cash. Even if the Fund does not declare a distribution to be payable in Fund shares, brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would have to take their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, please consult your broker.

Frequent Purchases and Redemption of Shares

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of shares that appear to attempt to take advantage of potential arbitrage opportunities. The Board believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the BATS Exchange at prevailing market prices, the risks of frequent trading are limited.

Taxes

The following is certain general information about taxation of the Fund:

•

The Fund intends to qualify for treatment as a “regulated investment company” for U.S. federal income tax purposes. In order to so qualify, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.

•

If the Fund qualifies for treatment as a regulated investment company, it is not subject to federal income tax on net investment income and net realized capital gains that the Fund timely distributes to its shareholders.

•	Investments by the Fund in options, futures, forward contracts, swap agreements and other derivative derivatives are subject to numerous special and complex tax rules. These rules could affect the amount, timing or character of the distributions to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

•

Investments by the Fund in debt obligations issued or purchased at a discount and certain derivative investments could cause the Fund to recognize taxable income in excess of the cash generated by such investments, potentially requiring the Fund to dispose of investments (including when otherwise disadvantageous to do so) in order to meet its distribution requirements, and could affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxable investors should be aware of the following basic tax points:

•	Distributions are taxable to you for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

•

Distributions declared in October, November or December of one year — if paid to you by the end of January of the following year — are taxable for federal income tax purposes as if received the calendar year in which the distributions were declared.

•

Any distributions from income or short-term capital gains that you receive generally are taxable to you as ordinary income for federal income tax purposes. Currently, ordinary income dividends you receive that are reported as “qualified dividend income” may be taxed at the same rates as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. The special tax treatment of qualified dividend income will apply only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

•	Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you have owned your Fund shares.

•	Distributions from net realized capital gains may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

•

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

20	:: ProShares.com :: Management of ProShares Trust
•

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

•	Dividend and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

•

If you are not a citizen or a permanent resident of the United States, or if you are a foreign entity, dividends and short-term capital gain distributions that you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate or a statutory exemption applies.

•

Dividends and interest received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by foreign countries, which would reduce returns from an investment in the Fund’s shares. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

•

By law, a percentage of your distributions and proceeds will generally be withheld if you have not provided a taxpayer identification number or social security number, have under-reported dividend or interest income or have failed to certify to the Fund that you are not subject to such withholding. The backup withholding rate is currently 28% for amounts paid through December 31, 2012. Under current law, the backup withholding rate will increase to 31% for amounts paid after December 31, 2012.

In addition, taxable investors who purchase or redeem Creation Units should be aware of the following:

•

A person who exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and any cash amount paid.

•

A person who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. However, all or a portion of any loss a person realizes upon an exchange of Creation Units for securities will be disallowed by the Internal Revenue Service if such person purchases other substantially identical shares of the Fund within 30 days before or after the exchange. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Note: This Prospectus provides general U.S. federal income tax information only. Your investment in the Fund may have other tax implications. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about the Fund’s tax consequences for you. See “Taxation” in the SAI for more information.

Premium/Discount Information

The Trust’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

Distribution (12b-1) Plan

Under a Rule 12b-1 Distribution Plan (the “Plan”) adopted by the Board, the Fund may pay its distributor and financial intermediaries, such as broker-dealers and investment advisors, up to 0.25% on an annualized basis of the average daily net assets of the Fund as reimbursement or compensation for distribution related activities with respect to the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the prior fiscal year, no payments were made by the Fund under the Plan.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814

866.PRO.5125    866.776.5125

ProShares.com

You can find additional information about the Fund in its current Statement of Additional Information (“SAI”), dated October 1, 2012, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI is available, free of charge, online at ProShares.com. You may also request a free copy of the SAI or make inquiries to ProShares by writing us at the address set forth above or calling us toll-free at the telephone number set forth above.

You can find other information about ProShares on the SEC’s website (www.sec.gov) or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about ProShares, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

© 2013 ProShare Advisors LLC. All rights reserved.	MAY13

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2012, as supplemented May 13, 2013

ProShares Trust

7501 WISCONSIN AVENUE, SUITE 1000—EAST TOWER

BETHESDA, MD 20814

866.PRO.5125 866.776.5125

Global Fixed Income		SKF	UltraShort Financials	Ultra Style
COBO	USD Covered Bond	RXD	UltraShort Health Care	UVG	Ultra Russell1000 Value
GGOV	German Sovereign /	SIJ	UltraShort Industrials	UKF	Ultra Russell1000 Growth
Sub-Sovereign ETF
HYHG	High Yield-Interest Rate Hedged	DUG	UltraShort Oil & Gas	UVU	Ultra Russell MidCap Value
		SRS	UltraShort Real Estate	UKW	Ultra Russell MidCap Growth
Hedge Strategies		SSG	UltraShort Semiconductors	UVT	Ultra Russell2000 Value
PEX	Global Listed Private Equity ETF	REW	UltraShort Technology	UKK	Ultra Russell2000 Growth
HDG	Hedge Replication ETF	TLL	UltraShort Telecommunications
CSM	Large Cap Core Plus
MRGR	Merger ETF	SDP	UltraShort Utilities	Ultra Sector
RALS	RAFI® Long/Short	FINZ	UltraPro Short Financials	UYM	Ultra Basic Materials
				BIB	Ultra Nasdaq Biotechnology
Geared				UGE	Ultra Consumer Goods
Short		Short International
MarketCap		EFZ	Short MSCI EAFE	UCC	Ultra Consumer Services
SH	Short S&P 500®	EUM	Short MSCI Emerging Markets	UYG	Ultra Financials
PSQ	Short QQQ®	YXI	Short FTSE China 25	RXL	Ultra Health Care
DOG	Short Dow 30SM	EFU	UltraShort MSCI EAFE	UXI	Ultra Industrials
MYY	Short MidCap400	EEV	UltraShort MSCI Emerging Markets	DIG	Ultra Oil & Gas
RWM	Short Russell2000	EPV	UltraShort Europe	URE	Ultra Real Estate
SBB	Short SmallCap600	JPX	UltraShort MSCI Pacific ex-Japan	KRU	Ultra KBW Regional Banking
TWQ	UltraShort Russell3000	BZQ	UltraShort MSCI Brazil Capped	USD	Ultra Semiconductors
SDS	UltraShort S&P500®	FXP	UltraShort FTSE China 25	ROM	Ultra Technology
QID	UltraShort QQQ®	EWV	UltraShort MSCI Japan	LTL	Ultra Telecommunications
DXD	UltraShort Dow30SM	SMK	UltraShort MSCI Mexico Capped IMI	UPW	Ultra Utilities
MZZ	UltraShort MidCap400			FINU	UltraPro Financials
TWM	UltraShort Russell2000
SDD	UltraShort SmallCap600	Short Fixed Income		Ultra International
SPXU	UltraPro Short S&P500®	TBX	Short 7-10 Year Treasury	EFO	Ultra MSCI EAFE
SQQQ	UltraPro Short QQQ®	TBF	Short 20+ Year Treasury	EET	Ultra MSCI Emerging Markets
SDOW	UltraPro Short Dow30SM	SJB	Short High Yield	UPV	Ultra Europe
SMDD	UltraPro Short MidCap400	IGS	Short Investment Grade Corporate	UXJ	Ultra MSCI Pacific ex-Japan
SRTY	UltraPro Short Russell2000	TBZ	UltraShort 3-7 Year Treasury	UBR	Ultra MSCI Brazil Capped
		PST	UltraShort 7-10 Year Treasury	XPP	Ultra FTSE China 25
Short Style		TBT	UltraShort 20+ Year Treasury	EZJ	Ultra MSCI Japan
SJF	UltraShort Russell1000 Value	TPS	UltraShort TIPS	UMX	Ultra MSCI Mexico Capped IMI
SFK	UltraShort Russell1000 Growth	TTT	UltraPro Short 20+ Year Treasury
SJL	UltraShort Russell MidCap Value
SDK	UltraShort Russell MidCap Growth	Ultra MarketCap		Ultra Fixed Income
SJH	UltraShort Russell2000 Value	UWC	Ultra Russell3000	UST	Ultra 7-10 Year Treasury
SKK	UltraShort Russell2000 Growth	SSO	Ultra S&P500®	UBT	Ultra 20+ Year Treasury
		QDL	Ultra QQQ®	UJB	Ultra High Yield
Short Sector		DDM	Ultra Dow30SM	IGU	Ultra Investment Grade Corporate
SBM	Short Basic Materials	MVV	Ultra MidCap400
SEF	Short Financials	UWM	Ultra Russell2000	Inflation and Volatility
DDG	Short Oil & Gas	SAA	Ultra SmallCap600	Inflation
REK	Short Real Estate	UPRO	UltraPro S&P500®	RINF	30 Year TIPS/TSY Spread
KRS	Short KBW Regional Banking	TQQQ	UltraPro QQQ®	FINF	Short 30 Year TIPS/TSY Spread
SMN	UltraShort Basic Materials	UDOW	UltraPro Dow30SM	UINF	UltraPro 10 Year TIPS/TSY Spread
BIS	UltraShort Nasdaq Biotechnology	UMDD	UltraPro MidCap400	SINF	UltraPro Short 10 Year
SZK	UltraShort Consumer Goods	URTY	UltraPro Russell2000		TIPS/TSY Spread
SCC	UltraShort Consumer Services

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of ProShares Trust dated October 1, 2012, the Prospectus dated May 13, 2013 for the High Yield-Interest Rate Hedged, the Prospectus dated April 23, 2013 for the Ultra Short Europe and Ultra Europe, the Prospectus dated December 10, 2012 for the Merger ETF and the Prospectus dated February 25, 2013 for the Global Listed Private Equity ETF (the “Prospectuses”), which incorporate this SAI by reference. A copy of the Prospectuses and a copy of the Annual Report to shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at www.ProShares.com. The Financial Statements and Notes contained in the Annual Report to Shareholders for the fiscal year ended May 31, 2012 are incorporated by reference into and are deemed part of this SAI. The principal U.S. national stock exchange on which all Funds (except those noted below) identified in this SAI are listed is the NYSE Arca. The High Yield-Interest Rate Hedged, the Merger ETF and the Global Listed Private Equity ETF are listed on the BATS Exchange. The Ultra Nasdaq Biotechnology, UltraShort Nasdaq Biotechnology, UltraPro QQQ and UltraPro Short QQQ are listed on The NASDAQ Stock Market.

GLOSSARY OF TERMS

For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.

Term	Definition
1933 Act	Securities Act of 1933
1934 Act	Securities Exchange Act of 1934
1940 Act	Investment Company Act of 1940
The Advisor or ProShare Advisors	ProShare Advisors LLC

Board of Trustees or Board	Board of Trustees of ProShares Trust
CFTC	U.S. Commodity Futures Trading Commission
Code or Internal Revenue Code	Internal Revenue Code of 1986
Distributor or SEI	SEI Investments Distribution Co.
Exchange Fund(s)	NYSE Arca, The NASDAQ Stock Market or the BATS Exchange
One or more of the series of the Trust identified on the front cover of this SAI
Independent Trustee(s)	Trustees who are not “Interested Persons” of the Advisor or Trust as defined under Section 2(a)(19) of the 1940 Act
New Funds	The Merger ETF, the UltraPro Financials, the UltraPro Short Financials, the Global Listed Private Equity ETF and the High Yield-Interest Rate Hedged.
SAI	The Trust’s Statement of Additional Information dated October 1, 2012, as supplemented May 13, 2013
SEC	U.S. Securities and Exchange Commission
Shares	The shares of the Funds
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust

PROSHARES TRUST

ProShares Trust (the “Trust”) is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust was organized on May 29, 2002 and consists of multiple series, including the 120 Funds listed on the front cover of this SAI.

Each Fund, except for the Global Fixed Income ProShares Funds, the Hedge Strategies ProShares Funds, and the 30 Year TIPS/TSY Spread (each, a “Matching ProShares Fund” and collectively, the “Matching ProShares Funds”), is “geared” in the sense that each is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark such as the inverse (-1x), multiple (i.e., 2x or 3x), or inverse multiple (i.e., -2x or -3x) of the daily performance of an index for a single day, not for any other period. The Short ProShares Funds (i.e., the Geared ProShares Funds and the Inflation and Volatility ProShares Funds that have the prefix “Short”, “UltraShort” or “UltraPro Short” in their names) are designed to correspond to the inverse of the daily performance or an inverse multiple of the daily performance of an index. The Ultra ProShares Funds (i.e., the Geared ProShares Funds and the Inflation and Volatility ProShares Funds that have the prefix “Ultra” or UltraPro” in their names) are designed to correspond to a multiple of the daily performance of an index. The Funds, except the Matching ProShares Funds, do not seek to achieve their stated investment objective over a period of time greater than a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Each of the Matching ProShares Funds seeks to achieve its stated investment objective both on a single day and over time.

Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees (the “Board”) of the Trust, without the approval of Fund shareholders. Each Fund reserves the right to substitute a different index or security for its index, without the approval of that Fund’s shareholders.

Other funds may be added in the future. Each of the Funds is a non-diversified management investment company.

The Funds are exchange-traded funds (“ETFs”) and the shares of each Fund (“Shares”) are listed on the NYSE Arca or The NASDAQ Stock Market (each, an “Exchange”). The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of the Matching ProShares and Ultra

ProShares Funds are issued and redeemed in-kind for securities included in the relevant index (for purposes of this SAI, the term “index” includes the Merrill Lynch Factor Model—Exchange Series benchmark) and an amount of cash or entirely in cash, in each case at the discretion of ProShare Advisors LLC (the “Advisor” or “ProShare Advisors”). Creation Units of the Short ProShares Funds are purchased and redeemed in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase the Shares directly. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker.

Reference is made to the Prospectuses for a discussion of the investment objectives and policies of each of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectuses. Portfolio management is provided to the Funds by ProShare Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the Funds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.

It is the policy of the Funds to pursue their investment objectives of correlating with their indices regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.

As a general matter, the Short ProShares Funds respond differently in response to market conditions than the Matching ProShares or the Ultra ProShares Funds. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of the S&P 500 to rise are considered “favorable” to the Ultra S&P500 and are considered “adverse” to the Short S&P500.

Exchange Listing and Trading

There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.

As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in the Funds will be based on negotiated commission rates at customary levels for retail customers.

In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

General

A Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary. There can be no assurance that a Fund will achieve its objective.

Fundamental securities analysis is not used by ProShare Advisors in seeking to correlate a Fund’s investment returns with its index. Rather, ProShare Advisors primarily uses a mathematical approach to determine the investments a Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Fund’s investment results to vary from a perfect correlation to its index. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.

Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Name Policies

The Matching and Ultra ProShares Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets to securities contained in their index and/or investments with similar economic characteristics. The Short ProShares Funds subject to the “names rule” have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets to investments that, in combination, have economic characteristics that correlate to the inverse of its index. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

While ProShares Global Listed Private Equity ETF anticipates that, under normal market conditions, it will invest primarily (i.e., at least 40% of its “assets” as defined above) in securities issued by issuers organized or located outside the United States (“foreign issuers”), to the extent that foreign issuers ever comprise less than 40% of that Fund’s assets for a period of time greater than one week, the Fund will take immediate steps to: (i) either change its name; or (ii) change its benchmark.

Equity Securities (not applicable to the USD Covered Bond, German Sovereign / Sub-Sovereign ETF, Short Fixed Income, or the Inflation and Volatility ProShares Funds)

The Funds may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Foreign Securities (not applicable to the Inflation and Volatility ProShares Funds)

The Funds may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A Fund may value its financial instruments based upon foreign securities by using market prices of domestically-traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such Funds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, low savings rates, political factors and government control.

Depositary Receipts

The Funds may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds can avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

Futures Contracts and Related Options (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the U.S. Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Fund cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

For example, a Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also “cover” its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also “cover” its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently to the futures contract. A Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the Funds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently to the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently to the put option. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of the Trust, the Advisor has claimed an exemption from registration as a commodity pool operator (a “CPO”) and commodity trading adviser (a “CTA”) under the Commodity Exchange Act (the “CEA”). Accordingly, neither the Funds nor the Advisor is subject to registration or regulation as a CPO or CTA under the CEA. To remain eligible for the exemption, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain futures and options on futures (as well as certain swap agreements). In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor may be required to register as a CPO and/or CTA with the CFTC with respect to that Fund. The Advisor’s eligibility to claim the exemption with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exemption, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exemption and is required to register with the CFTC as a CPO or CTA with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return.

Forward Contracts (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

The Funds may enter into forward contracts to attempt to gain exposure to an index or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor.

Forward Currency Contracts (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

The Funds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Funds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Funds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Funds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Funds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The Funds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Funds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom the Fund has an open forward position defaults or becomes bankrupt.

Options (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

Each Fund may buy and write (sell) options for the purpose of realizing its investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Options (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

The Funds may purchase and write options on indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions.

An index fluctuates with changes in the values of the assets included in the index. Options on indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each Fund may engage in transactions in index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the Fund’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option. Some index options are based on a broad market index such as the S&P 500®, the New York Stock Exchange, Inc. (“NYSE”) Composite Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange and other exchanges (“Options Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the relevant Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment advisor are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell. The Advisor intends to comply with all limitations.

Swap Agreements (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

The Funds may enter into swap agreements for purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s right as a creditor.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., the relevant ETF, or securities comprising the relevant index), plus an amount equal to any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

As noted above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

In the normal course of business, a Fund enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund’s ISDA agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. A Fund may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

In connection with its management of the Trust, the Advisor has claimed an exemption from registration as a commodity pool operator (CPO) and commodity trading advisor (CTA) under the CEA. Accordingly, neither the Funds nor the Advisor is subject to registration or regulation as a CPO or CTA under the CEA. To remain eligible for the exemption, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (commodity interests), including certain swap agreements (as well as certain futures and options on futures). In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor may be required to register as a CPO and/or CTA with the CFTC with respect to that Fund. The Advisor’s eligibility to claim the exemption with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exemption, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exemption and is required to register with the CFTC as a CPO or CTA with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return. In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the Funds to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the Funds. As of the date of this SAI, the ultimate impact of the rule proposal on the Funds is uncertain. It is possible, however, that the rule proposal may adversely affect the Advisor’s ability to manage the Funds, may impair the Funds’ ability to achieve their investment objective and/or may result in reduced returns to Fund investors.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis. Because a Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of the Advisor to manage a Fund might be affected in the event its commitments to purchase when-issued or delayed-delivery securities exceeds 40% of the value of its assets.

Investments in Other Investment Companies (not applicable to the USD Covered Bond, the German Sovereign / Sub-Sovereign ETF and the Inflation and Volatility ProShares)

The Funds may invest in the securities of other investment companies, including ETFs, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Because most ETFs are investment companies, absent exemptive relief, investments in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on an exemptive order issued by the SEC to those entities and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.

Real Estate Investment Trusts (not applicable to the USD Covered Bond, the German Sovereign / Sub-Sovereign ETF or the Inflation and Volatility ProShares)

Each Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.

Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933 (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased had a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Debt Instruments

Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which the Funds also may invest consistent with their investment goals and policies.

Money Market Instruments

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances or repurchase agreements secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country.

U.S. Government Securities

The Funds may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.

Other Fixed Income Securities

Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Stand & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

FOREIGN SOVEREIGN, SUB-SOVEREIGN AND SUPRANATIONAL SECURITIES (not applicable to the USD Covered Bond). The Funds may invest in fixed-rate debt securities issued by non-U.S. governments (foreign sovereign bonds), local governments, entities or agencies of non-U.S. country (foreign sub-sovereign bonds) as well as by two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.

CORPORATE DEBT SECURITIES (not applicable to the German Sovereign / Sub-Sovereign ETF). Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

COVERED BONDS. The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

UNRATED DEBT SECURITIES (not applicable to the Global Fixed Income ProShares). The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Short Sales (not applicable to the USD Covered Bond or the German Sovereign / Sub-Sovereign ETF)

The Funds may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.

The Short QQQ, UltraShort QQQ, UltraPro Short QQQ, Ultra QQQ and UltraPro QQQ Funds will not sell short the equity securities of issuers contained in the NASDAQ-100 Index. The Ultra and UltraShort Nasdaq Biotechnology Funds will not sell short the securities of issues contained in the Nasdaq Biotechnology Index.

Borrowing

Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per Share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under the current pronouncements, to the extent a Fund “covers” its repurchase obligations, such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.

Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. ETFs, such as the Funds, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units. However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that a Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity. For those Funds that commenced operations prior to May 31, 2012, each such Fund’s turnover rate for the period from that Fund’s commencement of operations to May 31, 2012 is set forth in the Annual Report to shareholders. Annual Portfolio turnover rates are also shown in each Fund’s Prospectus.

SPECIAL CONSIDERATIONS

As discussed above and in the Prospectuses, the Funds present certain risks, some of which are further described below.

Tracking and Correlation

Several factors may affect a Fund’s ability to achieve a high degree of correlation within its index. Among these factors are: (1) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities in the index being held by a Fund and securities not included in the index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent; (7) changes to the index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Furthermore, each Fund, except the Matching ProShares Funds, has an investment objective to match a multiple (2x or 3x), the inverse (-1x) or a multiple of the inverse (-2x or -3x) of the performance of an index on a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any Fund to its index may be achieved on any single trading day for certain Funds, over time, the cumulative percentage increase or decrease in the NAV of the Shares may diverge, in some cases significantly, from the cumulative percentage decrease or increase in the index due to a compounding effect as further described in the Prospectuses and below.

Leverage

Each Fund (except the Matching ProShares and the Short (-1x) ProShares Funds) intends to use, on a regular basis, leverage in pursuing its investment objectives. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of these Funds’ Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If these Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these Funds not been leveraged.

•Special Note Regarding the Correlation Risks of Geared Funds (all Funds except the Matching ProShares Funds). As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its index’s performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term index returns times the fund’s multiple: the length of the holding period, index volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher index volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the index return. As the tables below show, particularly during periods of higher index volatility, compounding will cause longer term results to vary from the index performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.

A geared ProShares Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the index.

The fund performance for a geared ProShares Fund can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, index volatility and index performance, on a geared fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing lending rates were reflected, the Fund’s performance would be different than shown.

The first table below shows a performance example of an Ultra ProShares Fund (which have an investment objective to correspond to two times (2x) the daily performance of an index). The Ultra ProShares Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectuses under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%. In the charts below, areas shaded lighter represent those scenarios where a leveraged Fund with the investment objective described will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.

One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example of a Short ProShares Fund (which has an investment objective to correspond to the inverse (-1x) of the daily performance of an index). In the chart below, areas shaded lighter represent those scenarios where a Short ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely areas shaded darker represent those scenarios where a Short ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example of an UltraShort ProShares Fund (which has an investment objective to correspond to two times the inverse (-2x) of the daily performance of an index). In the chart below, areas shaded lighter represent those scenarios where an UltraShort ProShares Fund will return the same or outperform (i.e., return more than) the index performance; conversely areas shaded darker represent those scenarios where an UltraShort ProShares Fund will underperform (i.e., return less than) the index performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.

One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The tables below show performance examples of an UltraPro and UltraPro Short ProShares Fund (which have investment objectives to correspond to three times (3x) and three times the inverse of (-3x), respectively, the daily performance of an index). In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same as or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely, areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Three Times (3x) the Daily Performance of an Index.

One Year Index Performance	Three Times (3x) Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-180%	-93.6%	-93.6%	-93.8%	-94.0%	-94.3%	-94.7%	-95.1%	-95.6%	-96.0%	-96.5%	-97.0%	-97.4%	-97.8%
-55%	-165%	-90.9%	-91.0%	-91.2%	-91.5%	-91.9%	-92.4%	-93.0%	-93.7%	-94.4%	-95.0%	-95.7%	-96.3%	-96.9%
-50%	-150%	-87.5%	-87.6%	-87.9%	-88.3%	-88.9%	-89.6%	-90.5%	-91.3%	-92.3%	-93.2%	-94.1%	-95.0%	-95.8%
-45%	-135%	-83.4%	-83.5%	-83.9%	-84.4%	-85.2%	-86.2%	-87.3%	-88.5%	-89.7%	-90.9%	-92.1%	-93.3%	-94.3%
-40%	-120%	-78.4%	-78.6%	-79.0%	-79.8%	-80.8%	-82.1%	-83.5%	-85.0%	-86.6%	-88.2%	-89.8%	-91.3%	-92.7%
-35%	-105%	-72.5%	-72.7%	-73.3%	-74.3%	-75.6%	-77.2%	-79.0%	-81.0%	-83.0%	-85.0%	-87.0%	-88.9%	-90.7%
-30%	-90%	-65.7%	-66.0%	-66.7%	-67.9%	-69.6%	-71.6%	-73.8%	-76.2%	-78.8%	-81.3%	-83.8%	-86.2%	-88.4%
-25%	-75%	-57.8%	-58.1%	-59.1%	-60.6%	-62.6%	-65.0%	-67.8%	-70.8%	-73.9%	-77.0%	-80.1%	-83.0%	-85.7%
-20%	-60%	-48.8%	-49.2%	-50.3%	-52.1%	-54.6%	-57.6%	-60.9%	-64.5%	-68.3%	-72.1%	-75.8%	-79.3%	-82.6%
-15%	-45%	-38.6%	-39.0%	-40.4%	-42.6%	-45.5%	-49.1%	-53.1%	-57.5%	-62.0%	-66.5%	-71.0%	-75.2%	-79.1%
-10%	-30%	-27.1%	-27.6%	-29.3%	-31.9%	-35.3%	-39.6%	-44.3%	-49.5%	-54.9%	-60.3%	-65.6%	-70.6%	-75.2%
-5%	-15%	-14.3%	-14.9%	-16.8%	-19.9%	-24.0%	-28.9%	-34.5%	-40.6%	-46.9%	-53.3%	-59.5%	-65.4%	-70.9%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	15%	15.8%	14.9%	12.3%	8.2%	2.7%	-4.0%	-11.6%	-19.8%	-28.4%	-36.9%	-45.3%	-53.3%	-60.7%
10%	30%	33.1%	32.1%	29.2%	24.4%	18.0%	10.3%	1.6%	-7.8%	-17.6%	-27.5%	-37.1%	-46.3%	-54.8%
15%	45%	52.1%	51.0%	47.6%	42.2%	34.9%	26.1%	16.1%	5.3%	-5.9%	-17.2%	-28.2%	-38.6%	-48.4%
20%	60%	72.8%	71.5%	67.7%	61.5%	53.3%	43.3%	31.9%	19.7%	6.9%	-5.9%	-18.4%	-30.3%	-41.3%
25%	75%	95.3%	93.9%	89.5%	82.6%	73.2%	61.9%	49.1%	35.2%	20.9%	6.4%	-7.7%	-21.2%	-33.7%
30%	90%	119.7%	118.1%	113.2%	105.4%	94.9%	82.1%	67.7%	52.1%	35.9%	19.7%	3.8%	-11.3%	-25.4%
35%	105%	146.0%	144.2%	138.8%	130.0%	118.2%	104.0%	87.8%	70.4%	52.2%	34.0%	16.2%	-0.7%	-16.4%
40%	120%	174.4%	172.3%	166.3%	156.5%	143.4%	127.5%	109.5%	90.0%	69.8%	49.5%	29.6%	10.7%	-6.8%
45%	135%	204.9%	202.6%	195.9%	185.0%	170.4%	152.7%	132.7%	111.1%	88.6%	66.1%	44.0%	23.0%	3.5%
50%	150%	237.5%	235.0%	227.5%	215.5%	199.3%	179.8%	157.6%	133.7%	108.8%	83.8%	59.4%	36.2%	14.6%
55%	165%	272.4%	269.6%	261.4%	248.1%	230.3%	208.7%	184.3%	157.9%	130.4%	102.8%	75.9%	50.3%	26.5%
60%	180%	309.6%	306.5%	297.5%	282.9%	263.3%	239.6%	212.7%	183.6%	153.5%	123.1%	93.5%	65.3%	39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Three Times the Inverse (-3x) of the Daily Performance of an Index.

One Year Index Performance	Three Times the Inverse (-3x) of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	180%	462.5%	439.2%	371.5%	265.2%	129.1%	973.9%	810.5%	649.2%	498.3%	363.6%	248.6%	154.4%	80.2%
-55%	165%	997.4%	981.1%	933.5%	858.8%	763.2%	654.2%	539.5%	426.2%	320.2%	225.6%	144.9%	78.7%	26.6%
-50%	150%	700.0%	688.1%	653.4%	599.0%	529.3%	449.8%	366.2%	283.6%	206.3%	137.4%	78.5%	30.3%	-7.7%
-45%	135%	501.1%	492.1%	466.0%	425.1%	372.8%	313.1%	250.3%	188.2%	130.1%	78.3%	34.1%	-2.1%	-30.7%
-40%	120%	363.0%	356.1%	336.0%	304.5%	264.2%	218.2%	169.8%	122.0%	77.3%	37.4%	3.3%	-24.6%	-46.6%
-35%	105%	264.1%	258.7%	242.9%	218.1%	186.4%	150.3%	112.2%	74.6%	39.4%	8.0%	-18.8%	-40.7%	-58.0%
-30%	90%	191.5%	187.2%	174.6%	154.7%	129.3%	100.4%	69.9%	39.8%	11.6%	-13.5%	-34.9%	-52.5%	-66.4%
-25%	75%	137.0%	133.5%	123.2%	107.1%	86.5%	62.9%	38.1%	13.7%	-9.2%	-29.7%	-47.1%	-61.4%	-72.7%
-20%	60%	95.3%	92.4%	83.9%	70.6%	53.6%	34.2%	13.8%	-6.3%	-25.2%	-42.0%	-56.4%	-68.2%	-77.5%
-15%	45%	62.8%	60.4%	53.4%	42.3%	28.1%	11.9%	-5.1%	-21.9%	-37.7%	-51.7%	-63.7%	-73.5%	-81.2%
-10%	30%	37.2%	35.1%	29.2%	19.9%	7.9%	-5.7%	-20.1%	-34.2%	-47.5%	-59.3%	-69.4%	-77.7%	-84.2%
-5%	15%	16.6%	14.9%	9.8%	1.9%	-8.3%	-19.8%	-32.0%	-44.1%	-55.3%	-65.4%	-74.0%	-81.0%	-86.5%
0%	0%	0.0%	-1.5%	-5.8%	-12.6%	-21.3%	-31.3%	-41.7%	-52.0%	-61.7%	-70.3%	-77.7%	-83.7%	-88.5%
5%	-15%	-13.6%	-14.9%	-18.6%	-24.5%	-32.0%	-40.6%	-49.7%	-58.6%	-66.9%	-74.4%	-80.7%	-85.9%	-90.0%
10%	-30%	-24.9%	-26.0%	-29.2%	-34.4%	-40.9%	-48.4%	-56.2%	-64.0%	-71.2%	-77.7%	-83.2%	-87.8%	-91.3%
15%	-45%	-34.2%	-35.2%	-38.1%	-42.6%	-48.3%	-54.8%	-61.7%	-68.5%	-74.8%	-80.5%	-85.3%	-89.3%	-92.4%
20%	-60%	-42.1%	-43.0%	-45.5%	-49.4%	-54.5%	-60.2%	-66.3%	-72.3%	-77.8%	-82.8%	-87.1%	-90.6%	-93.3%
25%	-75%	-48.8%	-49.6%	-51.8%	-55.3%	-59.7%	-64.8%	-70.2%	-75.4%	-80.4%	-84.8%	-88.6%	-91.7%	-94.1%
30%	-90%	-54.5%	-55.2%	-57.1%	-60.2%	-64.2%	-68.7%	-73.5%	-78.2%	-82.6%	-86.5%	-89.8%	-92.6%	-94.8%
35%	-105%	-59.4%	-60.0%	-61.7%	-64.5%	-68.0%	-72.1%	-76.3%	-80.5%	-84.4%	-87.9%	-90.9%	-93.4%	-95.3%
40%	-120%	-63.6%	-64.1%	-65.7%	-68.2%	-71.3%	-75.0%	-78.8%	-82.5%	-86.0%	-89.2%	-91.9%	-94.1%	-95.8%
45%	-135%	-67.2%	-67.7%	-69.1%	-71.3%	-74.2%	-77.5%	-80.9%	-84.3%	-87.4%	-90.3%	-92.7%	-94.7%	-96.2%
50%	-150%	-70.4%	-70.8%	-72.1%	-74.1%	-76.7%	-79.6%	-82.7%	-85.8%	-88.7%	-91.2%	-93.4%	-95.2%	-96.6%
55%	-165%	-73.1%	-73.5%	-74.7%	-76.5%	-78.9%	-81.5%	-84.4%	-87.1%	-89.7%	-92.0%	-94.0%	-95.6%	-96.9%
60%	-180%	-75.6%	-75.9%	-77.0%	-78.7%	-80.8%	-83.2%	-85.8%	-88.3%	-90.7%	-92.8%	-94.6%	-96.0%	-97.2%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a geared Fund. The Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectuses.

Non-Diversified Status

Each Fund is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Under current law, a Fund that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

Risks to Management

There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, custodian, Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.

Risks of Index Funds

Each Fund seeks performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a Fund achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in level or performance. In addition, each Fund may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the Fund present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. (All policies of a Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

3.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

4.	Issue senior securities to the extent such issuance would violate applicable law.

5.

Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

6.	Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, in selling portfolio securities.

7.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.

8.	Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that a Fund will concentrate to approximately the same extent that its index concentrates in the stocks of such particular industry or industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

Obligations under futures contracts, forward contracts and swap agreements so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward agreements. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on brokerage commissions paid by the New Funds is not included in this SAI. The table below sets forth the brokerage commissions paid by each Fund for the period noted for each Fund that was operational during that period:

Fund	Commissions Paid During Fiscal Year Ended May 31, 2010	Commissions Paid During Fiscal Year Ended May 31, 2011	Commissions Paid During Fiscal Year Ended May 31, 2012	Aggregate Total
USD Covered Bond	$0.00	$0.00	$0.00	$0.00
German Sovereign / Sub-Sovereign ETF	$0.00	$0.00	$0.00	$0.00
Large Cap Core Plus	$13,221.54	$14,780.32	$16,494.78	$44,496.64
Hedge Replication ETF	$0.00	$0.00	$1,694.53	$1,694.53
RAFI Long/Short	$0.00	$2,499.06	$3,231.02	$5,730.08
Short S&P 500	$192,475.70	$140,276.00	$174,963.36	$507,715.06
Short QQQ	$46,747.30	$40,070.41	$39,327.84	$126,145.55
Short Dow 30	$35,127.95	$31,401.84	$28,006.02	$94,535.81
Short MidCap 400	$5,608.80	$1,878.08	$3,285.92	$10,772.80
Short Russell 2000	$23,019.50	$32,740.83	$44,750.28	$100,510.61
Short SmallCap 600	$1,369.90	$1,480.10	$0.00	$2,850.00
UltraShort Russell3000	$0.00	$0.00	$0.00	$0.00
UltraShort S&P 500	$672,801.40	$336,956.84	$280,941.76	$1,290,700.00
UltraShort QQQ	$321,594.50	$178,515.26	$132,179.04	$632,288.80
UltraShort Dow 30	$107,638.65	$64,858.64	$56,391.48	$228,888.77
UltraShort MidCap 400	$11,006.70	$2,978.74	$4,852.32	$18,837.76
UltraShort Russell 2000	$101,717.00	$76,059.39	$82,998.34	$260,774.73
UltraShort SmallCap 600	$2,038.70	$2,297.10	$0.00	$4,335.80
UltraPro Short S&P500	$50,925.70	$77,064.62	$127,328.96	$255,319.28
UltraPro Short QQQ	$1,448.85	$12,434.34	$30,373.80	$44,256.99
UltraPro Short Dow30	$641.55	$3,935.44	$15,240.84	$19,817.83
UltraPro Short MidCap400	$1,212.20	$1,203.34	$2,339.04	$4,754.58
UltraPro Short Russell2000	$572.25	$5,872.49	$17,079.74	$23,524.48
UltraShort Russell 1000 Value	$0.00	$0.00	$0.00	$0.00
UltraShort Russell 1000 Growth	$0.00	$0.00	$0.00	$0.00
UltraShort Russell MidCap Value	$0.00	$0.00	$0.00	$0.00
UltraShort Russell MidCap Growth	$0.00	$0.00	$0.00	$0.00
UltraShort Russell 2000 Value	$0.00	$0.00	$0.00	$0.00
UltraShort Russell 2000 Growth	$0.00	$0.00	$0.00	$0.00
Short Basic Materials	$0.00	$0.00	$0.00	$0.00
Short Financials	$0.00	$0.00	$0.00	$0.00
Short Oil & Gas	$0.00	$0.00	$0.00	$0.00
Short Real Estate	$0.00	$0.00	$0.00	$0.00
Short KBW Regional Banking	$0.00	$0.00	$0.00	$0.00
UltraShort Basic Materials	$0.00	$0.00	$0.00	$0.00
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Goods	$0.00	$0.00	$0.00	$0.00
UltraShort Consumer Services	$0.00	$0.00	$0.00	$0.00
UltraShort Financials	$0.00	$0.00	$0.00	$0.00

UltraShort Health Care	$0.00	$0.00	$0.00	$0.00
UltraShort Industrials	$0.00	$0.00	$0.00	$0.00
UltraShort Oil & Gas	$0.00	$0.00	$0.00	$0.00
UltraShort Real Estate	$0.00	$0.00	$0.00	$0.00
UltraShort Semiconductors	$0.00	$0.00	$0.00	$0.00
UltraShort Technology	$0.00	$0.00	$0.00	$0.00
UltraShort Telecommunications	$0.00	$0.00	$0.00	$0.00
UltraShort Utilities	$0.00	$0.00	$0.00	$0.00
Short MSCI EAFE	$0.00	$0.00	$0.00	$0.00
Short MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
Short FTSE China 25	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI EAFE	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00
UltraShort Europe	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Pacific ex-Japan	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
UltraShort FTSE China 25	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Japan	$0.00	$0.00	$0.00	$0.00
UltraShort MSCI Mexico Capped IMI	$0.00	$0.00	$0.00	$0.00
Short 7-10 Year Treasury	$0.00	$19.20	$229.12	$248.32
Short 20+ Year Treasury	$5,311.46	$17,712.65	$14,616.34	$37,640.45
Short High Yield	$0.00	$0.00	$0.00	$0.00
Short Investment Grade Corporate	$0.00	$0.00	$0.00	$0.00
UltraShort 3-7 Year Treasury	$0.00	$0.00	$0.00	$0.00
UltraShort 7-10 Year U.S. Treasury	$16,566.04	$17,942.19	$13,152.00	$47,660.23
UltraShort 20+ Year U.S. Treasury	$223,699.08	$228,379.33	$193,763.84	$645,842.25
UltraShort TIPS	$0.00	$0.00	$0.00	$0.00
UltraPro Short 20+ Year Treasury	$0.00	$0.00	$7.68	$7.68
Ultra Russell3000	$1,530.41	$421.00	$1,289.64	$3,241.05
Ultra S&P 500	$563,636.35	$137,783.66	$160,407.27	$861,827.28
Ultra QQQ	$249,875.23	$152,483.09	$104,643.96	$507,002.28
Ultra Dow 30	$98,056.18	$40,269.36	$29,539.20	$167,864.74
Ultra MidCap 400	$29,258.26	$7,076.48	$35,528.26	$71,863.00
Ultra Russell 2000	$78,741.38	$39,674.80	$41,879.50	$160,295.68
Ultra SmallCap 600	$8,839.95	$3,620.55	$747.12	$13,207.62
UltraPro S&P500	$45,197.05	$76,489.45	$96,514.78	$218,201.28
UltraPro QQQ	$5,174.91	$34,043.92	$53,190.07	$92,408.90
UltraPro Dow30	$1,859.67	$5,657.41	$13,438.45	$20,955.53
UltraPro MidCap400	$3,316.17	$7,006.41	$8,627.50	$18,950.08
UltraPro Russell2000	$2,638.80	$13,022.41	$26,896.90	$42,558.11
Ultra Russell 1000 Value	$2,530.75	$509.84	$561.85	$3,602.44
Ultra Russell 1000 Growth	$2,897.62	$1,047.00	$466.62	$4,411.24
Ultra Russell MidCap Value	$2,202.35	$899.56	$361.31	$3,463.22
Ultra Russell MidCap Growth	$1,988.41	$937.00	$1,733.49	$4,658.90
Ultra Russell 2000 Value	$3,322.40	$632.88	$841.47	$4,796.75
Ultra Russell 2000 Growth	$3,474.72	$959.59	$2,604.31	$7,038.62
Ultra Basic Materials	$76,885.54	$16,598.49	$16,606.67	$110,090.70
Ultra Nasdaq Biotechnology	$629.25	$226.49	$1,466.35	$2,322.09
Ultra Consumer Goods	$2,384.55	$602.93	$906.51	$3,893.99
Ultra Consumer Services	$1,383.71	$201.14	$2,043.92	$3,628.77

Ultra Financials	$204,128.28	$24,441.05	$50,205.01	$278,774.34
Ultra Health Care	$5,462.41	$1,176.13	$1,927.64	$8,566.18
Ultra Industrials	$2,848.56	$2,647.71	$588.32	$6,084.59
Ultra Oil & Gas	$103,965.25	$13,838.36	$10,364.48	$128,168.09
Ultra Real Estate	$65,693.70	$21,071.19	$10,708.78	$97,473.67
Ultra KBW Regional Banking	$884.75	$532.47	$506.78	$1,924.00
Ultra Semiconductors	$15,089.99	$1,867.22	$2,604.15	$19,561.36
Ultra Technology	$16,029.49	$1,762.61	$3,483.30	$21,275.40
Ultra Telecommunications	$1,128.69	$280.42	$819.36	$2,228.47
Ultra Utilities	$1,346.75	$1,439.03	$635.58	$3,421.36
Ultra MSCI EAFE	$1,541.52	$0.00	$0.00	$1,541.52
Ultra MSCI Emerging Markets	$3,912.23	$3,094.67	$600.45	$7,607.35
Ultra Europe	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Pacific ex-Japan	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Brazil Capped	$0.00	$0.00	$0.00	$0.00
Ultra FTSE China 25	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Japan	$0.00	$0.00	$0.00	$0.00
Ultra MSCI Mexico Capped IMI	$0.00	$0.00	$0.00	$0.00
Ultra 7-10 Year Treasury	$193.17	$384.49	$2,641.92	$3,219.58
Ultra 20+ Year Treasury	$360.31	$963.41	$785.92	$2,109.64
Ultra High Yield	$0.00	$0.00	$0.00	$0.00
Ultra Investment Grade Corporate	$0.00	$0.00	$0.00	$0.00
30 Year TIPS/TSY Spread	$0.00	$0.00	$0.00	$0.00
Short 30 Year TIPS/TSY Spread	$0.00	$0.00	$0.00	$0.00
UltraPro 10 Year TIPS/TSY Spread	$0.00	$0.00	$6.41	$6.41
UltraPro Short 10 Year TIPS/TSY Spread	$0.00	$0.00	$12.80	$12.80

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on holdings of the New Funds in shares of regular broker dealers is not included in this SAI. Below is a list of the Funds’ holdings in shares of Regular Broker-Dealers as of May 31, 2012:

Fund	Broker Dealer	Dollar Amount of Holdings
USD Covered Bond	Barclays Capital, Inc.	$205,000
	Credit Suisse First Boston LLC	$527,000
	UBS Securities LLC	$628,000

Large Cap Core Plus	Bank of America Corp.	$473,000
	Citigroup, Inc.	$498,000
	Goldman Sachs & Co.	$30,000
	J.P. Morgan Securities, Inc.	$418,000
	Prudential Securities, Inc.	$313,000

Hedge Replication	Barclays Capital, Inc.	$10,000
	Credit Suisse First Boston LLC	$28,000

RAFI Long/Short	Bank of America, Corp.	$350,000
	Citigroup, Inc.	$213,000
	Goldman Sachs & Co.	$82,000
	J.P. Morgan Securities, Inc.	$149,000
	Morgan Stanley & Co. Inc.	$71,000

Fund	Broker Dealer	Dollar Amount of Holdings
	Prudential Securities, Inc.	$30,000

Ultra Russell3000	Bank of America Corp.	$4,000
	Citigroup, Inc.	$4,000
	Goldman Sachs & Co.	$2,000
	J.P. Morgan Securities, Inc.	$7,000
	Morgan Stanley & Co., Inc.	$1,000
	Prudential Securities, Inc.	$1,000

Ultra S&P500	Bank of America Corp.	$6,217,000
	Citigroup, Inc.	$6,119,000
	Goldman Sachs & Co.	$3,732,000
	J.P. Morgan Securities, Inc.	$9,973,000
	Morgan Stanley & Co.	$1,604,000
	Prudential Securities, Inc.	$1,720,000

Ultra Dow30	Bank of America Corp.	$366,000
	J.P. Morgan Securities, Inc.	$1,649,000

Ultra Russell2000	Knight Securities, LP	$105,000
	Stifel, Nicolaus & Co., Inc.	$142,000

Ultra SmallCap600	Stifel, Nicolaus & Co., Inc.	$59,000

UltraPro S&P500	Bank of America Corp.	$1,488,000
	Citigroup, Inc.	$1,465,000
	Goldman Sachs & Co.	$893,000
	J.P. Morgan Securities, Inc.	$2,387,000
	Morgan Stanley & Co. Inc.	$384,000
	Prudential Securities, Inc.	$412,000

UltraPro Dow30	Bank of America Corp.	$37,000
	J.P. Morgan Securities, Inc.	$167,000

UltraPro Russell2000	Knight Capital Group, Inc.	$64,000
	Stifel, Nicolaus & Co., Inc.	$86,000

Ultra Russell1000 Value	Bank of America Corp.	$41,000
	Citigroup, Inc.	$40,000
	Goldman Sachs & Co.	$26,000
	J.P. Morgan Securities, Inc.	$69,000
	Morgan Stanley & Co. Inc.	$11,000
	Prudential Securities, Inc.	$12,000

Ultra Russell2000 Value	Knight Securities, LP	$7,000
	Stifel, Nicolaus & Co., Inc.	$6,000

UltraRussell2000 Growth	Stifel, Nicolaus & Co., Inc.	$5,000

Ultra Financials	Bank of America Corp.	$20,337,000
	Citigroup, Inc.	$21,078,000
	Goldman Sachs & Co.	$10,956,000

Fund	Broker Dealer	Dollar Amount of Holdings
	J.P. Morgan Securities, Inc.	$34,559,000
	Knight Capital Group, Inc.	$342,000
	Morgan Stanley & Co. Inc.	$4,876,000
	Prudential Securities, Inc.	$6,160,000
	Stifel, Nicolaus & Co., Inc.	$470,000

The Funds may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.

MANAGEMENT OF PROSHARES TRUST

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the Funds. These characteristics include, among other things, the fact that all the Funds are organized under one Trust; all Funds are exchange-traded funds; all Funds have common service providers; and virtually all of the Funds are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to all or most of the Funds. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the Chief Compliance Officer for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and the Funds’ CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.

The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the addresses of each Trustee is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (120) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (March 1993 to May 2007)	ProShares (120) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Advisors LLC (Real Estate Development): Principal (2010 to present); Spring Mill Capital Management, LLC (Real Estate Development): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProShares (120) ProFunds (112) Access One Trust (3)
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); and of ProFund Advisors LLC (April 1997 to present); ProShare Capital Management LLC; Managing Partner (June 2008 to present).	ProShares (120) ProFunds (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProShare Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 2002 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Trust’s Funds, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds had previous significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous significant experience in the areas of investment and real estate development; and Mr. Sapir had significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met twice, and the Board of Trustees met six times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2011.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity Securities in	Companies Overseen by Trustee in
Name of Trustee	the Trust	Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	Over $100,000*	Over $100,000*
Russell S. Reynolds, III, Trustee	None	$10,001 – $50,000
Michael C. Wachs, Trustee	None	$10,001 – $50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

*	Mr. Fertig joined the Board in June 2011.

As of September 4, 2012, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any series of the Trust.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2011.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•    the Trust;

•    an officer of the Trust;

•    an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•    an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Trust;

•    the Advisor or the principal underwriter of the Trust;

•    an officer of the Advisor or the principal underwriter of the Trust;

•    a person directly or indirectly controlling, controlled by, or under common control with the Trust or the principal underwriter of the Trust; or

•    an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Trust.

Compensation of Trustees

During 2011, each Independent Trustee, except Mr. Fertig who joined the Board in June 2011, was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board of Trustees, $3,000 for attendance at each special meeting of the Board of Trustees, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.

The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2012.

				Total
		Pension or		Compensation
		Retirement		From Trust
		Benefits	Estimated	and
		Accrued	Annual	Fund
	Aggregate	as Part of	Benefits	Complex
	Compensation	Trust	Upon	Paid to
Name	From Funds	Expenses	Retirement	Trustees
Independent Trustees
William D. Fertig, Trustee*	$141,869.25	$0	$0	$165,627.30
Russell S. Reynolds, III, Trustee	$162,942.60	$0	$0	$191,000.00
Michael C. Wachs, Trustee	$162,942.60	$0	$0	$191,000.00

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Mr. Fertig joined the Board in June 2011.

Officers

The Trust’s executive officers (the “Officers’), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and officer is: c/o ProShares Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name and Age	with Trust	Length of Time Served	During the Past 5 Years
Louis M. Mayberg Birth Date: 8/62	President	Indefinite; November 2005 to present	President of the Advisor (November 2005 to April 2012); ProFund Advisors LLC (April 1997 to April 2012); and ProShare Capital Management LLC (June 2008 to April 2012).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 9/71	Treasurer	Indefinite; December 2008 to present	Director, Foreside Management Services, LLC (December 2008 to present); Vice President/Assistant Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co. (June 2000 to December 2008).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProFund Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or Foreside Management Services, LLC. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment advisor that is an affiliated person of ProShare Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR

ProShare Advisors, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the Funds and provides investment advice and management services to the Funds. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProShare Advisors since inception and ProFund Advisors LLC since April 1997. Mr. Sapir formerly practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProShare Advisors from inception to April 2012 and ProFund Advisors LLC from April 1997 to April 2012, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial services companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProShare Advisors since inception and ProFund Advisors LLC since 2005. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Department of Finance at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2012.

Name of Portfolio Manager	Dollar Range of Funds Currently Owned
Ryan Dofflemeyer	None
Alexander Ilyasov	None
Michelle Liu	None
Hratch Najarian	None
Jeffrey Ploshnick	$1-$10,000
Stephen Sachs	$10,001-$50,000*

*	Information as of March 31, 2013.

Portfolio Managers’ Compensation

ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager other than Mr. Sachs is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2012.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/ Total Assets
Ryan Dofflemeyer	3/$109.24 million	6/$614.38 million	52/$1.39 billion
Alexander Ilyasov	38/$1.65 billion	0/$0	0/$0
Michelle Liu	19/$5.33 billion	0/$0	0/$0
Hratch Najarian	158/$14.64 billion	0/$0	1/$142.85 million
Jeffrey Ploshnick	10/$258.08 million	4/$1.26 billion	0 /$0 million
Stephen Sachs*	0/$0	0/$0	0/$0

*	Information as of May 1, 2013.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Investment Advisory Agreement

Under an investment advisory agreement between ProShare Advisors and the Trust, on behalf of each Fund (the “Agreement” or “Advisory Agreement”), each Fund (other than the Global Fixed Income and Inflation and Volatility ProShares Funds) pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, as follows: 0.75% of the first $6.0 billion of the Fund’s average daily net assets; 0.70% of average daily net assets for the next $4.0 billion; and 0.65% of the Fund’s average daily net assets in excess of $10 billion. The German Sovereign / Sub-Sovereign ETF and the USD Covered Bond each pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.35%. The 30 Year TIPS/TSY Spread, the UltraPro 10 Year TIPS/TSY Spread, the UltraShort 30 TIPS/TSY Spread and the UltraPro Short 10 Year TIPS/TSY Spread each pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.55%. Each of the High Yield-Interest Rate Hedged and the Global Listed Private Equity ETF pays ProShare Advisors a fee at an annualized rate, based on its average daily net assets, of 0.50%. ProShare Advisors manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the Officers of the Funds. ProShare Advisors bears all costs associated with providing these advisory services. ProShare Advisors has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses (exclusive of transaction costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, expenses associated with investment in other funds as permitted by the then current registration statement, and extraordinary expenses as determined under generally accepted accounting principles) to the extent total annual Fund operating expenses, as a percentage of average daily net assets, exceed 0.95% through September 30, 2013 (0.45% for the German Sovereign / Sub-Sovereign ETF, 0.35% for the USD Covered Bond and 0.75% for each of the 30 Year TIPS/TSY Spread, the UltraPro 10 Year TIPS/TSY Spread, the UltraShort 30 TIPS/TSY Spread and the UltraPro Short 10 Year TIPS/TSY Spread, each through September 30, 2013 and 0.75% for the Merger ETF, 0.60% for the Global Listed Private Equity ETF, 0.50% for the High Yield-Interest Rate Hedged and 0.45% for the Large

Cap Core Plus, each through September 30, 2014). After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause a Fund’s expenses to exceed any expense limitation in place at that time. ProShare Advisors, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the Funds’ Shares. A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement of the Trust will be (or is) available in the Trust’s Annual and/or Semi-Annual Report to shareholders. The Investment Advisory fees paid, as well as any amounts reimbursed pursuant to the Expense Limitation Agreement, for the fiscal years ended May 31, 2010, May 31, 2011 and May 31, 2012 for each Fund that was operational as of each date are set forth below. Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on investment advisory fees paid by the New Funds is not included in this SAI.

	Investment Advisory	Reimbursements and
	Fees Paid during the	Waivers by the Advisor
	Year Ended May 31,	during the Fiscal Year
Fund	2012	Ended May 31, 2012
USD Covered Bond	$1,243	($33,137)
German Sovereign / Sub-Sovereign ETF	$5,015	($49,035)
Large Cap Core Plus	$741,251	($140,171)
Hedge Replication ETF	$102,387	($138,079)
RAFI® Long/Short	$129,742	($97,484)
Short S&P500®	$16,212,601	$0.00
Short QQQ®	$1,920,149	($226,567)
Short Dow30SM	$2,055,174	($64,174)
Short MidCap400	$292,869	($60,793)
Short Russell2000	$3,479,133	($355,832)
Short SmallCap600	$273,116	($59,970)
UltraShort Russell3000	$13,894	($89,665)
UltraShort S&P500®	$16,547,129	$0.00
UltraShort QQQ®	$4,889,437	($451,873)
UltraShort Dow30SM	$2,463,951	($58,860)
UltraShort MidCap400	$297,995	($54,976)
UltraShort Russell2000	$2,817,667	($313,916)
UltraShort SmallCap600	$157,301	($72,547)
UltraPro Short S&P500®	$3,678,309	$0.00
UltraPro Short QQQ®	$846,528	($143,185)
UltraPro Short Dow30SM	$471,054	($69,532)
UltraPro Short MidCap400	$83,444	($84,319)
UltraPro Short Russell2000	$483,760	($103,825)
UltraShort Russell1000 Value	$16,471	($89,421)
UltraShort Russell1000 Growth	$32,244	($87,665)
UltraShort Russell MidCap Value	$13,923	($89,344)
UltraShort Russell MidCap Growth	$19,200	($89,241)
UltraShort Russell2000 Value	$46,123	($86,466)
UltraShort Russell2000 Growth	$113,371	($83,319)
Short Basic Materials	$56,795	($87,378)
Short Financials	$865,023	($73,603)
Short Oil & Gas	$73,019	($88,063)
Short Real Estate	$259,726	($77,887)
Short KBW Regional Banking	$111,760	($82,611)
UltraShort Basic Materials	$600,023	($107,885)
UltraShort Nasdaq Biotechnology	$24,531	($90,382)
UltraShort Consumer Goods	$35,676	($88,395)
UltraShort Consumer Services	$89,147	($88,339)
UltraShort Financials	$2,482,290	($76,871)

	Investment Advisory	Reimbursements and
	Fees Paid during the	Waivers by the Advisor
	Year Ended May 31,	during the Fiscal Year
Fund	2012	Ended May 31, 2012
UltraShort Health Care	$27,360	($88,205)
UltraShort Industrials	$64,675	($86,279)
UltraShort Oil & Gas	$730,842	($74,415)
UltraShort Real Estate	$1,225,535	($121,316)
UltraShort Semiconductors	$140,871	($78,777)
UltraShort Technology	$109,135	($84,450)
UltraShort Telecommunications	$18,886	($88,755)
UltraShort Utilities	$25,748	($89,139)
Short MSCI EAFE	$1,548,896	($150,730)
Short MSCI Emerging Markets	$1,865,531	($130,505)
Short FTSE China 25	$77,656	($88,647)
UltraShort MSCI EAFE	$167,720	($84,378)
UltraShort MSCI Emerging Markets	$706,973	($88,086)
UltraShort Europe	$895,296	($123,451)
UltraShort MSCI Pacific ex-Japan	$18,842	($112,385)
UltraShort MSCI Brazil Capped	$108,209	($102,679)
UltraShort FTSE China 25	$1,442,875	($146,242)
UltraShort MSCI Japan	$142,190	($119,874)
UltraShort MSCI Mexico Capped IMI	$18,150	($113,389)
Short 7-10 Year Treasury	$120,947	($60,086)
Short 20+ Year Treasury	$6,533,144	$0.00
Short High Yield	$276,549	($82,739)
Short Investment Grade Corporate	$22,821	($64,492)
UltraShort 3-7 Year Treasury	$32,905	($48,514)
UltraShort 7-10 Year Treasury	$3,041,604	$0.00
UltraShort 20+ Year Treasury	$30,485,040	$0.00
UltraShort TIPS	$21,024	($60,116)
UltraProShort 20+ Year Treasury	$5,560	($33,449)
Ultra Russell3000	$51,377	($403,123)
Ultra S&P500®	$11,740,906	$0.00
Ultra QQQ®	$5,140,839	($441,792)
Ultra Dow30SM	$2,049,852	($100,105)
Ultra MidCap400	$1,055,188	($72,040)
Ultra Russell2000	$1,750,761	($636,656)
Ultra SmallCap600	$258,652	($110,351)
UltraPro S&P500®	$2,257,233	($150,068)
UltraPro QQQ®	$1,322,947	($232,512)
UltraPro Dow30SM	$447,314	($103,136)
UltraPro MidCap400	$247,810	($146,861)
UltraPro Russell2000	$632,967	($370,002)
Ultra Russell1000 Value	$51,981	($148,426)
Ultra Russell1000 Growth	$111,392	($135,170)
Ultra Russell MidCap Value	$52,041	($153,679)
Ultra Russell MidCap Growth	$104,844	($156,037)
Ultra Russell2000 Value	$90,746	($209,689)
Ultra Russell2000 Growth	$140,177	($188,712)
Ultra Basic Materials	$1,809,666	($118,555)
Ultra Nasdaq Biotechnology	$153,573	($145,468)
Ultra Consumer Goods	$96,029	($130,420)
Ultra Consumer Services	$76,701	($144,913)

	Investment Advisory	Reimbursements and
	Fees Paid during the	Waivers by the Advisor
	Year Ended May 31,	during the Fiscal Year
Fund	2012	Ended May 31, 2012
Ultra Financials	$6,335,481	($89,985)
Ultra Health Care	$301,573	($116,534)
Ultra Industrials	$216,148	($127,545)
Ultra Oil & Gas	$2,105,181	($152,214)
Ultra Real Estate	$2,894,870	($91,258)
Ultra KBW Regional Banking	$29,919	($131,928)
Ultra Semiconductors	$339,654	($111,799)
Ultra Technology	$754,737	($143,436)
Ultra Telecommunications	$30,122	($128,886)
Ultra Utilities	$122,421	($122,428)
Ultra MSCI EAFE	$58,868	($89,487)
Ultra MSCI Emerging Markets	$193,322	($98,008)
Ultra Europe	$21,051	($112,639)
Ultra MSCI Pacific ex-Japan	$22,453	($112,195)
Ultra MSCI Brazil Capped	$101,072	($102,786)
Ultra FTSE China 25	$234,114	($84,026)
Ultra MSCI Japan	$206,899	($112,183)
Ultra MSCI Mexico Capped IMI	$12,673	($113,496)
Ultra 7-10 Year Treasury	$903,969	($127,716)
Ultra 20+ Year Treasury	$147,890	($117,254)
Ultra High Yield	$24,012	($66,039)
Ultra Investment Grade Corporate	$20,205	($57,033)
30 Year TIPS/TSY Spread	$8,640	($41,271)
Short 30 Year TIPS/TSY Spread	$8,380	($41,105)
UltraPro 10 Year TIPS/TSY Spread	$6,859	($38,753)
UltraPro Short 10 Year TIPS/TSY Spread	$6,804	($38,879)

	Investment Advisory	Reimbursements and
	Fees Paid during the	Waivers by the Advisor
	Year Ended May 31,	during the Fiscal Year
Fund	2011	Ended May 31, 2011
Large Cap Core Plus	$521,637	($147,638)
RAFI® Long/Short	$37,143	($52,180)
Short S&P500®	$14,056,819	$0.00
Short QQQ®	$1,758,163	($261,393)
Short Dow30SM	$2,028,432	($110,472)
Short MidCap400	$238,333	($94,233)
Short Russell2000	$2,346,797	($286,218)
Short SmallCap600	$287,851	($96,953)
UltraShort Russell3000	$15,046	($106,140)
UltraShort S&P500®	$20,614,695	$0.00
UltraShort QQQ®	$5,867,032	($581,066)
UltraShort Dow30SM	$3,280,523	($91,456)
UltraShort MidCap400	$237,240	($96,924)
UltraShort Russell2000	$3,272,015	($395,377)
UltraShort SmallCap600	$138,435	($106,976)
UltraPro Short S&P500®	$2,480,725	$0.00
UltraPro Short QQQ®	$426,421	($143,960)
UltraPro Short Dow30SM	$212,990	($85,926)

	Investment Advisory	Reimbursements and
	Fees Paid during the	Waivers by the Advisor
	Year Ended May 31,	during the Fiscal Year
Fund	2011	Ended May 31, 2011
UltraPro Short MidCap400	$32,099	($62,186)
UltraPro Short Russell2000	$245,454	($92,207)
UltraShort Russell1000 Value	$36,696	($108,533)
UltraShort Russell1000 Growth	$50,932	($107,639)
UltraShort Russell MidCap Value	$27,455	($111,233)
UltraShort Russell MidCap Growth	$35,713	($110,170)
UltraShort Russell2000 Value	$71,431	($106,719)
UltraShort Russell2000 Growth	$91,995	($105,297)
Short Basic Materials	$32,441	($54,438)
Short Financials	$809,458	($106,469)
Short Oil & Gas	$86,021	($110,049)
Short Real Estate	$145,827	($74,508)
Short KBW Regional Banking	$187,784	($73,210)
UltraShort Basic Materials	$724,106	($106,217)
UltraShort Nasdaq Biotechnology	$31,845	($53,065)
UltraShort Consumer Goods	$78,341	($111,320)
UltraShort Consumer Services	$205,127	($108,108)
UltraShort Financials	$3,392,248	($72,256)
UltraShort Health Care	$34,453	($110,824)
UltraShort Industrials	$78,272	($111,437)
UltraShort Oil & Gas	$812,165	($109,894)
UltraShort Real Estate	$2,305,697	($124,731)
UltraShort Semiconductors	$191,749	($113,695)
UltraShort Technology	$150,641	($111,667)
UltraShort Telecommunications	$15,605	($113,209)
UltraShort Utilities	$42,189	($112,417)
Short MSCI EAFE	$859,510	($110,510)
Short MSCI Emerging Markets	$1,760,242	($208,866)
Short FTSE China 25	$57,412	($60,357)
UltraShort MSCI EAFE	$179,849	($122,033)
UltraShort MSCI Emerging Markets	$1,070,173	($64,428)
UltraShort Europe	$497,813	($118,724)
UltraShort MSCI Pacific ex-Japan	$24,106	($133,958)
UltraShort MSCI Brazil Capped	$199,503	($120,105)
UltraShort FTSE China 25	$1,787,892	($214,937)
UltraShort MSCI Japan	$165,443	($151,340)
UltraShort MSCI Mexico Capped IMI	$26,588	($133,199)
Short 7-10 Year Treasury	$6,648	($24,855)
Short 20+ Year Treasury	$5,291,725	($109,586)
Short High Yield	$8,334	($30,085)
Short Investment Grade Corporate	$5,169	($27,101)
UltraShort 3-7 Year Treasury	$4,567	($24,549)
UltraShort 7-10 Year Treasury	$3,109,213	($106,802)
UltraShort 20+ Year Treasury	$39,311,104	$0.00
UltraShort TIPS	$8,414	($27,050)
Ultra Russell3000	$54,217	($198,784)
Ultra S&P500®	$11,807,118	$0.00
Ultra QQQ®	$6,135,784	($631,542)
Ultra Dow30SM	$2,387,779	($162,843)
Ultra MidCap400	$936,017	($154,125)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2011	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2011
Ultra Russell2000	$1,817,569	($502,535)
Ultra SmallCap600	$341,532	($167,686)
UltraPro S&P500®	$1,696,905	($188,340)
UltraPro QQQ®	$857,592	($231,024)
UltraPro Dow30SM	$179,634	($88,736)
UltraPro MidCap400	$231,365	($99,534)
UltraPro Russell2000	$338,842	($265,290)
Ultra Russell1000 Value	$100,967	($133,156)
Ultra Russell1000 Growth	$111,365	($132,678)
Ultra Russell MidCap Value	$65,450	($163,373)
Ultra Russell MidCap Growth	$101,088	($145,813)
Ultra Russell2000 Value	$152,099	($148,681)
Ultra Russell2000 Growth	$192,510	($150,783)
Ultra Basic Materials	$2,488,627	($163,400)
Ultra Nasdaq Biotechnology	$49,918	($64,796)
Ultra Consumer Goods	$148,578	($135,314)
Ultra Consumer Services	$106,662	($143,082)
Ultra Financials	$9,735,409	($39,855)
Ultra Health Care	$329,614	($134,748)
Ultra Industrials	$313,385	($152,434)
Ultra Oil & Gas	$2,917,683	($193,875)
Ultra Real Estate	$3,879,414	($149,442)
Ultra KBW Regional Banking	$50,744	($60,984)
Ultra Semiconductors	$532,661	($129,490)
Ultra Technology	$1,018,435	($156,226)
Ultra Telecommunications	$54,915	($132,914)
Ultra Utilities	$149,506	($131,276)
Ultra MSCI EAFE	$69,005	($135,108)
Ultra MSCI Emerging Markets	$278,245	($141,294)
Ultra Europe	$26,692	($74,746)
Ultra MSCI Pacific ex-Japan	$25,054	($70,425)
Ultra MSCI Brazil Capped	$79,584	($79,871)
Ultra FTSE China 25	$335,000	($142,332)
Ultra MSCI Japan	$139,868	($172,452)
Ultra MSCI Mexico Capped IMI	$16,859	($69,357)
Ultra 7-10 Year Treasury	$94,309	($85,486)
Ultra 20+ Year Treasury	$141,379	($88,276)
Ultra High Yield	$3,988	($27,371)
Ultra Investment Grade Corporate	$4,087	($26,156)

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2010	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2010
Large Cap Core Plus	$200,642	$173,142
Short S&P500®	$11,621,461	$0.00
Short QQQ®	$1,401,686	$235,706
Short Dow30SM	$1,956,180	$127,797
Short MidCap400	$301,533	$94,165
Short Russell2000	$1,266,465	$209,335

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2010	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2010
Short SmallCap600	$272,555	$92,571
UltraShort Russell3000	$24,317	$39,561
UltraShort S&P500®	$25,901,387	$0.00
UltraShort QQQ®	$7,277,365	$701,390
UltraShort Dow30SM	$4,381,624	$133,594
UltraShort MidCap400	$371,792	$93,592
UltraShort Russell2000	$3,567,071	$425,406
UltraShort SmallCap600	$185,342	$101,322
UltraPro Short S&P500®	$1,086,216	$81,157
UltraPro Short QQQ®	$30,330	$36,700
UltraPro Short Dow30SM	$20,346	$32,482
UltraPro Short MidCap400	$12,874	$30,556
UltraPro Short Russell2000	$20,391	$31,649
UltraShort Russell1000 Value	$79,770	$107,041
UltraShort Russell1000 Growth	$85,347	$106,588
UltraShort Russell MidCap Value	$31,753	$109,395
UltraShort Russell MidCap Growth	$53,137	$108,411
UltraShort Russell2000 Value	$88,475	$106,062
UltraShort Russell2000 Growth	$95,379	$107,392
Short Basic Materials	$7,915	$27,199
Short Financials	$862,817	$108,467
Short Oil & Gas	$95,302	$109,400
Short Real Estate	$7,526	$27,355
Short KBW Regional Banking	$8,122	$26,502
UltraShort Basic Materials	$942,049	$120,147
UltraShort Nasdaq Biotechnology	$7,349	$25,558
UltraShort Consumer Goods	$150,971	$108,861
UltraShort Consumer Services	$402,067	$104,878
UltraShort Financials	$6,189,528	$116,850
UltraShort Health Care	$52,811	$110,194
UltraShort Industrials	$175,290	$108,857
UltraShort Oil & Gas	$1,992,759	$130,731
UltraShort Real Estate	$6,192,224	$131,851
UltraShort Semiconductors	$223,535	$107,126
UltraShort Technology	$193,192	$109,006
UltraShort Telecommunications	$13,576	$110,202
UltraShort Utilities	$64,747	$110,305
Short MSCI EAFE	$461,622	$125,927
Short MSCI Emerging Markets	$1,614,339	$209,833
Short FTSE China 25	$8,528	$27,924
UltraShort MSCI EAFE	$270,065	$123,457
UltraShort MSCI Emerging Markets	$1,562,166	$211,021
UltraShort Europe	$182,654	$83,222
UltraShort MSCI Pacific ex-Japan	$23,719	$64,966
UltraShort MSCI Brazil Capped	$107,132	$80,219
UltraShort FTSE China 25	$2,555,995	$282,662
UltraShort MSCI Japan	$113,528	$150,974
UltraShort MSCI Mexico Capped IMI	$51,338	$69,872
Short 20+ Year Treasury	$1,532,139	$164,825
UltraShort 7-10 Year Treasury	$2,825,276	$134,699

Fund	Investment Advisory Fees Paid during the Year Ended May 31, 2010	Reimbursements and Waivers by the Advisor during the Fiscal Year Ended May 31, 2010
UltraShort 20+ Year Treasury	$33,461,662	$0.00
Ultra Russell3000	$44,881	$192,880
Ultra S&P500®	$13,434,380	$0.00
Ultra QQQ®	$6,866,006	$743,592
Ultra Dow30SM	$3,327,459	$178,395
Ultra MidCap400	$1,013,272	$145,319
Ultra Russell2000	$1,741,745	$593,799
Ultra SmallCap600	$435,248	$165,631
UltraPro S&P500®	$615,080	$258,676
UltraPro QQQ®	$70,918	$65,492
UltraPro Dow30SM	$31,337	$37,666
UltraPro MidCap400	$48,941	$80,364
UltraPro Russell2000	$39,154	$108,982
Ultra Russell1000 Value	$150,823	$184,717
Ultra Russell1000 Growth	$213,973	$160,026
Ultra Russell MidCap Value	$149,301	$164,048
Ultra Russell MidCap Growth	$142,443	$152,367
Ultra Russell2000 Value	$164,780	$256,653
Ultra Russell2000 Growth	$205,056	$232,486
Ultra Basic Materials	$3,128,213	$187,851
Ultra Nasdaq Biotechnology	$5,976	$27,324
Ultra Consumer Goods	$211,619	$136,987
Ultra Consumer Services	$118,498	$140,353
Ultra Financials	$15,265,950	$92,453
Ultra Health Care	$324,378	$129,466
Ultra Industrials	$304,341	$149,310
Ultra Oil & Gas	$3,697,305	$195,389
Ultra Real Estate	$4,422,639	$208,611
Ultra KBW Regional Banking	$5,201	$27,385
Ultra Semiconductors	$683,037	$148,952
Ultra Technology	$1,111,251	$168,085
Ultra Telecommunications	$95,517	$131,102
Ultra Utilities	$199,366	$132,043
Ultra MSCI EAFE	$71,970	$100,129
Ultra MSCI Emerging Markets	$166,890	$134,420
Ultra Europe	$1,873	$26,332
Ultra MSCI Pacific ex-Japan	$1,752	$26,289
Ultra MSCI Brazil Capped	$1,928	$26,340
Ultra FTSE China 25	$233,497	$112,699
Ultra MSCI Japan	$70,557	$102,252
Ultra MSCI Mexico Capped IMI	$1,895	$26,308
Ultra 7-10 Year Treasury	$33,911	$59,593
Ultra 20+ Year Treasury	$36,996	$59,551

During the fiscal year ended May 31, 2012, the Advisor recouped $66,611, $124,711 and $6,505 from the UltraPro Short S&P500®, the Short 20+ Year Treasury and the UltraShort 7-10 Year Treasury, respectively, pursuant to an Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Funds. Amounts waived or reimbursed in a particular contractual period may be recouped by the Advisor within five years of the end of that contractual period to the extent that the recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Management Services Agreement

ProShare Advisors, pursuant to a separate Management Services Agreement, performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust’s contractual obligations with the Funds’ service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers as requested or as deemed necessary. For these services, the Trust pays to ProShare Advisors a fee at the annual rate of 0.10% of average daily net assets for all of the Funds. For the three most recent fiscal years, each Fund that was operational for the period indicated paid ProShare Advisors the amount set forth below pursuant to the Management Services Agreement.

Because the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid pursuant to the Management Services Agreement by the New Funds is not included in this SAI.

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012
USD Covered Bond	$355
German Sovereign / Sub-Sovereign ETF	$1,433
Large Cap Core Plus	$98,832
Hedge Replication ETF	$13,651
RAFI® Long/Short	$17,299
Short S&P500®	$2,161,658
Short QQQ®	$256,017
Short Dow30SM	$274,020
Short MidCap400	$39,049
Short Russell2000	$463,880
Short SmallCap600	$36,415
UltraShort Russell3000	$1,853
UltraShort S&P500®	$2,206,262
UltraShort QQQ®	$651,918
UltraShort Dow30SM	$328,524
UltraShort MidCap400	$39,732
UltraShort Russell2000	$375,685
UltraShort SmallCap600	$20,973
UltraPro Short S&P500®	$490,436
UltraPro Short QQQ®	$112,869
UltraPro Short Dow30SM	$62,806
UltraPro Short MidCap400	$11,126
UltraPro Short Russell2000	$64,501
UltraShort Russell1000 Value	$2,196
UltraShort Russell1000 Growth	$4,299
UltraShort Russell MidCap Value	$1,856
UltraShort Russell MidCap Growth	$2,560
UltraShort Russell2000 Value	$6,150
UltraShort Russell2000 Growth	$15,116
Short Basic Materials	$7,572
Short Financials	$115,335
Short Oil & Gas	$9,736
Short Real Estate	$34,630
Short KBW Regional Banking	$14,901
UltraShort Basic Materials	$80,002

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012
UltraShort Nasdaq Biotechnology	$3,271
UltraShort Consumer Goods	$4,757
UltraShort Consumer Services	$11,886
UltraShort Financials	$330,969
UltraShort Health Care	$3,648
UltraShort Industrials	$8,623
UltraShort Oil & Gas	$97,445
UltraShort Real Estate	$163,403
UltraShort Semiconductors	$18,783
UltraShort Technology	$14,551
UltraShort Telecommunications	$2,518
UltraShort Utilities	$3,433
Short MSCI EAFE	$206,517
Short MSCI Emerging Markets	$248,735
Short FTSE China 25	$10,354
UltraShort MSCI EAFE	$22,363
UltraShort MSCI Emerging Markets	$94,262
UltraShort Europe	$119,372
UltraShort MSCI Pacific ex-Japan	$2,512
UltraShort MSCI Brazil Capped	$14,428
UltraShort FTSE China 25	$192,381
UltraShort MSCI Japan	$18,958
UltraShort MSCI Mexico Capped IMI	$2,420
Short 7-10 Year Treasury	$16,126
Short 20+ Year Treasury	$871,077
Short High Yield	$36,873
Short Investment Grade Corporate	$3,043
UltraShort 3-7 Year Treasury	$4,387
UltraShort 7-10 Year Treasury	$405,543
UltraShort 20+ Year Treasury	$4,064,632
UltraShort TIPS	$2,803
UltraPro Short 20+ Year Treasury	$741
Ultra Russell3000	$6,850
Ultra S&P500®	$1,565,438
Ultra QQQ®	$685,438
Ultra Dow30SM	$273,311
Ultra MidCap400	$140,690
Ultra Russell2000	$233,432
Ultra SmallCap600	$34,487
UltraPro S&P500®	$300,961
UltraPro QQQ®	$176,391
UltraPro Dow30SM	$59,641
UltraPro MidCap400	$33,041
UltraPro Russell2000	$84,395
Ultra Russell1000 Value	$6,931
Ultra Russell1000 Growth	$14,852
Ultra Russell MidCap Value	$6,939
Ultra Russell MidCap Growth	$13,979
Ultra Russell2000 Value	$12,099
Ultra Russell2000 Growth	$18,690
Ultra Basic Materials	$241,286
Ultra Nasdaq Biotechnology	$20,476

Fund	Fees Paid during the Fiscal Year Ended May 31, 2012
Ultra Consumer Goods	$12,804
Ultra Consumer Services	$10,227
Ultra Financials	$844,722
Ultra Health Care	$40,209
Ultra Industrials	$28,819
Ultra Oil & Gas	$280,688
Ultra Real Estate	$385,979
Ultra KBW Regional Banking	$3,989
Ultra Semiconductors	$45,287
Ultra Technology	$100,631
Ultra Telecommunications	$4,016
Ultra Utilities	$16,323
Ultra MSCI EAFE	$7,849
Ultra MSCI Emerging Markets	$25,776
Ultra Europe	$2,807
Ultra MSCI Pacific ex-Japan	$2,994
Ultra MSCI Brazil Capped	$13,476
Ultra FTSE China 25	$31,215
Ultra MSCI Japan	$27,586
Ultra MSCI Mexico Capped IMI	$1,690
Ultra 7-10 Year Treasury	$120,528
Ultra 20+ Year Treasury	$19,719
Ultra High Yield	$3,201
Ultra Investment Grade Corporate	$2,694
30 Year TIPS/TSY Spread	$1,571
Short 30 Year TIPS/TSY Spread	$1,524
UltraPro 10 Year TIPS/TSY Spread	$1,247
UltraPro Short 10 Year TIPS/TSY Spread	$1,237

Fund	Fees Paid during the Fiscal Year Ended May 31, 2011
Large Cap Core Plus	$69,551
RAFI® Long/Short	$4,953
Short S&P500®	$1,874,229
Short QQQ®	$234,420
Short Dow30SM	$270,456
Short MidCap400	$31,777
Short Russell2000	$312,904
Short SmallCap600	$38,380
UltraShort Russell3000	$2,006
UltraShort S&P500®	$2,748,606
UltraShort QQQ®	$782,265
UltraShort Dow30SM	$437,400
UltraShort MidCap400	$31,632
UltraShort Russell2000	$436,266
UltraShort SmallCap600	$18,458
UltraPro Short S&P500®	$330,761
UltraPro Short QQQ®	$56,856
UltraPro Short Dow30SM	$28,399
UltraPro Short MidCap400	$4,280

Fund	Fees Paid during the Fiscal Year Ended May 31, 2011
UltraPro Short Russell2000	$32,727
UltraShort Russell1000 Value	$4,893
UltraShort Russell1000 Growth	$6,791
UltraShort Russell MidCap Value	$3,660
UltraShort Russell MidCap Growth	$4,762
UltraShort Russell2000 Value	$9,524
UltraShort Russell2000 Growth	$12,266
Short Basic Materials	$4,325
Short Financials	$107,927
Short Oil & Gas	$11,470
Short Real Estate	$19,443
Short KBW Regional Banking	$25,038
UltraShort Basic Materials	$96,547
UltraShort Nasdaq Biotechnology	$4,246
UltraShort Consumer Goods	$10,445
UltraShort Consumer Services	$27,350
UltraShort Financials	$452,296
UltraShort Health Care	$4,594
UltraShort Industrials	$10,436
UltraShort Oil & Gas	$108,288
UltraShort Real Estate	$307,424
UltraShort Semiconductors	$25,566
UltraShort Technology	$20,085
UltraShort Telecommunications	$2,081
UltraShort Utilities	$5,625
Short MSCI EAFE	$114,600
Short MSCI Emerging Markets	$234,697
Short FTSE China 25	$7,655
UltraShort MSCI EAFE	$23,980
UltraShort MSCI Emerging Markets	$142,689
UltraShort Europe	$66,374
UltraShort MSCI Pacific ex-Japan	$3,214
UltraShort MSCI Brazil Capped	$26,600
UltraShort FTSE China 25	$238,384
UltraShort MSCI Japan	$22,059
UltraShort MSCI Mexico Capped IMI	$3,545
Short 7-10 Year Treasury	$886
Short 20+ Year Treasury	$705,558
Short High Yield	$1,111
Short Investment Grade Corporate	$689
UltraShort 3-7 Year Treasury	$609
UltraShort 7-10 Year Treasury	$414,559
UltraShort 20+ Year Treasury	$5,241,442
UltraShort TIPS	$1,122
Ultra Russell3000	$7,229
Ultra S&P500®	$1,574,271
Ultra QQQ®	$818,099
Ultra Dow30SM	$318,368
Ultra MidCap400	$124,801
Ultra Russell2000	$242,341
Ultra SmallCap600	$45,537
UltraPro S&P500®	$226,252

Fund	Fees Paid during the Fiscal Year Ended May 31, 2011
UltraPro QQQ®	$114,345
UltraPro Dow30SM	$23,951
UltraPro MidCap400	$30,848
UltraPro Russell2000	$45,178
Ultra Russell1000 Value	$13,462
Ultra Russell1000 Growth	$14,849
Ultra Russell MidCap Value	$8,726
Ultra Russell MidCap Growth	$13,478
Ultra Russell2000 Value	$20,280
Ultra Russell2000 Growth	$25,668
Ultra Basic Materials	$331,814
Ultra Nasdaq Biotechnology	$6,656
Ultra Consumer Goods	$19,811
Ultra Consumer Services	$14,222
Ultra Financials	$1,298,045
Ultra Health Care	$43,948
Ultra Industrials	$41,784
Ultra Oil & Gas	$389,022
Ultra Real Estate	$517,251
Ultra KBW Regional Banking	$6,766
Ultra Semiconductors	$71,021
Ultra Technology	$135,790
Ultra Telecommunications	$7,322
Ultra Utilities	$19,934
Ultra MSCI EAFE	$9,201
Ultra MSCI Emerging Markets	$37,099
Ultra Europe	$3,556
Ultra MSCI Pacific ex-Japan	$3,341
Ultra MSCI Brazil Capped	$10,607
Ultra FTSE China 25	$44,666
Ultra MSCI Japan	$18,649
Ultra MSCI Mexico Capped IMI	$2,248
Ultra 7-10 Year Treasury	$12,575
Ultra 20+ Year Treasury	$18,850
Ultra High Yield	$532
Ultra Investment Grade Corporate	$545

Fund	Fees Paid during the Fiscal Year May 31, 2010
Large Cap Core Plus	$26,752
Short S&P500®	$1,549,517
Short QQQ®	$186,890
Short Dow30SM	$260,822
Short MidCap400	$40,204
Short Russell2000	$168,861
Short SmallCap600	$36,340
UltraShort Russell3000	$3,242
UltraShort S&P500®	$3,453,493
UltraShort QQQ®	$970,308
UltraShort Dow30SM	$584,212
UltraShort MidCap400	$49,572

Fund	Fees Paid during the Fiscal Year May 31, 2010
UltraShort Russell2000	$475,606
UltraShort SmallCap600	$24,712
UltraPro Short S&P500®	$144,828
UltraPro Short QQQ®	$4,044
UltraPro Short Dow30SM	$2,713
UltraPro Short MidCap400	$1,717
UltraPro Short Russell2000	$2,719
UltraShort Russell1000 Value	$10,636
UltraShort Russell1000 Growth	$11,380
UltraShort Russell MidCap Value	$4,233
UltraShort Russell MidCap Growth	$7,085
UltraShort Russell2000 Value	$11,797
UltraShort Russell2000 Growth	$12,717
Short Basic Materials	$1,055
Short Financials	$115,041
Short Oil & Gas	$12,707
Short Real Estate	$1,004
Short KBW Regional Banking	$1,079
UltraShort Basic Materials	$125,606
UltraShort Nasdaq Biotechnology	$976
UltraShort Consumer Goods	$20,129
UltraShort Consumer Services	$53,608
UltraShort Financials	$825,265
UltraShort Health Care	$7,041
UltraShort Industrials	$23,372
UltraShort Oil & Gas	$265,699
UltraShort Real Estate	$825,624
UltraShort Semiconductors	$29,805
UltraShort Technology	$25,759
UltraShort Telecommunications	$1,810
UltraShort Utilities	$8,633
Short MSCI EAFE	$61,549
Short MSCI Emerging Markets	$215,243
Short FTSE China 25	$1,137
UltraShort MSCI EAFE	$36,008
UltraShort MSCI Emerging Markets	$208,288
UltraShort Europe	$24,354
UltraShort MSCI Pacific ex-Japan	$3,162
UltraShort MSCI Brazil Capped	$14,284
UltraShort FTSE China 25	$340,797
UltraShort MSCI Japan	$15,137
UltraShort MSCI Mexico Capped IMI	$6,845
Short 20+ Year Treasury	$204,284
UltraShort 7-10 Year Treasury	$376,701
UltraShort 20+ Year Treasury	$4,461,523
Ultra Russell3000	$5,984
Ultra S&P500®	$1,791,238
Ultra QQQ®	$915,461
Ultra Dow30SM	$443,658
Ultra MidCap400	$135,102
Ultra Russell2000	$232,231
Ultra SmallCap600	$58,033

Fund	Fees Paid during the Fiscal Year May 31, 2010
UltraPro S&P500®	$82,010
UltraPro QQQ®	$9,456
UltraPro Dow30SM	$4,178
UltraPro MidCap400	$6,526
UltraPro Russell2000	$5,220
Ultra Russell1000 Value	$20,110
Ultra Russell1000 Growth	$28,530
Ultra Russell MidCap Value	$19,907
Ultra Russell MidCap Growth	$18,992
Ultra Russell2000 Value	$21,971
Ultra Russell2000 Growth	$27,340
Ultra Basic Materials	$417,092
Ultra Nasdaq Biotechnology	$801
Ultra Consumer Goods	$28,216
Ultra Consumer Services	$15,800
Ultra Financials	$2,035,445
Ultra Health Care	$43,250
Ultra Industrials	$40,578
Ultra KBW Regional Banking	$699
Ultra Oil & Gas	$492,970
Ultra Real Estate	$589,681
Ultra Semiconductors	$91,071
Ultra Technology	$148,166
Ultra Telecommunications	$12,736
Ultra Utilities	$26,582
Ultra MSCI EAFE	$9,596
Ultra MSCI Emerging Markets	$22,252
Ultra Europe	$251
Ultra MSCI Pacific ex-Japan	$236
Ultra MSCI Brazil Capped	$258
Ultra FTSE China 25	$31,133
Ultra MSCI Japan	$9,407
Ultra MSCI Mexico Capped IMI	$254
Ultra 7-10 Year Treasury	$4,521
Ultra 20+ Year Treasury	$4,933

CODE OF ETHICS The Trust, the Advisor and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, ProShare Advisors and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. The Advisors’ personnel that are access persons subject to the COE are also required to report transactions in registered open-investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Funds, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to the Advisor subject to the Board of Trustees’ continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services. (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets regularly to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between Fund shareholders and the Advisor, the Distributor or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board of Trustees the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available (1) without charge, upon request, by calling the Advisor at 1-866-PRO-5125, (2) on the Trust’s website, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters and within 70 days of the second and fourth quarters. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Funds are open for business via the Funds’ website at www.proshares.com.

The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.

Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of the Advisor and the Funds’ distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

OTHER SERVICE PROVIDERS

Administrator, Index Receipt Agent, and Fund Accounting Agent

J.P. Morgan Investor Services Co., One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to the Funds pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by the Funds under federal and state securities laws. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, an indirect wholly-owned subsidiary of Citibank N.A., provides regulatory administrative services to the Trust (altogether, the “Regulatory Administrative Services”). For its services, Citi is paid a set fee allocated equally among each of the Funds.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Prior to January 2012, the Administrator provided the Regulatory Administrative Services to the Funds. Because

the New Funds were not operational at the end of the Trust’s last fiscal year, information on fees paid to the New Funds’ service provider is not included in this SAI. For these services (including the Regulatory Administrative Services) each Fund that was operational for the period indicated paid the Administrator the amounts set forth below.

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012
USD Covered Bond	$544	$0
German Sovereign / Sub-Sovereign ETF	$1,792	$33
Large Cap Core Plus	$109,047	$723
Hedge Replication ETF	$21,884	$139
RAFI® Long/Short	$59,882	$124
Short S&P500®	$229,017	$16,309
Short QQQ®	$100,031	$1,767
Short Dow30SM	$104,418	$2,310
Short MidCap400	$49,873	$244
Short Russell2000	$141,610	$3,109
Short SmallCap600	$51,229	$181
UltraShort Russell3000	$59,145	$14
UltraShort S&P500®	$230,081	$16,540
UltraShort QQQ®	$164,888	$4,784
UltraShort Dow30SM	$115,300	$2,354
UltraShort MidCap400	$49,707	$287
UltraShort Russell2000	$124,753	$2,212
UltraShort SmallCap600	$54,378	$112
UltraPro Short S&P500®	$144,182	$4,502
UltraPro Short QQQ®	$65,562	$1,034
UltraPro Short Dow30SM	$52,357	$630
UltraPro Short MidCap400	$57,110	$76
UltraPro Short Russell2000	$51,742	$492
UltraShort Russell1000 Value	$59,059	$15
UltraShort Russell1000 Growth	$58,535	$26
UltraShort Russell MidCap Value	$59,144	$13
UltraShort Russell MidCap Growth	$58,968	$17
UltraShort Russell2000 Value	$58,073	$39
UltraShort Russell2000 Growth	$55,842	$103
Short Basic Materials	$57,993	$58
Short Financials	65,707	$758
Short Oil & Gas	$57,176	$61
Short Real Estate	$51,248	$288
Short KBW Regional Banking	$56,169	$59
UltraShort Basic Materials	$55,905	$443
UltraShort Nasdaq Biotechnology	$58,791	$32
UltraShort Consumer Goods	$58,420	$26
UltraShort Consumer Services	$56,642	$78
UltraShort Financials	$115,642	$2,258
UltraShort Health Care	$58,697	$30
UltraShort Industrials	$57,457	$47
UltraShort Oil & Gas	$61,129	$701
UltraShort Real Estate	$77,924	$1,085
UltraShort Semiconductors	$54,926	$129
UltraShort Technology	$55,979	$101
UltraShort Telecommunications	$58,978	$19

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012
UltraShort Utilities	$58,750	$27
Short MSCI EAFE	$88,650	$1,400
Short MSCI Emerging Markets	$98,881	$1,807
Short FTSE China 25	$57,301	$85
UltraShort MSCI EAFE	$54,027	$156
UltraShort MSCI Emerging Markets	$60,225	$625
UltraShort Europe	$66,619	$1,079
UltraShort MSCI Pacific ex-Japan	$58,981	$17
UltraShort MSCI Brazil Capped	$56,003	$107
UltraShort FTSE China 25	$85,228	$1,437
UltraShort MSCI Japan	$54,888	$104
UltraShort MSCI Mexico Capped IMI	$59,003	$16
Short 7-10 Year Treasury	$20,419	$149
Short 20+ Year Treasury	$186,921	$6,561
Short High Yield	$37,655	$252
Short Investment Grade Corporate	$11,868	$29
UltraShort 3-7 Year Treasury	$12,014	$37
UltraShort 7-10 Year Treasury	$130,727	$3,014
UltraShort 20+ Year Treasury	$277,412	$27,359
UltraShort TIPS	$19,021	$21
UltraPro Short 20+ Year Treasury	$631	$13
Ultra Russell3000	$103,918	$51
Ultra S&P500®	$271,363	$13,295
Ultra QQQ®	$223,743	$5,239
Ultra Dow30SM	$158,984	$2,150
Ultra MidCap400	$122,435	$1,601
Ultra Russell2000	$154,991	$2,467
Ultra SmallCap600	$91,006	$256
UltraPro S&P500®	$166,871	$2,355
UltraPro QQQ®	$133,264	$1,590
UltraPro Dow30SM	$89,804	$567
UltraPro MidCap400	$90,813	$287
UltraPro Russell2000	$108,974	$928
Ultra Russell1000 Value	$98,103	$57
Ultra Russell1000 Growth	$95,881	$123
Ultra Russell MidCap Value	$97,567	$54
Ultra Russell MidCap Growth	$95,585	$106
Ultra Russell2000 Value	$99,557	$86
Ultra Russell2000 Growth	$97,264	$144
Ultra Basic Materials	$151,405	$1,835
Ultra Nasdaq Biotechnology	$92,518	$175
Ultra Consumer Goods	$94,422	$106
Ultra Consumer Services	$95,131	$77
Ultra Financials	$240,275	$7,177
Ultra Health Care	$87,582	$333
Ultra Industrials	$90,939	$221
Ultra Oil & Gas	$160,972	$2,194
Ultra Real Estate	$182,152	$3,055
Ultra KBW Regional Banking	$96,592	$40
Ultra Semiconductors	$86,021	$373

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2012	Fees Paid to Citi during the Fiscal Period Ended May 31, 2012
Ultra Technology	$110,010	$873
Ultra Telecommunications	$96,231	$29
Ultra Utilities	$93,330	$161
Ultra MSCI EAFE	$57,652	$75
Ultra MSCI Emerging Markets	$62,763	$226
Ultra Europe	$59,183	$22
Ultra MSCI Pacific ex-Japan	$59,135	$25
Ultra MSCI Brazil Capped	$56,531	$117
Ultra FTSE China 25	$51,844	$265
Ultra MSCI Japan	$52,743	$184
Ultra MSCI Mexico Capped IMI	$59,460	$15
Ultra 7-10 Year Treasury	$112,579	$464
Ultra 20+ Year Treasury	$91,186	$120
Ultra High Yield	$9,542	$27
Ultra Investment Grade Corporate	$9,430	$20
30 Year TIPS/TSY Spread	$1,964	$33
Short 30 Year TIPS/TSY Spread	$1,905	$32
UltraPro 10 Year TIPS/TSY Spread	$1,559	$25
UltraPro Short 10 Year TIPS/TSY Spread	$1,547	$24

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2011
Large Cap Core Plus	$111,044
RAFI® Long/Short	$9,925
Short S&P500®	$256,460
Short QQQ®	$129,486
Short Dow30SM	$137,213
Short MidCap400	$80,907
Short Russell2000	$146,164
Short SmallCap600	$80,900
UltraShort Russell3000	$74,903
UltraShort S&P500®	$278,327
UltraShort QQQ®	$211,737
UltraShort Dow30SM	$169,658
UltraShort MidCap400	$80,899
UltraShort Russell2000	$169,274
UltraShort SmallCap600	$80,898
UltraPro Short S&P500®	$150,054
UltraPro Short QQQ®	$76,407
UltraPro Short Dow30SM	$54,732
UltraPro Short MidCap400	$28,528
UltraPro Short Russell2000	$56,087
UltraShort Russell1000 Value	$80,896
UltraShort Russell1000 Growth	$80,896
UltraShort Russell MidCap Value	$80,896
UltraShort Russell MidCap Growth	$80,896

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2011
UltraShort Russell2000 Value	$80,898
UltraShort Russell2000 Growth	$80,902
Short Basic Materials	$22,129
Short Financials	$97,740
Short Oil & Gas	$80,900
Short Real Estate	$42,741
Short KBW Regional Banking	$44,770
UltraShort Basic Materials	$94,471
UltraShort Nasdaq Biotechnology	$18,531
UltraShort Consumer Goods	$80,894
UltraShort Consumer Services	$80,890
UltraShort Financials	$170,481
UltraShort Health Care	$80,896
UltraShort Industrials	$80,890
UltraShort Oil & Gas	$97,535
UltraShort Real Estate	$143,864
UltraShort Semiconductors	$80,900
UltraShort Technology	$80,901
UltraShort Telecommunications	$80,897
UltraShort Utilities	$80,895
Short MSCI EAFE	$99,508
Short MSCI Emerging Markets	$129,423
Short FTSE China 25	$25,306
UltraShort MSCI EAFE	$80,911
UltraShort MSCI Emerging Markets	$106,585
UltraShort Europe	$82,613
UltraShort MSCI Pacific ex-Japan	$77,876
UltraShort MSCI Brazil Capped	$81,022
UltraShort FTSE China 25	$129,620
UltraShort MSCI Japan	$80,902
UltraShort MSCI Mexico Capped IMI	$77,972
Short 7-10 Year Treasury	$1,428
Short 20+ Year Treasury	$203,136
Short High Yield	$1,788
Short Investment Grade Corporate	$1,113
UltraShort 3-7 Year Treasury	$985
UltraShort 7-10 Year Treasury	$166,484
UltraShort 20+ Year Treasury	$341,730
UltraShort TIPS	$1,805
Ultra Russell3000	$105,210
Ultra S&P500®	$287,477
Ultra QQQ®	$253,291
Ultra Dow30SM	$184,701
Ultra MidCap400	$134,368
Ultra Russell2000	$175,170
Ultra SmallCap600	$103,147
UltraPro S&P500®	$164,947
UltraPro QQQ®	$126,822
UltraPro Dow30SM	$53,858
UltraPro MidCap400	$68,482
UltraPro Russell2000	$89,561

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2011
Ultra Russell1000 Value	$103,421
Ultra Russell1000 Growth	$103,216
Ultra Russell MidCap Value	$102,938
Ultra Russell MidCap Growth	$102,731
Ultra Russell2000 Value	$105,869
Ultra Russell2000 Growth	$105,720
Ultra Basic Materials	$187,550
Ultra Nasdaq Biotechnology	$24,812
Ultra Consumer Goods	$101,344
Ultra Consumer Services	$101,623
Ultra Financials	$279,237
Ultra Health Care	$101,388
Ultra Industrials	$101,807
Ultra Oil & Gas	$198,960
Ultra Real Estate	$222,643
Ultra KBW Regional Banking	$23,727
Ultra Semiconductors	$111,613
Ultra Technology	$137,196
Ultra Telecommunications	$101,013
Ultra Utilities	$101,181
Ultra MSCI EAFE	$100,626
Ultra MSCI Emerging Markets	$101,102
Ultra Europe	$15,509
Ultra MSCI Pacific ex-Japan	$15,109
Ultra MSCI Brazil Capped	$27,589
Ultra FTSE China 25	$101,131
Ultra MSCI Japan	$100,719
Ultra MSCI Mexico Capped IMI	$13,287
Ultra 7-10 Year Treasury	$55,343
Ultra 20+ Year Treasury	$57,556
Ultra High Yield	$1,074
Ultra Investment Grade Corporate	$1,100

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2010
Large Cap Core Plus	$53,012
Short S&P500®	$249,812
Short QQQ®	$117,741
Short Dow30SM	$135,702
Short MidCap400	$80,775
Short Russell2000	$113,106
Short SmallCap600	$80,776
UltraShort Russell3000	$5,208
UltraShort S&P500®	$300,331
UltraShort QQQ®	$225,291
UltraShort Dow30SM	$192,536
UltraShort MidCap400	$80,777
UltraShort Russell2000	$177,115
UltraShort SmallCap600	$80,746
UltraPro Short S&P500®	$99,494
UltraPro Short QQQ®	$6,970

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2010
UltraPro Short Dow30SM	$4,841
UltraPro Short MidCap400	$3,247
UltraPro Short Russell2000	$4,850
UltraShort Russell1000 Value	$80,717
UltraShort Russell1000 Growth	$80,719
UltraShort Russell MidCap Value	$80,713
UltraShort Russell MidCap Growth	$80,717
UltraShort Russell2000Value	$80,726
UltraShort Russell2000 Growth	$80,724
Short Basic Materials	$1,889
Short Financials	$100,077
Short Oil & Gas	$79,231
Short Real Estate	$1,806
Short KBW Regional Banking	$1,877
UltraShort Basic Materials	$102,218
UltraShort Nasdaq Biotechnology	$1,761
UltraShort Consumer Goods	$80,732
UltraShort Consumer Services	$80,763
UltraShort Financials	$215,047
UltraShort Health Care	$80,718
UltraShort Industrials	$80,732
UltraShort Oil & Gas	$135,577
UltraShort Real Estate	$213,396
UltraShort Semiconductors	$80,758
UltraShort Technology	$80,733
UltraShort Telecommunications	$81,209
UltraShort Utilities	$80,720
Short MSCI EAFE	$82,361
Short MSCI Emerging Markets	$124,594
Short FTSE China 25	$2,019
UltraShort MSCI EAFE	$80,736
UltraShort MSCI Emerging Markets	$122,834
UltraShort Europe	$29,181
UltraShort MSCI Pacific ex-Japan	$5,080
UltraShort MSCI Brazil Capped	$22,882
UltraShort FTSE China 25	$151,479
UltraShort MSCI Japan	$80,729
UltraShort MSCI Mexico Capped IMI	$10,982
Short 20+ Year Treasury	$97,527
UltraShort 7-10 Year Treasury	$159,680
UltraShort 20+ Year Treasury	$327,877
Ultra Russell3000	$22,968
Ultra S&P500®	$295,386
Ultra QQQ®	$263,207
Ultra Dow30SM	$208,871
Ultra MidCap400	$138,560
Ultra Russell2000	$174,738
Ultra SmallCap600	$107,412
UltraPro S&P500®	$104,946
UltraPro QQQ®	$19,412
UltraPro Dow30SM	$8,857

Fund	Fees Paid to the Administrator during the Fiscal Year Ended May 31, 2010
UltraPro MidCap400	$13,551
UltraPro Russell2000	$10,941
Ultra Russell1000 Value	$104,194
Ultra Russell1000 Growth	$104,046
Ultra Russell MidCap Value	$103,569
Ultra Russell MidCap Growth	$103,327
Ultra Russell2000 Value	$107,778
Ultra Russell2000 Growth	$107,202
Ultra Basic Materials	$205,107
Ultra Nasdaq Biotechnology	$1,802
Ultra Consumer Goods	$101,428
Ultra Consumer Services	$101,768
Ultra Financials	$301,254
Ultra Health Care	$101,468
Ultra Industrials	$102,114
Ultra Oil & Gas	$215,774
Ultra Real Estate	$230,484
Ultra KBW Regional Banking	$1,549
Ultra Semiconductors	$121,181
Ultra Technology	$141,354
Ultra Telecommunications	$101,385
Ultra Utilities	$101,135
Ultra MSCI EAFE	$19,692
Ultra MSCI Emerging Markets	$45,904
Ultra Europe	$653
Ultra MSCI Pacific ex-Japan	$622
Ultra MSCI Brazil Capped	$667
Ultra FTSE China 25	$62,292
Ultra MSCI Japan	$18,845
Ultra MSCI Mexico Capped IMI	$659
Ultra 7-10 Year Treasury	$9,543
Ultra 20+ Year Treasury	$10,366

Custodian

JPMorgan Chase Bank, N.A. acts as custodian to the Funds. JPMorgan Chase Bank is located at 4 MetroTech Center, Brooklyn, NY 11245.

The custodian is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities, collecting the Funds’ interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such subcustodian banks and clearing agencies.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as independent registered public accounting firm to the Funds. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Funds.

Principal Financial Officer/Treasurer Services

The Trust has entered into an agreement with Foreside Management Services, LLC (“Foreside”), pursuant to which Foreside provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither Foreside nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays Foreside an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse Foreside for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust. Foreside is located at Three Canal Plaza, Suite 100, Portland, ME 04101. For the fiscal years ended May 31, 2010, May 31, 2011 and May 31, 2012, the Trust paid $378,951, $453,658, and $487,198, respectively, to Foreside for services pursuant to its agreement.

Distributor

SEI Investments Distribution Co. serves as the distributor and principal underwriter in all fifty states and the District of Columbia. Its address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or any of the Funds, or which securities are to be purchased or sold by the Trust or any of the Funds. For the fiscal years ended May 31, 2010, May 31, 2011 and May 31, 2012, ProShare Advisors paid $1,155,591, $1,189,583, and $1,541,365 respectively to the Distributor as compensation for services.

Distribution and Service Plan

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisors (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by ProShare Advisors or the Administrator. Fund expenses include: the investment advisory fee; management services fee; administrative fees, index receipt agent fees, principal financial officer/treasurer services fees; compliance service fees, anti-money laundering administration fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; listing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.

All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Funds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any Funds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares only in aggregations of Creation Units.

For the following Funds, a Creation Unit is comprised of 50,000 Shares:

Global Fixed Income	Short Fixed Income	Ultra Fixed Income
German Sovereign / Sub-Sovereign ETF	Short 20+ Year Treasury	Ultra 7-10 Year Treasury
High Yield-Interest Rate Hedged	Short High Yield	Ultra 20+ Year Treasury
	Short Investment Grade Corporate	Ultra High Yield
Hedge Strategies	UltraShort TIPS	Ultra Investment Grade Corporate
Large Cap Core Plus	UltraPro Short 20+ Year Treasury
Hedge Replication ETF
RAFI® Long/Short
Merger ETF
Global Listed Private Equity ETF	Geared-Ultra	Inflation and Volatility
Inflation
Geared-Short	Ultra Market Cap	30 Year TIPS/TSY Spread
Short MarketCap Funds	Ultra Russell3000	Short 30 Year TIPS/TSY Spread
UltraShort Russell3000	UltraPro S&P500	UltraPro 10 Year TIPS/TSY Spread
UltraPro Short S&P500	UltraPro QQQ	UltraPro Short 10 Year TIPS/TSY Spread
UltraPro Short QQQ	UltraPro Dow30
UltraPro Short Dow30	UltraPro MidCap400
UltraPro Short MidCap400	UltraPro Russell2000
UltraPro Short Russell2000

Short Sector Funds	Ultra Sector
Short Basic Materials	Ultra Nasdaq Biotechnology
Short Real Estate	Ultra KBW Regional Banking
Short KBW Regional Banking	UltraPro Financials
UltraShort Nasdaq Biotechnology
UltraPro Short Financials
Ultra International
Ultra MSCI EAFE
Short International	Ultra MSCI Emerging
Short FTSE China 25	Markets
UltraShort Europe	Ultra Europe
UltraShort MSCI Pacific ex-Japan	Ultra MSCI Pacific ex-Japan
UltraShort MSCI Brazil Capped	Ultra MSCI Brazil Capped
UltraShort MSCI Mexico Capped IMI	Ultra FTSE China 25
Ultra MSCI Japan
Ultra MSCI Mexico I Capped IMI

For the USD Covered Bond, a Creation Unit is comprised of 65,000 shares.

For the Short 7-10 Year Treasury and the UltraShort 3-7 Year Treasury, a Creation Unit is comprised of 25,000 Shares.

For all other Funds, a Creation Unit is comprised of 75,000 Shares.

The value of such Creation Unit for each Fund, other than the Funds specified below, as of each such Fund’s inception was $5,250,000.

The value of such Creation Unit for the USD Covered Bond as of that Fund’s inception was $13,000,000.

The value of such Creation Unit for the UltraPro Short S&P 500, the UltraPro Short QQQ, the UltraPro Short Dow30, the UltraPro Short MidCap400, the UltraPro Short Russell2000, the Short High Yield, the Short Investment Grade Corporate, the UltraShort 3-7 Year Treasury, the UltraPro S&P500, the UltraPro QQQ, the UltraPro Dow30, the UltraPro MidCap400 and the UltraPro Russell2000 as of each such Fund’s inception was $4,000,000.

The value of such Creation Unit for the Ultra 7-10 Year Treasury and the Ultra 20+ Year Treasury as of each such Fund’s inception was $3,500,000.

The value of such Creation Unit for the Short KBW Regional Banking, the UltraShort Nasdaq Biotechnology, the UltraShort MSCI Brazil Capped, the UltraShort MSCI Mexico Capped IMI, the Ultra Nasdaq Biotechnology, the Ultra KBW Regional Banking, the Ultra MSCI EAFE, the Ultra MSCI Emerging Markets, the Ultra FTSE China 25 and the Ultra MSCI Japan as of each such Fund’s inception was $3,000,000.

The value of such Creation Unit for the Short Basic Materials, the Short Real Estate, the Short FTSE China 25 and the Short 20+ Year Treasury as of each such Fund’s inception was $2,500,000.

The value of such Creation Unit for the German Sovereign / Sub-Sovereign ETF, the High Yield-Interest Rate Hedged the Large Cap Core Plus, the Hedge Replication ETF, the Merger ETF, the Global Listed Private Equity ETF, the UltraShort Russell3000, the UltraPro Short Financials, the UltraShort Europe, the UltraShort MSCI Pacific ex-Japan, the UltraShort TIPS, the Ultra Russell3000, the UltraPro Financials, the Ultra High Yield and the Ultra Investment Grade Corporate as of each such Fund’s inception was $2,000,000.

The value of such Creation Unit for the UltraPro Short 20+ Year Treasury as of such Fund’s inception was $1,250,000.

The value of such Creation Unit for the Ultra Europe, the Ultra MSCI Pacific ex-Japan, the Ultra MSCI Brazil Capped and the Ultra MSCI Mexico Capped IMI as of each such Fund’s inception was $1,500,000.

The value of such Creation Unit for the Short 7-10 Year Treasury as of such Fund’s inception was $1,000,000.

The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of Creation Units

The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business.

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount and the Transaction Fee described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

As described below, at the discretion of the Advisor, certain Matching ProShares Funds and Ultra ProShares Funds may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit (Matching ProShares Funds and Certain Ultra ProShares Funds)

The consideration for purchase of a Creation Unit of Shares of a Matching ProShares Fund (other than the Hedge Replication ETF) or an Ultra ProShares Fund (other than the UltraPro Financials, Ultra High Yield and the Ultra Investment Grade Corporate) may, at the discretion of the Advisor, consist of the in-kind deposit of a designated portfolio of securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated.

The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Global Fixed Income, Hedge Strategies, Ultra Geared or Inflation and Volatility ProShares Fund, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee will be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees”. For the High Yield-Interest Rate Hedged, a minimum of 70% of the Deposit Securities must be delivered, unless such purchase is made on a cash-only basis.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.

Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Amount (All Funds)

Creation Units of all Funds may, at the discretion of the Advisor, be sold for cash (the “Cash Purchase Amount”). Creation Units are sold at their NAV plus a Transaction Fee, as described below. The Advisor may also restrict purchases of Creation Units to be on a cash only basis at any time and without prior notice, in all cases at the Advisor’s discretion.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process, though orders for Global Funds (as defined below) may not be placed through the Clearing Process. In either case, a purchase order for the USD Covered Bond or an Ultra or Short Fixed Income ProShares Fund must be received by the Distributor by 2:30 p.m. Eastern Time (or by 3:00 p.m. Eastern Time, if transmitted by mail) or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share. A purchase order for the High Yield-Interest Rate Hedged must be received by the Distributor by 3:00 p.m. Eastern Time or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share. A purchase order for the Merger ETF or the Global Listed Private Equity ETF must be received by the Distributor between 4:01 p.m. and 5:00 p.m., Eastern Time on any Business Day in order to receive the next Business Day’s NAV. For all other Funds (except the German Sovereign / Sub-Sovereign ETF), a purchase order must be received by the Distributor by 3:30 p.m. Eastern Time (or by 4:00 p.m. Eastern Time, if transmitted by mail) or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share. For the German Sovereign / Sub-Sovereign ETF, a purchase order must be received by the Distributor prior to 9:30 a.m. Eastern Time (or by 11:15 a.m. Eastern Time, if transmitted by mail) (these times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cut-off time is 2:30 p.m. London Time or 4:15 p.m. London Time, if transmitted by mail) or earlier in the event the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share.

To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Funds’ transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units of the Matching and Ultra ProShares Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount (for the Matching and Ultra ProShares Funds), each as applicable and at the discretion of the Advisor, or of the Cash Purchase Amount together with the applicable Transaction Fee.

For Funds holding Non-U.S. Investments (“Global Funds”), when a purchase order is placed, the Distributor will inform the Advisor and the custodian. The custodian shall cause local sub-custodians of the applicable Global Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities “free of payment,” with any appropriate adjustments as advised by the Trust, in accordance with the terms and conditions applicable to such account in such jurisdiction. If applicable, the sub-custodian(s) will confirm to the custodian that the required Deposit Securities have been delivered and the custodian will notify the Advisor and Distributor. The Authorized Participant must also make available to the custodian no later than 12:00 noon Eastern Time or earlier in the event that the NYSE or the relevant bond markets close early, by the third Business Day after the order is deemed received, through the Federal Reserve Bank wire transfer system, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Balancing Amount next determined after acceptance of the purchase order, together with any applicable Transaction Fees. For Global Funds, the Index Receipt Agent will not make available through the NSCC on each Business Day, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit.

Rejection of Purchase Orders

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (b) the Deposit Securities delivered are not as specified by ProShare Advisors and ProShare Advisors has not consented to acceptance of an in-kind deposit that varies from the designated Deposit Securities; (c) acceptance of the purchase transaction order would have certain adverse tax consequences to the Fund; (d) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (e) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or ProShare Advisors, have an adverse effect on the Trust or the rights of beneficial owners; (f) the value of a Cash Purchase Amount, or the value of the Balancing Amount to accompany an in-kind deposit, exceeds a purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant cut-off time for the Fund on the transmittal date; or (g) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

As described below, at the discretion of the Advisor, certain Matching ProShares Funds and UltraProShares Funds may, at times, only accept in kind redemption orders from Authorized Participants.

Redemption in Fund Securities (Certain Matching and Ultra ProShares Funds)

With respect to the Matching and Ultra ProShares Funds (other than the Hedge Replication ETF, the UltraPro Financials, the Ultra High Yield and the Ultra Investment Grade Corporate), the Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.

Redemption in Cash (All ProShares Funds)

For the Matching and Ultra ProShares Funds (other than the Hedge Replication ETF, the UltraPro Financials, the Ultra High Yield and the Ultra Investment Grade Corporate), a Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the relevant Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

For Short ProShares Funds, the Hedge Replication ETF, the UltraPro Financials, the Ultra High Yield and/or the Ultra Investment Grade, the redemption proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; (4) in such other circumstance as is permitted by the SEC; or (5) for up to 14 calendar days for any of the Ultra International and Short International ProShares Funds during a period of an international local holiday, as described below in “Other Information”.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order on the USD Covered Bond or an Ultra or Short Fixed Income ProShares Fund, must be received by the Distributor by 2:30 p.m. Eastern Time (or by 3:00 p.m. Eastern Time, if transmitted by mail) or earlier in the event that the NYSE or the bond markets close early in order to receive that day’s closing NAV per Share. A redemption order for the High Yield-Interest Rate Hedged must be received by the Distributor by 3:00 p.m. Eastern Time or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share. For all other Funds, except for the Global Funds, a redemption order must be received by the Distributor by 3:30 p.m. Eastern Time (or by 4:00 p.m. Eastern Time, if transmitted by mail) or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order to receive the NAV determined on that day. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of the Advisor, will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received. Global Fund orders may not be placed through the Clearing Process.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. A redemption order for the USD Covered Bond or the Ultra or Short Fixed Income ProShares, must be received by the Distributor by 2:30 p.m. Eastern Time (or by 3:00 p.m. Eastern Time, if transmitted by mail), or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share. A redemption order for the High Yield-Interest Rate Hedged must be received by the Distributor by 3:00 p.m. Eastern Time or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per Share. A redemption order for the Merger ETF or the Global Listed Private Equity ETF must be received by the Distributor between 4:01 p.m. and 5:00 p.m., Eastern Time on any Business Day in order to receive the next Business Day’s NAV. For all other Funds, except for the German Sovereign / Sub-Sovereign ETF, a redemption order must be received by the Distributor by 3:30 p.m. Eastern Time (or by 4:00 p.m. Eastern Time, if transmitted by mail) or earlier in the event that the NYSE closes early in order to receive that day’s closing NAV per Share. For the German Sovereign / Sub-Sovereign ETF, a redemption request must be received by the Distributor prior to 9:30 a.m. Eastern Time (or by 11:15 a.m. Eastern Time, if transmitted by mail) (these times may vary due to differences in when daylight savings time is effective between London and New York time. The actual cut-off time is 2:30 p.m. London Time or 4:15 p.m. London Time, if transmitted by mail) or earlier in the event that the NYSE or the relevant bond markets close early in order to receive that day’s closing NAV per share. All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the custodian by the third Business Day (T+3) following such transmittal date (“DTC Cut-Off Time”). All other procedures set forth in the Authorized Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within three Business Days and the Cash Redemption Amount (by the third Business Day (T+3) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

For Global Funds, the Authorized Participant shall deliver Fund Shares of Global Funds to the custodian through DTC “free of payment.” The transfer of Fund Shares must be ordered by the DTC Participant on the transmittal date in a timely fashion so as to ensure the delivery of the requisite number of Fund Shares through DTC to the custodian by no later than 10:00 a.m. Eastern Time of the second Business Day (T+2) immediately following the transmittal date. Authorized Participants should be aware that the deadline for such transfers of Fund Shares through the DTC system may be significantly earlier than the close of business on the primary listing exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Fund Shares through the DTC system by contacting the operations department of the broker or depositary institution affecting the transfer of Fund Shares. The Balancing Amount, if any, must be transferred in U.S. dollars directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than 2:00 p.m. Eastern Time on the second Business Day (T+2) immediately following the transmittal date.

If the custodian does not receive both the required Fund Shares and the Balancing Amount, if any, by 10:00 a.m. and 2:00 p.m., respectively, on the second Business Day (T+2) immediately following the transmittal date, such order will be deemed not in proper form and cancelled.

In the event an order is cancelled, the Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP’s control or the AP was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

Transaction Fees

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units of the Matching and Ultra ProShares Funds for cash may also be required to pay an additional charge to compensate the relevant Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. For the High Yield-Interest Rate Hedged, a Transaction Fee, typically in the amount of 0.60% but up to 3.00%, will be charged on the cash used in lieu of depositing a portion of the Deposit Securities.

Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

These fees may, in certain circumstances, be paid by the Advisor or otherwise waived.

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund, except the USD Covered Bond, the German Sovereign / Sub-Sovereign, the High Yield-Interest Rate Hedged, the Short and Ultra Fixed Income ProShares Funds (other than Short High Yield and Short Investment Grade Corporate) and the Inflation and Volatility ProShares Funds, is generally determined as of the close of the regular trading session of the Exchange (ordinarily 4:00 p.m. Eastern Time) on each day that the Exchange is open. The NAV of each of the USD Covered Bond, the High Yield-Interest Rate Hedged, the Short and Ultra Fixed Income ProShares Funds (other than Short High Yield and Short Investment Grade Corporate) and the Inflation and Volatility ProShares Funds is determined at 3:00 p.m. (Eastern Time) each Business Day when the bond markets are open for trading. The NAV of the German Sovereign / Sub-Sovereign ETF is typically determined at 11:15 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:15 p.m. London Time) on days where both the NYSE and the relevant bond markets are open for trading. The German Sovereign / Sub-Sovereign ETF, Merger ETF and Global Listed Private Equity ETF contain portfolio investments that are primarily listed on foreign markets. In regard to the German Sovereign / Sub-Sovereign ETF, on days when the German markets on which securities contained in the Fund’s index trade are closed or close early and the underlying index provider does not determine an index closing level, the Fund will not be open for business and will not determine NAV, including on: New Year’s Day (January 1); Good Friday (March 29); Easter Monday (April 1); May Day (May 1); Christmas Eve (December 24); Christmas Day (December 25); and Second Day of Christmas (December 26). For an up-to-date list of such days, please see www.ProShares.com. In regard to the Merger ETF and Global Listed Private Equity ETF, on days when one or more foreign markets on which securities contained in those Funds’ indexes trade are closed, such Funds will only accept in-kind creation or redemption orders from Authorized Participants. On days when a significant number of foreign markets on which securities contained in the Merger ETF’s index trade are closed, however, the Fund will not be open for business and will not determine NAV, including on: Christmas Eve (December 24); Boxing Day (December 26); New Year’s Eve (December 31); Easter Monday (April 1); and May Day (May 1). For an up-to-date list of the days on which the Merger ETF will only accept in-kind creations and redemption orders or are open, please see www.ProShares.com.

To the extent a Fund’s portfolio investments trade in foreign markets on days when a Fund is not open for business or when the primary exchange for the Shares is not open, the value of the Fund’s assets may vary and shareholders may not be able to purchase or sell Fund Shares and Authorized Participants may not be able to create or redeem Creation Units. Also, certain portfolio investments may not be traded on days a Fund is open for business.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Futures contracts and options on bonds, bond indexes and bond futures contracts, however, are generally valued at the official futures settlement price. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the Fund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a Fund will be valued at the last bid quote (if purchased by a Fund) or the last asked quote (if sold by a Fund) prior to the time at which a Fund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

TAXATION

Overview

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

Each Fund has elected (or, in the case of a new Fund, intends to elect) and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment, which could affect the Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.

For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. In such a scenario, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

Each of the Funds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of Shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the excise tax, although the Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Funds retain or distribute such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

The following Funds had tax basis net capital loss carryforwards as of May 31, 2012. Because the New Funds were not operational at the end of the Trust’s last fiscal year, no information regarding the New Funds’ tax basis net capital loss carryforwards is included in this SAI.

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total
Large Cap Core Plus	$0.00	$0.00	$488,065	$194,505	$682,570
RAFI® Long/Short	$0.00	$0.00	$0.00	$1,128,449	$1,128,449
Short S&P500®	$0.00	$275,479,255	$396,002,468	$299,866,646	$971,348,369
Short QQQ®	$0.00	$46,413,351	$59,184,627	$61,405,117	$167,003,095
Short Dow30SM	$0.00	$27,666,267	$74,285,143	$36,036,617	$137,988,027
Short MidCap400	$0.00	$14,091,075	$16,663,813	$4,855,600	$35,610,488
Short Russell2000	$0.00	$30,602,995	$85,827,210	$47,621,957	$164,052,162
Short SmallCap600	$0.00	$10,910,309	$9,744,816	$2,717,874	$23,372,999
UltraShort Russell3000	$0.00	$578,178	$1,775,441	$668,346	$3,021,965
UltraShort S&P500®	$0.00	$954,224,900	$1,614,347,476	$880,883,563	$3,449,455,939
UltraShort QQQ®	$0.00	$344,027,075	$546,154,861	$344,692,522	$1,234,874,458
UltraShort Dow30SM	$0.00	$211,568,661	$278,053,840	$125,976,993	$615,599,494
UltraShort MidCap400	$0.00	$62,058,079	$19,240,979	$11,668,164	$92,967,222
UltraShort Russell2000	$0.00	$197,617,837	$371,431,305	$109,741,367	$678,790,509
UltraShort SmallCap600	$0.00	$10,418,599	$18,395,839	$6,372,373	$35,186,811
UltraPro Short S&P500®	$0.00	$21,450,893	$80,591,829	$146,815,109	$248,857,831
UltraPro Short QQQ®	$0.00	$0.00	$13,723,268	$33,201,124	$46,924,392
UltraPro Short Dow30SM	$0.00	$0.00	$9,009,922	$4,829,732	$13,839,654
UltraPro Short MidCap400	$0.00	$0.00	$2,821,723	$1,324,062	$4,145,785
UltraPro Short Russell2000	$0.00	$0.00	$13,054,940	$5,215,974	$18,270,914
UltraShort Russell1000 Value	$0.00	$15,201,628	$5,004,860	$566,134	$20,772,622
UltraShort Russell1000 Growth.	$0.00	$18,361,737	$5,849,933	$1,905,520	$26,117,190
UltraShort Russell MidCap Value	$0.00	$4,103,949	$5,044,261	$472,187	$9,620,397
UltraShort Russell MidCap Growth	$0.00	$11,156,011	$4,305,977	$1,659,482	$17,121,470
UltraShort Russell2000 Value	$0.00	$14,216,121	$9,703,125	$2,921,334	$26,840,580
UltraShort Russell2000 Growth	$0.00	$13,016,043	$10,045,451	$4,606,821	$27,668,315
Short Basic Materials	$0.00	$0.00	$429,630	$0.00	$429,630
Short Financials	$0.00	$46,207,656	$34,680,899	$0.00	$80,888,555
Short Oil & Gas.	$0.00	$1,584,332	$2,720,603	$2,060,582	$6,365,517
Short Real Estate	$0.00	$0.00	$3,968,005	$433,111	$4,401,116
Short KBW Regional Banking	$0.00	$0.00	$475,909	$8,353,085	$8,828,994
UltraShort Basic Materials	$0.00	$99,100,007	$110,459,179	$3,390,037	$212,949,223
UltraShort Nasdaq Biotechnology	$0.00	$0.00	$416,580	$0.00	$416, 580
UltraShort Consumer Goods	$0.00	$680,668	$14,284,380	$2,851,138	$17,816,186
UltraShort Consumer Services.	$0.00	$37,806,587	$34,794,753	$9,718,804	$82,320,144
UltraShort Financials	$0.00	$884,851,934	$249,724,456	$0.00	$1,134,576,390

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total
UltraShort Health Care	$0.00	$10,002,522	$2,787,142	$767,590	$13,557,254
UltraShort Industrials	$0.00	$17,061,076	$21,300,428	$0.00	$38,361,504
UltraShort Oil & Gas	$0.00	$72,588,775	$103,023,193	$31,249,573	$206,861,541
UltraShort Real Estate	$0.00	$2,597,807,224	$530,523,856	$76,086,424	$3,204,417,504
UltraShort Semiconductors	$0.00	$28,767,489	$21,740,228	$7,733,357	$58,241,074
UltraShort Technology	$0.00	$38,866,512	$17,058,910	$4,601,521	$60,526,943
UltraShort Telecommunications	$0.00	$5,230,287	$682,434	$0.00	$5,912,721
UltraShort Utilities	$0.00	$7,484,152	$3,786,581	$1,225,902	$12,496,635
Short MSCI EAFE	$0.00	$32,745,434	$18,597,569	$312,450	$51,655,453
Short MSCI Emerging Markets	$0.00	$40,438,104	$71,205,636	$17,217,308	$128,861,048
Short FTSE China 25	$0.00	$0.00	$1,040,187	$0.00	$1,040,187
UltraShort MSCI EAFE	$0.00	$67,426,453	$7,928,513	$3,521,302	$78,876,268
UltraShort MSCI Emerging Markets	$0.00	$520,833,289	$59,526,996	$9,114,905	$589,475,190
UltraShort Europe	$0.00	$3,795,429	$34,453,744	$9,069,132	$47,318,305
UltraShort MSCI Pacific ex-Japan	$0.00	$880,198	$3,676,210	$0.00	$4,556,408
UltraShort MSCI Brazil Capped	$0.00	$0.00	$15,737,286	$0.00	$15,737,286
UltraShort FTSE China 25	$0.00	$431,145,308	$131,146,062	$0.00	$562,291,370
UltraShort MSCI Japan	$0.00	$3,844,289	$6,349,708	$5,554,931	$15,748,928
UltraShort MSCI Mexico Capped IMI	$0.00	$6,041,732	$5,186,144	$166,558	$11,394,434
Short 20+ Year Treasury	$0.00	$228,972	$56,583,949	$84,404,610	$141,217,531
UltraShort 7-10 Year Treasury	$5,030,158	$249,611	$28,917,167	$143,647,522	$177,844,458
UltraShort 20+ Year Treasury	$0.00	$0.00	$664,186,865	$665,676,662	$1,329,863,527
Ultra Russell3000	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra S&P500®	$0.00	$932,535,389	$0.00	$0.00	$932,535,389
Ultra QQQ®	$61,140,300	$554,796,536	$0.00	$0.00	$615,936,836
Ultra Dow30SM	$0.00	$297,691,745	$0.00	$0.00	$297,691,745
Ultra MidCap400	$0.00	$33,071,494	$0.00	$0.00	$33,071,494
Ultra Russell2000	$36,802	$160,208,478	$0.00	$0.00	$160,245,280
Ultra SmallCap600	$0.00	$10,883,836	$0.00	$0.00	$10,883,836
UltraPro S&P500®	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro QQQ®	$0.00	$0.00	$0.00	$0.00	$0.00
UltraPro Dow30SM	$0.00	$0.00	$126,763	$3,921,337	$4,048,100
UltraPro MidCap400	$0.00	$0.00	$204,680	$938,295	$1,142,975
UltraPro Russell2000	$0.00	$0.00	$710,048	$238,431	$948,479
Ultra Russell1000 Value	$1,647,546	$7,339,236	$0.00	$36,045	$9,022,827
Ultra Russell1000 Growth	$600,384	$11,085,417	$0.00	$0.00	$11,685,801
Ultra Russell MidCap Value	$199,193	$491,332	$0.00	$0.00	$690,525
Ultra Russell MidCap Growth	$6,014,949	$2,712,148	$0.00	$383,833	$9,110,930
Ultra Russell2000 Value	$4,388,390	$3,662,193	$0.00	$0.00	$8,050,583
Ultra Russell2000 Growth	$0.00	$4,727,760	$0.00	$0.00	$4,727,760
Ultra Basic Materials	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Nasdaq Biotechnology	$0.00	$0.00	$565,831	$4,483,815	$5,049,646

FUND	Capital Loss Carryforwards Expiring October 31, 2016	Capital Loss Carryforwards Expiring October 31, 2017	Capital Loss Carryforwards Expiring October 31, 2018	Capital Loss Carryforwards Expiring October 31, 2019	Total
Ultra Consumer Goods	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Consumer Services	$0.00	$203,843	$0.00	$318,192	$522,035
Ultra Financials	$976,913,137	$1,407,263,015	$0.00	$48,453,600	$2,432,629,752
Ultra Health Care	$0.00	$13,552,334	$0.00	$1,513,255	$15,065,589
Ultra Industrials	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Oil & Gas	$0.00	$7,270,566	$0.00	$0.00	$7,270,566
Ultra Real Estate	$0.00	$0.00	0.00	$0.00	$0.00
Ultra KBW Regional Banking	$0.00	$0.00	$1,965,194	$876,570	$2,841,764
Ultra Semiconductors	$2,329,613	$23,313,126	$0.00	$0.00	$25,642,739
Ultra Technology	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Telecommunications.	$0.00	$15,415	$0.00	$0.00	$15,415
Ultra Utilities	$0.00	$9,986,847	$0.00	$0.00	$9,986,847
Ultra MSCI EAFE	$0.00	$0.00	$0.00	$1,229,791	$1,229,791
Ultra MSCI Emerging Markets	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra Europe	$0.00	$0.00	$289,198	$151,172	$440,370
Ultra MSCI Pacific ex-Japan	$0.00	$0.00	$385,999	$244	$386,243
Ultra MSCI Brazil Capped	$0.00	$0.00	$542,934	$628,038	$1,170,972
Ultra FTSE China 25	$0.00	$0.00	$173,812	$0.00	$173,812
Ultra MSCI Japan	$0.00	$9,848	$287,685	$2,064,108	$2,361,641
Ultra MSCI MexicoCapped IMI	$0.00	$0.00	$87,729	$315,788	$403,517
Ultra 7-10 Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00
Ultra 20+ Year Treasury	$0.00	$0.00	$0.00	$0.00	$0.00

Taxation of Fund Distributions

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain – the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Long-term capital gain rates applicable to non-corporate shareholders have been temporarily reduced, in general, to 15% (with a 0% rate applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

DIVIDENDS-RECEIVED DEDUCTION

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

REPURCHASE AGREEMENTS

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

DISPOSITION OF SHARES

Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

MARKET DISCOUNT

If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Options, Futures, Forward Contracts and Swaps

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts and swaps undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Passive Foreign Investment Companies

The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Mortgage Pooling Vehicles

The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, Funds investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.

Unrelated Business Taxable Income

Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rate is 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Foreign Shareholders

Distributions that are properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. For distributions with respect to taxable years of the Funds beginning before January 1, 2012, however, this tax did not apply and a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that did not provide a satisfactory statement that the beneficial owner was not a United States person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund in a written notice to the shareholders (“short-term capital gain dividends”). A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of Shares held through an intermediary, the intermediary may have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend. In order to qualify for this exemption from withholding, a foreign shareholder was required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial owner of Fund Shares who or which is a foreign shareholder has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will in general be subject to U.S. federal income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.

In general, a beneficial holder of Shares that is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund or on Capital Gain Dividends unless (i) such Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the Fund Shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules may apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules may apply to the sale of Shares in any Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds (“USRPIs”)—which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market value of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not greater-than-5% interests in publicly traded classes of stock in REITs or RICs.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, under a special “look-through” rule, any distributions from the Fund (including, in certain cases, distributions made by the Fund in redemption of its Shares) that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If a foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the Fund did not exceed 5% at any time during the prior year), the USRPI distributions generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a Capital Gain Dividend or a short-term capital gain dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder.

Prior to January 1, 2012, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders of such Funds also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2012, such withholding generally was not required with respect to amounts paid in redemption of Shares of a Fund if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. The exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by a Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or foreign individual will be able to avoid being withheld upon by timely providing a Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution”

(as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

A Fund may disclose the information that it receives from its shareholders to the IRS or other parties as necessary to comply with FATCA. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

EQUALIZATION ACCOUNTING

Each Fund intends to distribute its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund may on its tax return treat as a distribution of investment company taxable income or net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income or net capital gain. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax. The amount of any undistributed income or gains will be reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Other Taxation

The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION

Regular International Holidays

For each intervening holiday in the applicable foreign market that is not a holiday observed by the U.S. equity markets, the redemption settlement cycle will be extended by the number of days of such intervening holiday. In addition to holidays, other unforeseeable closings in a foreign market, including due to regulatory action, may also prevent a Fund from delivering securities within the normal settlement period.

In certain circumstances, the securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days. The holidays applicable to various countries during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practice, could affect the information set forth herein.

The dates for the period October 1, 2012 through September 30, 2013 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

October 1, 2012 – September 30, 2013

Australia	Austria	Belgium	Brazil	Chile	China	Colombia
October 1	October 26	November 1	October 12	October 15	October 1	October 8
November 6	November 1	December 24	November 2	November 1	October 2	October 15
December 24	December 24	December 25	November 15	November 2	October 3	November 5
December 25	December 25	December 26	November 20	December 25	October 4	November 12
December 26	December 26	December 31	December 24	January 1	October 5	November 22
December 31	January 1	January 1	December 25	March 28	October 6	December 2
January 1	March 29	March 29	December 31	March 29	October 7	January 1
January 28	April 1	April 1	January 1	May 1	October 13	January 7
March 4	May 1	April 11	January 25	May 21	October 14	January 21
March 8	May 9	April 12	February 12	July 16	January 1	February 18
March 11	May 20	May 1	February 13	August 15	February 1	March 25
March 29	May 30	May 9	March 29	September 17	February 12	March 28
April 1	August 15	May 20	May 1	September 18	February 13	March 29
April 9		May 31	May 30	September 19	February 14	May 1
April 12		August 15	July 9	September 20	February 15	May 13
April 25					April 4	May 27
May 6					June 12	July 1
June 3					September 19	July 4
June 10						August 7
June 14						August 19
August 5						September 2
August 14
September 30

Czech Republic	Denmark	Egypt	Finland	France	Germany	Greece
December 24	December 24	October 25	December 6	November 1	October 3	December 24
December 25	December 25	November 14	December 24	December 24	November 1	December 25
December 26	December 26	November 15	December 25	December 25	December 24	December 26
December 31	December 31	January 7	December 26	December 26	December 25	December 31
January 1	January 1	January 24	December 31	December 31	December 26	January 1
April 1	March 28	April 25	January 1	January 1	December 28	February 11
May 1	March 29	May 1	March 29	March 28	December 31	March 18
May 8	April 1	May 5	April 1	April 1	January 1	March 25
July 5	April 26	May 6	May 1	April 8	March 29	March 29
	May 9	July 1	May 9	May 1	April 1	April 1
	May 10	July 23	June 21	May 8	May 1	May 1
	May 20	August 22		May 20	May 9	May 3
	June 5			May 31	May 20	May 6
				August 15	May 30	May 20
				May 31		June 24
August 15

Hong Kong	Hungary	India	Indonesia	Ireland	Israel	Italy	Japan
October 1	October 22	October 2	October 26	October 29	October 1	November 1	October 8
October 2	October 23	October 24	November 15	December 24	October 2	December 24	November 23
October 23	November 1	October 26	November 16	December 25	October 4	December 25	December 24
December 24	November 2	November 13	December 24	December 26	October 5	December 26	December 31
December 25	December 24	November 14	December 25	December 27	October 7	December 31	January 1
December 26	December 25	November 28	December 31	December 31	October 8	January 1	January 2
December 31	December 26	December 25	January 1	January 1	October 9	March 29	January 3
January 1	December 31	January 1	January 24	March 18	October 12	April 1	January 14
February 11	January 1	January 24	March 12	March 29	October 19	April 25	March 20
February 12	March 14	January 26	March 29	April 1	October 26	May 1	April 29
February 13	March 15	March 27	May 9	May 1	November 2	May 1	May 3
March 29	March 28	March 29	June 6	May 6	November 9	August 13	May 4
April 1	March 29	April 1	August 8	June 3	November 16		May 6
April 4	April 1	April 11	August 9	August 5	November 23		July 15
April 5	May 1	April 23			November 30		September 16
May 1	May 16	May 1			December 7		September 23
May 17	May 20	May 25			December 9
June 12	August 19	July 1			December 14
July 1	August 20	August 9			December 16
		August 15			December 28
		August 9			February 24
		September 9			March 25
		September 30			March 26
March 27
March 28
March 31
April 15
April 16
May 15
July 16
September 4
September 5
September 6
September 13
September 18
September 19
September 22
September 23
September 24
September 25
September 26

Korea	Malaysia	Mexico	Morocco	The Netherlands	New Zealand	Korea	Norway
October 1	October 26	November 2	October 26	December 24	October 22	October 1	December 24
October 3	November 13	December 12	November 6	December 25	December 24	October 3	December 25
December 19	November 15	December 25	November 15	December 26	December 25	December 19	December 26
December 25	December 25	January 1	January 1	December 31	December 26	December 25	December 31
December 31	January 1	February 4	January 14	January 1	December 31	December 31	January 1
January 1	January 24	March 18	January 24	March 29	January 1	January 1	March 27
January 2	January 28	March 28	January 25	April 1	January 2	January 2	March 28
February 11	February 1	March 29	May 1	April 30	January 21	February 11	March 29
May 1	May 1	September 16	July 30	May 9	February 26	May 1	April 1
May 17	May 24				March 28	May 17	May 1
June 6	May 30				March 29	June 6	May 9
August 15	May 31				April 1	August 15	May 17
September 18	August 8				April 25	September 18	May 20
September 19	August 9				June 3	September 19
September 20	September 9					September 20

Peru	The Philippines	Poland	Portugal	Russia	Singapore	South Africa	Spain
October 8	November 1	November 1	October 5	November 5	October 26	December 17	October 12
November 1	November 2	December 24	November 11	December 24	November 13	December 25	November 1
December 25	November 30	December 25	December 24	December 25	December 25	December 25	November 9
January 1	December 24	December 31	December 25	December 31	January 1	January 1	November 26
March 28	December 25	January 1	December 26	January 1	February 11	March 21	December 6
March 29	December 31	March 29	December 31	January 2	February 12	March 29	December 24
May 1	January 1	April 1	January 1	January 3	March 29	April 1	December 25
July 29	February 11	May 1	February 12	January 4	May 1	May 1	December 26
August 30	March 28	May 3	March 29	January 7	May 24	June 17	December 31
	March 29	May 30	April 1	January 8	August 8	August 9	January 1
	April 9	August 15	April 26	February 25	August 9	September 24	March 19
	May 1		May 1	March 8			March 29
	June 12		May 30	May 1			April 1
	August 9		June 10	May 9			April 8
	August 26		August 15	June 12			April 9
April 12
May 1
August 16

Sweden	Switzerland	Taiwan	Thailand	Turkey	United Kingdom
November 2	December 24	October 6	October 23	October 24	November 14
December 6	December 25	October 10	December 5	October 25	November 22
December 24	December 26	October 13	December 10	October 26	November 23
December 25	December 31	October 20	December 31	October 29	November 30
December 26	January 1	October 27	January 1	January 1	December 11
December 31	January 2	November 3	February 25	April 23	December 13
January 1	March 29	November 10	April 8	May 1	December 24
March 28	April 1	November 17	April 15	August 7	December 25
March 29	May 1	November 24	April 16	August 8	December 26
April 1	May 9	December 1	May 1	August 9	December 27
April 30	May 20	December 8	May 6	August 30	December 28
May 1	August 1	December 15	May 24		December 31
May 8		December 24	July 1		January 1
May 9		December 31	July 22		January 2
June 6		January 1	August 12		January 15
June 21		February 9			January 28
		February 11			February 12
		February 12			February 13
		February 28			March 11
		April 4			March 13
		April 5			March 29
		May 1			April 1
		June 12			April 12
		September 19			May 6
May 9
May 20
May 27
June 11
June 12
June 17
July 1
July 15
August 14
August 26
September 11
September 12

Redemptions

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Funds. Under certain conditions, a Fund may pay redemption proceeds more than seven days after the tender of a Creation Unit for redemption, but in no event will a Fund take more than fourteen calendar days from the date of the tender to pay redemption proceeds.

Index Provider Disclaimers Barclays Capital

BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN AND BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS CAPITAL INDEXES OR ANY DATA INCLUDED THEREIN WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BNP Paribas

THE FUND SHARES ARE NOT SPONSORED, ENDORSED, ADVISED, DISTRIBUTED, OR PROMOTED BY BNPP, ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS, OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING THE BNP INDEX (COLLECTIVELY, THE “BNPP PARTIES”). THE BNP INDEX IS THE EXCLUSIVE PROPERTY OF BNPP. THE “BNP PARIBAS DIVERSIFIED USD COVERED BOND INDEXTM” IS A TRADEMARK OF BNPP AND HAS BEEN LICENSED FOR USE FOR CERTAIN PURPOSES. THE FUND SHARES HAVE NOT BEEN PASSED ON BY ANY OF THE BNPP PARTIES AS TO THEIR LEGALITY OR SUITABILITY WITH RESPECT TO ANY PERSON OR ENTITY AND NONE OF THE BNPP PARTIES MAKES ANY WARRANTIES OR BEARS ANY LIABILITY WITH RESPECT TO THE FUND SHARES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NONE OF THE BNPP PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES (BENEFICIAL OR OTHERWISE) OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FINANCIAL PRODUCTS GENERALLY OR IN THE FUND SHARES PARTICULARLY, OR THE ABILITY OF THE BNP INDEX TO TRACK CORRESPONDING BOND MARKET PERFORMANCE. BNPP IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE BNP INDEX WITHOUT REGARD TO THE FUND SHARES OR PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY. NONE OF THE BNPP PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE BNP INDEX. NONE OF THE BNPP PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND SHARES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND SHARES ARE REDEEMABLE. NONE OF THE BNPP PARTIES HAS ANY OBLIGATION OR LIABILITY TO PROSHARES TRUST OR THE OWNERS OF T HE FUND SHARES OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND SHARES. THE BNP INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO PROSHARES TRUST OR THE FUND SHARES.

ALTHOUGH THE BNPP PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE BNP INDEX FROM SOURCES THAT THE BNPP PARTIES CONSIDER RELIABLE, NONE OF THE BNPP PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR COMPLETENESS OF THE BNP INDEX OR ANY DATA INCLUDED THEREIN, INCLUDING WITHOUT LIMITATION THE BNP INDEX DATA, OR THE RESULTS TO BE OBTAINED BY PROSHARES TRUST OR THE FUND SHARES, THE OWNERS OF THE FUND SHARES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE BNP INDEX OR ANY DATA INCLUDED THEREIN AND NONE OF THE BNPP PARTIES SHALL HAVE ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE BNP INDEX OR ANY DATA INCLUDED THEREIN. THE BNPP PARTIES SHALL HAVE NO LIABILITY TO PROSHARES TRUST, THE

OWNERS OF THE FUND SHARES, OR ANY THIRD PARTY FOR ANY ACT OR FAILURE TO ACT BY IT IN CONNECTION WITH THE DETERMINATION, ADJUSTMENT, CALCULATION OR MAINTENANCE OF THE BNP INDEX. FURTHER, NONE OF THE BNPP PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND REGARDING THE ACCURACY OF THE BNP INDEX OR OTHERWISE AND THE BNPP PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES (INCLUDING, WITHOUT LIMITATION AND FOR PURPOSES OF EXAMPLE ONLY, ALL WARRANTIES OF TITLE, SEQUENCE, AVAILABILITY, ORIGINALITY, ACCURACY, COMPLETENESS, TIMELINESS, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL IMPLIED WARRANTIES ARISING FROM TRADE USE, COURSE OF DEALING AND COURSE OF PERFORMANCE) WITH RESPECT TO THE BNP INDEX AND ALL DATA INCLUDED THEREIN. WITHOUT LIMITING THE GENERALITY OF ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE BNPP PARTIES HAVE ANY LIABILITY TO ANY PERSON OR ENTITY FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOSS OF USE, LOSS OF PRINCIPAL, PROFITS OR REVENUES OR OTHER ECONOMIC LOSS), AND WHETHER IN TORT (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITY AND NEGLIGENCE) CONTRACT OR OTHERWISE, EVEN IF IT MIGHT HAVE ANTICIPATED, OR WAS ADVISED OF, THE POSSIBILITY OF SUCH DAMAGES.

BNPP MAY BE ABLE TO AFFECT OR INFLUENCE THE DETERMINATION, ADJUSTMENT OR MAINTENANCE OF THE BNP INDEX. BNPP MAY DEAL IN ANY OBLIGATIONS OF ANY OF THE COMPANIES THAT COMPOSE THE BNP INDEX, AND BONDS ISSUED BY BNPP MAY BE INCLUDED IN THE BNPP INDEX. BNPP MAY, WHERE PERMITTED, ACCEPT DEPOSITS FROM, MAKE LOANS OR OTHERWISE EXTEND CREDIT TO, AND GENERALLY ENGAGE IN ANY KIND OF COMMERCIAL OR INVESTMENT BANKING OR OTHER BUSINESS WITH, SUCH COMPANIES OR AFFILIATES OF SUCH COMPANIES, AND MAY ACT WITH RESPECT TO SUCH BUSINESS AS IF THE BNP INDEX DID NOT EXIST, REGARDLESS OF WHETHER SUCH ACTION MIGHT ADVERSELY AFFECT THE BNP INDEX OR THE FUND SHARES. CERTAIN ACTIVITIES OF BNPP, INCLUDING ITS TRADING ACTIVITIES IN THE MANAGEMENT OF ITS OWN PROPRIETARY ACCOUNTS OR ACCOUNTS UNDER ITS MANAGEMENT AND ITS ACTIVITIES AS UNDERWRITER AND FINANCIAL ADVISER, MAY GIVE RISE TO CERTAIN CONFLICTS OF INTEREST, OR THE APPEARANCE OF CERTAIN CONFLICTS OF INTEREST THAT COULD DISADVANTAGE PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES. POTENTIAL OR ACTUAL CONFLICTS OF INTEREST MAY ALSO ARISE FROM THE DIFFERENT ROLES PLAYED BY BNPP IN CONNECTION WITH PROSHARES TRUST AND THE ECONOMIC INTERESTS OF BNPP IN EACH ROLE MAY BE ADVERSE TO THE INTERESTS OF PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES. IN PARTICULAR, BNPP MAY ACT AS AUTHORIZED PARTICIPANT, DERIVATIVE COUNTERPARTY AND LIQUIDITY PROVIDER TO PROSHARES TRUST AND PROSHARES TRUST MAY SOURCE BONDS AND OTHER SECURITIES FROM BNPP. BNPP OWES NO DUTY TO PROSHARES TRUST OR THE OWNERS OF THE FUND SHARES TO AVOID ANY SUCH CONFLICTS.

BofA Merrill Lynch

The Shares are not sponsored, endorsed, sold or promoted by BofA Merrill Lynch. Neither BofA Merrill Lynch nor any of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Standard & Poor’s Financial Services LLC, MSCI, Inc. or Frank Russell Company (the “Exchanges and Entities”) have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Shares, nor do they make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general hedge fund performance. BofA Merrill Lynch’s and the Exchanges and Entities’ only relationship to the Trust is the licensing of certain trademarks and trade names of BofA Merrill Lynch and the Exchanges and Entities and of the Index, which indices are determined, composed and calculated by BofA Merrill Lynch without regard to the Trust or the Shares. BofA Merrill Lynch and the Exchanges and Entities have no obligation to take the needs of the Trust or the owners of the Shares into consideration in determining, composing or calculating the Index. BofA Merrill Lynch and the Exchanges and Entities are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into or redeemed for cash or other assets. BofA Merrill Lynch and the Exchanges and Entities have no obligation or liability in connection with the administration, marketing or trading of the Shares.

BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY TRUST, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH AND THE EXCHANGES AND ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH

RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH OR THE EXCHANGES AND ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Marks are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by Trust. S&P, MSCI and Russell, respectively, are trademarks of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and Standard & Poor’s Financial Services LLC, MSCI, Inc. and Frank Russell Company and have been licensed for use by BofA Merrill Lynch.

Credit Suisse

CREDIT SUISSE SECURITIES (USA) LLC AND ITS AFFILIATES (COLLECTIVELY, “CREDIT SUISSE”) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX, OR ANY DATA INCLUDED THEREIN AND CREDIT SUISSE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CREDIT SUISSE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. CREDIT SUISSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CREDIT SUISSE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CREDIT SUISSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

MSCI ® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of Shares of the Funds or the timing of the issuance or sale of such Shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of Shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Russell

Russell 3000® Russell 2000®, Russell 1000® and Russell Midcap® (the “Russell Indexes”) are trademarks of the Russell Investment Group and/or its affiliates (“Russell”).

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO

RESULTS TO BE OBTAINED BY PROSHARES TRUST, INVESTORS, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Dow Jones Indices

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by ProShares. The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProShares with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProShares or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProShares or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash or redeemed, case the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROSHARES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROSHARES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

FINANCIAL STATEMENTS

The audited Financial Statements, for each Fund that commenced operations prior to May 31, 2012, and the report of PricewaterhouseCoopers LLP, as independent registered public accounting firm, for the fiscal year ended May 31, 2012, that appear in the Annual Report to shareholders dated May 31, 2012, are hereby incorporated by reference in this SAI. The Annual Report to shareholders is delivered with this SAI to shareholders requesting this SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

The ratings may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

Moody’s.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Dominion Ratings Services of Canada (DBRS).

AAA — Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA — Superior credit quality. The capacity for the payment of financial obligations is considered high.

Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA: Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Appendix B

Although the Trust does not have information concerning the beneficial ownership of Shares nominally held by Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding Shares of a Fund participants, as of September 4, 2012 is set forth below*:

FUND NAME	PERCENTAGE OWNED
ProShares USD Covered Bond
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	58.89%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	13.99%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11.66%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	8.16%

ProShares German Soverign/Sub-Soverign
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	23.53%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	17.65%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	11.76%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	11.76%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.88%
JPMORGAN 227 Park Avenue New York, NY 10017	5.88%
KNIGHT CAPITAL GROUP 545 Washington Boulevard Jersey City, NJ 07310	5.88%
U.S. BANK 100 Dutch Hill Road Orangeburg, NY 10962	5.88%

*	A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.88%
JPMORGAN 227 Park Avenue New York, NY 10017	5.88%

ProShares Large Cap Core Plus
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	25.88%
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	19.30%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10.48%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	10.17%
UBS SECURITIES LLC 51 West 52nd Street New York, NY 10019	9.00%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8.98%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	5.59%

ProShares Hedge Replication ETF
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	53.75%
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	33.88%

ProShares RAFI Long/Short
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	29.38%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	17.77%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.26%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8.20%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6.15%

ProShares Short S&P 500
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor
Brooklyn, NY 11201	16.94%

CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.73%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	12.99%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10.83%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	9.37%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.20%

ProShares Short QQQ
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.13%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12.48%
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	11.94%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	11.81%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.62%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.46%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.85%

ProShares Short Dow 30
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.99%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.70%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	12.12%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.27%
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	9.76%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.68%

UBS SECURITIES LLC 51 West 52nd Street New York, NY 10019	6.64%

ProShares Short MidCap400
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	37.98%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.01%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12.21%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	10.54%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	7.52%

ProShares Short Russell2000
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	21.32%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.02%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	11.27%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	10.41%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	7.99%
ROBERT W. BAIRD & CO. INC. 777 East Wisconsin Avenue Milwaukee, WI 53202	6.58%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.95%

ProShares Short SmallCap600
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	17.28%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.26%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.00%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.82%
LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	7.72%

SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.54%

ProShares Ultra Russell3000
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	18.46%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.85%
SHAREBUILDER 83 South King Street Seattle, WA 98104	12.31%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10.77%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9.23%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	9.23%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.15%

ProShares UltraShort S&P 500
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17.02%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	16.77%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.95%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.83%
LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	6.18%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.02%

ProShares UltraShort QQQ
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	18.02%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17.87%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.21%

SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.64%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.78%

ProShares UltraShort MidCap400
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	22.38%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.59%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.37%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.64%

ProShares UltraShort Russell2000
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	31.04%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	11.06%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	9.95%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	9.61%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.63%

ProShares UltraShort SmallCap600
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	26.82%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	18.22%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	14.49%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.57%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.33%

ProShares UltraPro Short Dow30
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	18.76%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.72%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	14.66%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.04%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.87%

ProShares UltraPro Short Russell2000
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	50.00%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	50.00%

ProShares UltraShort Russell1000 Value
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	22.55%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.69%
SHAREBUILDER 83 South King Street Seattle, WA 98104	13.73%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11.76%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	5.88%

ProShares UltraShort Russell MidCap Value
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	24.76%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11.43%
SHAREBUILDER 83 South King Street Seattle, WA 98104	11.43%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	9.52%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.62%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	5.71%

E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.71%

ProShares UltraShort Russell MidCap Growth
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17.74%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	17.74%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	14.52%
SHAREBUILDER 83 South King Street Seattle, WA 98104	13.44%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.45%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.38%

ProShares UltraShort Russell2000 Value
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20.57%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	18.99%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.77%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	9.49%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.38%

ProShares UltraShort Russell2000 Growth
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20.42%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.14%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.36%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.00%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.56%

E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.56%

ProShares Short Basic Materials
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	26.95%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.08%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.27%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.12%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.05%

ProShares Short Financials
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	19.40%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.00%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.81%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	9.51%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.21%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	7.36%

ProShares Short Oil & Gas
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.50%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11.68%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	10.22%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.76%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	6.93%

E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.20%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.84%

ProShares Short Real Estate
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.46%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16.54%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	16.13%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	13.83%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.52%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	5.52%

ProShares Short KBW Regional Banking
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	23.81%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.41%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	14.65%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	11.36%

ProShares UltraShort Basic Materials
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.05%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	14.98%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.83%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	11.96%
APEX CLEARING CORPORATION 1700 Pacific Ave., Suite 1400 Dallas, TX 75201	7.22%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.40%

ProShares UltraShort NASDAQ Biotechnology
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	63.41%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.20%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.58%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.49%

ProShares UltraShort Consumer Goods
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.18%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.28%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	14.21%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.12%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.46%

ProShares UltraShort Health Care
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	59.45%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.87%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	6.53%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6.53%

ProShares UltraShort Industrials
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20.38%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	16.89%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.82%

SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.99%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8.58%

ProShares UltraShort Oil & Gas
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.01%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.06%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.98%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	12.76%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.01%

ProShares UltraShort Real Estate
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	50.00%
UBS SECURITIES LLC 51 West 52nd Street New York, NY 10019	50.00%

ProShares UltraShort Semiconductors
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.38%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.32%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	14.06%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	11.22%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	8.71%
SHAREBUILDER 83 South King Street Seattle, WA 98104	6.38%

ProShares UltraShort Technology
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	20.14%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	17.05%

NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	15.54%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	10.94%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	6.40%

ProShares UltraShort Telecommunications
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	54.62%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	8.46%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	6.92%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	5.38%

ProShares UltraShort Financials
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	16.65%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	15.89%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	14.85%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	11.70%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	7.88%

ProShares Short MSCI EAFE
MORGAN STANLEY SMITH BARNEY
1 Pierre Pont Plaza, 5th Floor
Brooklyn, NY 11201	39.28%
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	14.39%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	11.50%
UBS SECURITIES LLC
51 West 52nd Street
New York, NY 10019	8.72%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	7.43%

ProShares Short MSCI Emerging Markets
LPL FINANCIAL
9785 Towne Centre Drive
San Diego, CA 92121	28.83%
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	21.73%
MORGAN STANLEY SMITH BARNEY
1 Pierre Pont Plaza, 5th Floor
Brooklyn, NY 11201	15.80%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	6.86%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	5.12%

ProShares Short FTSE China 25
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	46.84%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	13.34%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	8.86%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	8.57%

ProShares UltraShort MSCI EAFE
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	22.13%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	16.41%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	11.70%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	9.15%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	5.45%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	5.04%

ProShares UltraShort MSCI Emerging Markets
MORGAN STANLEY SMITH BARNEY
1 Pierre Pont Plaza, 5th Floor
Brooklyn, NY 11201	43.91%
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	12.88%

NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	6.37%
UBS SECURITIES LLC
51 West 52nd Street
New York, NY 10019	5.72%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	5.04%

ProShares UltraShort Europe
MORGAN STANLEY SMITH BARNEY
1 Pierre Pont Plaza, 5th Floor
Brooklyn, NY 11201	38.72%
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	11.53%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	8.98%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	6.89%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	6.45%
UBS SECURITIES LLC
51 West 52nd Street
New York, NY 10019	5.18%

ProShares UltraShort MSCI Pacific ex-Japan
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	50.00%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	19.83%
SHAREBUILDER
83 South King Street
Seattle, WA 98104	5.17%

ProShares UltraShort FTSE China 25
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	16.32%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	16.16%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	14.26%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	10.92%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	7.52%

ProShares UltraShort MSCI Japan
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	44.93%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.85%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8.22%

ProShares UltraShort MSCI Mexico Capped IMI
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	41.80%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.11%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.20%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.74%

ProShares Short 7-10 Year Treasury
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	32.06%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	24.45%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.22%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10.02%

ProShares Short 20+ Year Treasury
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	24.54%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	17.03%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	15.32%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	8.94%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	7.09%
UBS SECURITIES LLC 51 West 52nd Street New York, NY 10019	6.13%

TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	6.11%

ProShares Short High Yield
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21.33%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16.48%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	11.33%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.48%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	9.33%

ProShares Short Investment Grade Corporate
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	25.00%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.44%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	13.89%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	8.33%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.56%
GOLDMAN SACHS EXECUTION & CLEARING, L.P. 30 Hudson Street Jersey City, NJ 07302	5.56%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.56%

ProShares UltraShort 3-7 Year Treasury
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	53.59%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8.29%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	6.63%

ProShares UltraShort 7-10 Year Treasury
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	23.81%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.97%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	9.11%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8.81%
FIRST COMMUNITY TRUST, NA 3385 Hillcrest Road Dubuque, IA 52002	6.57%

ProShares UltraShort 20+ Year Treasury
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.66%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.82%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	14.31%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.93%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.37%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.33%

ProShares UltraShort TIPS
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	35.00%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.00%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6.25%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	6.25%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	5.00%

ProShares UltraPro Short 20+ Year Treasury
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	24.51%

CHARLES SCHWAB & CO., INC.
101 Montgomery Street San Francisco, CA 94101	18.07%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street Omaha, NE 68127	13.60%
SCOTTRADE INC
280 Park Avenue New York, NY 10017	8.23%
MERRILL LYNCH
101 Hudson Street Jersey City, NJ 07302	6.80%
E*TRADE SECURITIES LLC
135 E. 57th Street New York, NY 10022	6.80%

ProShares Ultra S&P 500
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street Omaha, NE 68127	16.34%
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	14.87%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street San Francisco, CA 94101	13.91%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street New York, NY 10281	12.81%
PERSHING LLC
One Pershing Plaza Jersey City, NJ 07399	8.57%

ProShares Ultra QQQ
CHARLES SCHWAB & CO., INC.
101 Montgomery Street San Francisco, CA 94101	21.36%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street New York, NY 10281	17.63%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street Omaha, NE 68127	15.42%
SCOTTRADE INC
280 Park Avenue New York, NY 10017	7.85%
E*TRADE SECURITIES LLC
135 E. 57th Street New York, NY 10022	7.15%
PERSHING LLC
One Pershing Plaza Jersey City, NJ 07399	5.16%

ProShares Ultra Dow 30
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street New York, NY 10281	16.46%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street San Francisco, CA 94101	14.62%

TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	12.39%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	8.66%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	8.37%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	7.07%

ProShares Ultra MidCap400
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	16.68%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	15.68%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	15.40%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	7.70%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	7.64%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	6.51%
MERRILL LYNCH
101 Hudson Street
Jersey City, NJ 07302	6.07%

ProShares Ultra Russell2000
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	17.94%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	17.61%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	17.55%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	8.12%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	5.20%

ProShares Ultra SmallCap600
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	17.87%

CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	15.53%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	11.82%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	8.20%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	8.11%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	6.45%

ProShares UltraPro S&P500
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	18.89%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	15.43%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	14.85%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	9.85%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	8.63%

ProShares UltraPro QQQ
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	20.10%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	19.70%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	15.56%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	11.79%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	8.15%

ProShares UltraPro Dow30
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	18.50%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	14.78%

CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.38%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.74%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	10.02%
INTERACTIVE BROKERS LLC One Pickwick Plaza-2nd Fl. Greenwich, CT 06830	6.14%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.17%

ProShares UltraPro MidCap400
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21.53%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	17.02%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.39%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.39%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	7.01%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.38%

ProShares UltraPro Russell2000
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	23.53%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	18.37%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.86%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	9.25%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.91%

ProShares Ultra Russell1000 Value
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.16%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.16%

TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.70%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	11.40%
LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	7.60%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.73%

ProShares Ultra Russell1000 Growth
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	23.56%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.23%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.61%
RAYMOND JAMES & ASSOCIATES, INC. 160 Broadway Suite 600 New York, NY 10038	10.43%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.12%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.94%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.22%

ProShares Ultra Russell MidCap Value
TRUST COMPANY OF AMERICA 7103 S. Revere Parkway Centennial, CO 80112	17.90%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.64%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.07%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	7.10%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.25%

ProShares Ultra Russell MidCap Growth
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	15.29%

CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.88%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.26%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	9.66%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.85%
RAYMOND JAMES & ASSOCIATES, INC. 160 Broadway Suite 600 New York, NY 10038	7.44%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.24%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.43%

ProShares Ultra Russell 2000 Value
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.97%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17.35%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	10.80%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.67%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.36%
SOUTHWEST SECURITIES, INC. Suite 3500, 1201 Elm Street Dallas, TX 75270	5.40%
SHAREBUILDER 83 South King Street Seattle, WA 98104	5.40%

ProShares Ultra Russell 2000 Growth
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.24%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16.45%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	12.50%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	11.48%

SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.16%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	7.78%

ProShares Ultra Basic Materials
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.47%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.69%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	14.43%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	9.87%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.83%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.11%

ProShares Ultra NASDAQ Biotechnology
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	21.95%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.42%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.32%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.29%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.12%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.80%

ProShares Ultra Consumer Goods
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	37.45%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	12.55%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8.70%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.50%

ProShares Ultra Consumer Services
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	21.21%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	21.01%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12.65%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	7.00%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.61%
SHAREBUILDER 83 South King Street Seattle, WA 98104	5.64%
TRUST COMPANY OF AMERICA 7103 South Revere Parkway Centennial CO 80112	5.06%

ProShares Ultra Financials
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.95%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	13.64%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	12.02%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.72%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.28%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.23%
MORGAN STANLEY SMITH BARNEY 1 Pierre Pont Plaza, 5th Floor Brooklyn, NY 11201	5.85%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.32%

ProShares Ultra Health Care
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.60%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16.27%

TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	12.37%
LPL FINANCIAL 9785 Towne Centre Drive San Diego, CA 92121	8.97%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.66%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.85%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	5.81%

ProShares Ultra Industrials
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.90%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.91%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	9.45%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8.00%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.65%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	6.56%
INTERACTIVE BROKERS LLC One Pickwick Plaza-2nd Fl. Greenwich, CT 06830	6.08%

ProShares Ultra Oil & Gas
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	17.19%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.78%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.07%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.48%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	7.46%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.32%

FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	5.93%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.06%

ProShares Ultra Real Estate
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.23%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.95%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	13.73%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	10.42%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.69%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.82%
SHAREBUILDER 83 South King Street Seattle, WA 98104	5.77%

ProShares Ultra KBW Regional Banking
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	27.17%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.57%
FIRST SOUTHWEST COMPANY 325 North St. Paul Street, Suite 800 Dallas, TX 75201-4652	13.04%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	9.78%

ProShares Ultra Semiconductors
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.36%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	13.77%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.33%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	8.13%

SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.46%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.98%

ProShares Ultra Technology
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.65%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	18.96%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.47%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	7.32%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.82%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.53%

ProShares Ultra Telecommunications
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	17.35%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.24%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	12.79%
SHAREBUILDER 83 South King Street Seattle, WA 98104	10.05%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.68%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.39%
FIRST CLEARING, LLC Riverfront Plaza, 901 East Byrd Street Richmond, VA 23219	5.94%

ProShares Ultra Utilities
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	22.42%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	16.09%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	15.47%

ProShares Ultra MSCI EAFE
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	55.86%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	13.01%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	10.23%

ProShares Ultra MSCI Emerging Markets
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	19.89%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.62%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	13.26%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	8.63%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.81%

ProShares Ultra Europe
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	23.01%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	11.06%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	7.08%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	6.19%
INTERACTIVE BROKERS LLC One Pickwick Plaza-2nd Fl. Greenwich, CT 06830	5.75%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	5.31%

ProShares Ultra MSCI Pacific ex-Japan
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	27.78%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	13.33%

NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	10.00%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	8.89%

ProShares Ultra MSCI Brazil Capped
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.62%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.40%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.63%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	10.94%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.34%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	5.68%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	5.68%

ProShares Ultra FTSE China 25
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	16.62%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	14.04%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.36%
SCOTTRADE INC 280 Park Avenue New York, NY 10017	9.88%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.94%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	6.46%
INTERACTIVE BROKERS LLC One Pickwick Plaza-2nd Fl. Greenwich, CT 06830	5.08%

ProShares Ultra MSCI Japan
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	15.43%

NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	14.81%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	9.63%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	8.40%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	8.15%
MERRILL LYNCH
101 Hudson Street
Jersey City, NJ 07302	5.19%

ProShares Ultra MSCI Mexico Capped IMI
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	18.33%
SHAREBUILDER
83 South King Street
Seattle, WA 98104	16.67%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	11.67%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	10.00%
MERRILL LYNCH
101 Hudson Street
Jersey City, NJ 07302	6.67%
INTERACTIVE BROKERS LLC
One Pickwick Plaza-2nd Fl.
Greenwich, CT 06830	5.00%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	5.00%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	5.00%

ProShares Ultra 7-10 Year Treasury
FIRST CLEARING, LLC
Riverfront Plaza, 901 East Byrd Street
Richmond, VA 23219	39.74%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	25.86%
RBC CAPITAL MARKETS CORPORATION
One Liberty Plaza
New York, NY 10006	10.29%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	8.24%
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	6.34%

ProShares Ultra 20+ Year Treasury
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	35.29%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	81.82%
TD AMERITRADE CLEARING, INC.
4211 South 102nd Street
Omaha, NE 68127	66.67%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	40.91%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	37.88%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	6.32%

ProShares Ultra High Yield
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	15.79%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	12.28%
INTERACTIVE BROKERS LLC
One Pickwick Plaza-2nd Fl.
Greenwich, CT 06830	10.53%
E*TRADE SECURITIES LLC
135 E. 57th Street
New York, NY 10022	8.77%
MERRILL LYNCH
101 Hudson Street
Jersey City, NJ 07302	7.02%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	7.02%
AMERIPRISE FINANCIAL
834 Ameriprise Financial Center
Minneapolis, MN 55474	5.26%
PERSHING LLC
One Pershing Plaza
Jersey City, NJ 07399	5.26%
VANGUARD BROKERAGE SERVICES
100 Vanguard Boulevard
Malvern, PA 19355	5.26%

ProShares Ultra Investment Grade Corporate
NATIONAL FINANCIAL SERVICES LLC
200 Liberty Street
New York, NY 10281	34.90%
CHARLES SCHWAB & CO., INC.
101 Montgomery Street
San Francisco, CA 94101	26.85%
SCOTTRADE INC
280 Park Avenue
New York, NY 10017	9.40%

E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	6.04%

ProShares 30 Year TIPS/TSY Spread
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	19.44%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	13.89%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	13.89%
NATIONAL FINANCIAL SERVICES LLC 200 Liberty Street New York, NY 10281	8.33%
SHAREBUILDER 83 South King Street Seattle, WA 98104	8.33%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	8.33%
GOLDMAN, SACHS & CO. 1 New York Plaza New York, NY 10004	5.56%
RBC CAPITAL MARKETS CORPORATION One Liberty Plaza New York, NY 10006	5.56%
KNIGHT CAPITAL GROUP 545 Washington Boulevard Jersey City, NJ 07310	5.56%

ProShares Short 30 Year TIPS/TSY Spread
GOLDMAN, SACHS & CO. 1 New York Plaza New York, NY 10004	22.22%
MERRILL LYNCH 101 Hudson Street Jersey City, NJ 07302	11.11%
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	11.11%
JPMORGAN 227 Park Avenue New York, NY 10017	11.11%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	11.11%
JPMORGAN 227 Park Avenue New York, NY 10017	11.11%
SHAREBUILDER 83 South King Street Seattle, WA 98104	11.11%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	11.11%

ProShares UltraPro 10 Year TIPS/TSY Spread
TD AMERITRADE CLEARING, INC. 4211 South 102nd Street Omaha, NE 68127	21.43%
GOLDMAN, SACHS & CO. 1 New York Plaza New York, NY 10004	14.29%
BROWN BROTHERS HARRIMAN & CO. 525 Washington Blvd. Jersey City, NJ 07310	7.14%
CHARLES SCHWAB & CO., INC. 101 Montgomery Street San Francisco, CA 94101	7.14%
JPMORGAN 227 Park Avenue New York, NY 10017	7.14%
KNIGHT CAPITAL GROUP 545 Washington Boulevard Jersey City, NJ 07310	7.14%
INTERACTIVE BROKERS LLC One Pickwick Plaza-2nd Fl. Greenwich, CT 06830	7.14%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	7.14%
E*TRADE SECURITIES LLC 135 E. 57th Street New York, NY 10022	7.14%
JPMORGAN 227 Park Avenue New York, NY 10017	7.14%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	7.14%

ProShares UltraPro Short 10 YearTIPS/TSY Spread
GOLDMAN, SACHS & CO. 1 New York Plaza New York, NY 10004	20.00%
JPMORGAN 227 Park Avenue New York, NY 10017	20.00%
PERSHING LLC One Pershing Plaza Jersey City, NJ 07399	20.00%
JPMORGAN 227 Park Avenue New York, NY 10017	20.00%
VANGUARD BROKERAGE SERVICES 100 Vanguard Boulevard Malvern, PA 19355	20.00%

PART C. OTHER INFORMATION

ProShares Trust

Item 28.Exhibits

(a)	Articles of Incorporation

(1)	Certificate of Trust of the Registrant.[1]

(2)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from ProFunds ETF Trust to xtraShares Trust).[2]

(3)	Certificate of Amendment to the Certificate of Trust of the Registrant (changing the name from xtraShares Trust to ProShares Trust.[3]

(4)	Amended and Restated Declaration of Trust of the Registrant.[8]

(b)	By-Laws

(1)	Amended and Restated By-Laws of the Registrant.[8]

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Advisory Contracts

(1)	Investment Advisory Agreement between Registrant and ProShare Advisors LLC[4] and Amendment No. 18 to Schedule A, dated March 12, 2013.[15]

(e)	Underwriting Contracts

(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co.[5]

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g)	Custodian Agreements

(1)	Domestic Custody Agreement between Registrant and JPMorgan Chase Bank, N.A;[5]

(a)	Cash Trade Execution Rider;[7]

(b)	Amendment No.3 to Cash Trade Execution Rider;[7]

(c)	Amended and Restated Global Custody Rider;[10] and

(d)	Amendment No. 24 dated November 12, 2012 to Schedule A of Fee Schedules for Global Custody and Agency Services. [13]

(h)	Other Material Contracts

(1)	Management Services Agreement between Registrant and ProShare Advisors LLC[4] and Amendment No. 17 to Schedule A, dated March 12, 2013.[15]

(2)	Expense Limitation Agreement between Registrant and ProShare Advisors LLC[4] and Amended Schedule A dated March 12, 2013.[15]

(3)	Expense Limitation Agreement between Registrant and ProShare Advisors LLC dated May 1, 2013[15] and Schedule A dated May 1, 2013.[15]

(4)	Fund Services Agreement (Administration and Compliance Services, Regulatory Services,

Accounting Services) between Registrant and J.P. Morgan Investor Services Co.[5] and Amendments No. 24 dated February 28, 2012[12] and No. 26 dated November 12, 2012.[13]

(5)

Agency Services Agreement between Registrant and JPMorgan Chase Bank, N.A.[5] and Amendments No. 21 dated December 30, 2011[12], No. 22 dated February 28, 2012[12] , No. 23 dated July 10, 2012 and No. 24 dated November 12, 2012.[13]

(6)	Form of Authorized Participant Agreement between Registrant and SEI Investments Distribution Co.[3]

(7)	PFO/Treasurer Services Agreement between Registrant and Foreside Compliance Services, LLC[5] and Amendment No. 1, dated January 17, 2007.[7]

(8)	Regulatory Administration Agreement between Registrant and Citi Fund Services Ohio, Inc., dated January 1, 2012.[10]

(i)	Legal Opinion[15]

(j)	Consent of Independent Registered Public Accounting Firm

Not applicable.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreements

(1)	Investor Letter.[6]

(m)	Rule 12b-1 Plan

(1)	Form of Distribution Plan.[3]

(n)	Rule 18f-3 Plan

Not applicable.

(o)	Reserved

Not applicable.

(p)	Codes of Ethics

(1)	Amended and Restated Combined Code of Ethics of the Registrant and Advisor, dated September 10, 2012.[12]
(2)	Rule 17j-1 Code of Ethics of the Distributor, dated April 1, 2012.[12]

(q)	Powers of Attorney

(1)	Power of Attorney from William D. Fertig, dated September 19, 2011.[9]
(2)	Power of Attorney from Louis M. Mayberg, dated September 19, 2011.[9]
(3)	Power of Attorney from Russell S. Reynolds, III, dated September 19, 2011.[9]
(4)	Power of Attorney from Michael L. Sapir, dated September 19, 2011.[9]
(5)	Power of Attorney from Michael C. Wachs, dated September 19, 2011.[9]

(1)	Filed with Initial Registration Statement on June 5, 2002.

(2)	Previously filed on July 17, 2003 as part of Pre-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.

(3)	Previously filed on May 22, 2006 as part of Pre-Effective Amendment No. 6 under the Securities Act of 1933 and incorporated by reference herein.

(4)	Previously filed on June 19, 2006 as part of Pre-Effective Amendment No. 7 under the Securities Act of 1933 and incorporated by reference herein.

(5)	Previously filed on August 30, 2006 as part of Post-Effective Amendment No. 1 under the Securities Act of 1933 and incorporated by reference herein.

(6)	Previously filed on December 29, 2006 as part of Post-Effective Amendment No. 2 under the Securities Act of 1933 and incorporated by reference herein.

(7)	Previously filed on September 28, 2010 as part of Post-Effective Amendment No. 27 under the Securities Act of 1933 and incorporated by reference herein.

(8)	Previously filed on December 30, 2010 as part of Post-Effective Amendment No. 30 under the Securities Act of 1933 and incorporated by reference herein.

(9)	Previously filed on September 28, 2011 as part of Post Effective Amendment No. 47 under the Securities Act of 1933 and incorporated by reference herein.

(10)	Previously filed on January 23, 2012 as part of Post Effective Amendment No. 57 under the Securities Act of 1933 and incorporated by reference herein.

(11)	Previously filed on March 22, 2012 as part of Post Effective Amendment No. 62 under the Securities Act of 1933 and incorporated by reference herein.

(12)	Previously filed on September 28, 2012 as part of Post Effective Amendment No. 72 under the Securities Act of 1933 and incorporated by reference herein.

(13)	Previously filed on December 6, 2012 as part of Post Effective Amendment No. 77 under the Securities Act of 1933 and incorporated by reference herein.

(14)	Previously filed on February 7, 2013 as part of Post Effective Amendment No. 80 under the Securities Act of 1933 and incorporated by reference herein.

(15)	Filed herewith.

Item 29. Persons Controlled By or Under Common Control With Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 30. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated herein by reference:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to an Amended and Restated Declaration of Trust, dated December 13, 2010 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a)	For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust;

(c)	For any criminal proceeding finally adjudicated for which the Covered Person had reasonable cause to believe that his or her conduct was unlawful; or

(d)	In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a), (b) or (c) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, b ad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a writer opinion of independent legal counsel.

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(c)	A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(d)	“Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(e)	“Liability” and “expenses” shall include without limitation, attorneys’ and accountants’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31. Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee (disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProShares Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference.

The information as to the directors and officers of ProShare Advisors LLC is set forth in ProShare Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on April 7, 2005 (Reference No. 5524427696B2B2), as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	State the name of each investment company (other than the registrant) for which each principal underwriter currently distributing securities of the registrant also acts as a principal underwriter, depositor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

Adviser Managed Trust Fund

Bishop Street Funds

BlackRock Funds III (f/k/a Barclays Global Investors Funds)

Causeway Capital Management Trust

CNI Charter Funds

Community Reinvestment Act Qualified Investment Fund

FaithShares Trust

Global X Funds

iShares Inc.

iShares MSCI Emerging Markets Small Cap Index Fund, Inc.

iShares MSCI Russia Capped Index Fund, Inc.

iShares Trust

ProShares Trust II

RiverPark Funds

Schwab Strategic Trust

SEI Alpha Strategy Portfolios, LP

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Opportunity Fund, LP

SEI Structured Credit Fund, LP

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Asset Allocation Trust

SEI Institutional Investments Trust

TD Asset Management USA Funds

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

The Arbitrage Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 25. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456

Name	Position and Office with Underwriter	Positions and Offices with Registrant

William M. Doran	Director	None

Edward D. Loughlin	Director	None

Wayne M. Withrow	Director	None

Kevin P. Barr	President & Chief Executive Officer	None

Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None

John C. Munch	General Counsel & Secretary	None

Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary	None

Mark J. Held	Senior Vice President	None

Lori L. White	Vice President & Assistant Secretary	None

John P. Coary	Vice President and Assistant Secretary	None

John J. Cronin	Vice President	None

Robert M. Silvestri	Vice President	None

Item 33. Location of Accounts and Records

State the names and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 u.s.c. 80a-30(a)] and the rules under that section.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of:

JP Morgan Chase Bank, N.A.

Attn: General Counsel

4 MetroTech Center

Brooklyn, NY 11245

J.P. Morgan Investor Services Co.

70 Fargo Street – Suite 3 East

Boston, MA 02210-1950

Attention: Fund Regulatory Services Department

ProShare Advisors LLC

c/o ProFund Advisors LLC

Attn: General Counsel

7501 Wisconsin Avenue, Suite 1000

Bethesda, MD 20814-6527

SEI Investments Distribution Co.

Attn: General Counsel

One Freedom Valley Drive

Oaks, Pennsylvania 19456-1100

Item 34. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and the State of Maryland on May 2, 2013.

ProShares Trust

By:	/s/ Louis M. Mayberg
Louis M. Mayberg

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Michael L. Sapir *	Trustee, Chairman	May 2, 2013
Michael L. Sapir

/s/ Russell S. Reynolds, III *	Trustee	May 2, 2013
Russell S. Reynolds, III

/s/ Michael C. Wachs *	Trustee	May 2, 2013
Michael C. Wachs

/s/ William D. Fertig*	Trustee	May 2, 2013
William D. Fertig

/s/ Louis M. Mayberg *	President	May 2, 2013
Louis M. Mayberg

/s/ Charles S. Todd	Treasurer	May 2, 2013
Charles S. Todd

* By:	/s/ Amy R. Doberman
Amy R. Doberman
As Attorney-in-fact

Date: May 2, 2013

Exhibit List

(d)(1)     Amendment No. 18 to Schedule A, dated March 12, 2013, of Investment Advisory Agreement between Registrant and ProShare Advisors LLC

(h)(1)     Amendment No. 17 to Schedule A, dated March 12, 2013, of Management Services Agreement between Registrant and ProShare Advisors LLC

(h)(2)     Amended Schedule A dated March 12, 2013 to Expense Limitation Agreement between Registrant and ProShare Advisors LLC

(h)(3)     Expense Limitation Agreement between Registrant and ProShare Advisors LLC dated May 1, 2013 and Schedule A dated May 1, 2013.

(i)            Legal Opinion